Filed Pursuant to Rule 497(e)
Registration No. 333-148368

P R O S P E C T U S    S U P P L E M E N T

To the Prospectus dated May 5, 2010

7,500,000 Shares

Common Stock

$10.25 per Share

BlackRock Kelso Capital Corporation is an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

We are offering for sale 7,500,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 1,125,000 additional shares of our common stock at the public offering price, less underwriting discounts and commissions, to cover over-allotments. See “Underwriting” beginning on page S-29 of this prospectus supplement for more information regarding this offering.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “BKCC”. The last reported closing price for our common stock on June 16, 2010 was $10.30 per share.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 40 East 52nd Street, New York, New York 10022, or by telephone at (212) 810-5800 or on our website at www.blackrockkelso.com/InvestorRelations. The SEC also maintains a website at www.sec.gov that contains such information free of charge. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage, and is highly speculative. Before investing in our securities, you should read the discussion of the material risks of investing in the Company in “Risks” beginning on page 11 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public Offering Price	$10.25000	$76,875,000
Underwriting Discount	$0.46125	$3,459,375
Proceeds to BlackRock Kelso Capital Corporation (before estimated expenses of $400,000)	$9.78875	$73,415,625

The underwriters expect to deliver the shares to purchasers on or about June 22, 2010.

Joint Book-Running Managers

Citi	BofA Merrill Lynch	Credit Suisse	UBS Investment Bank

Lead Manager

BMO Capital Markets

Co-Manager

Lazard Capital Markets

Prospectus Supplement dated June 16, 2010

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus, which we sometimes refer to collectively as the “prospectus.” We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus supplement and the accompanying prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement or such prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since then. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in the accompanying prospectus.

PROSPECTUS SUPPLEMENT

i

PROSPECTUS

ii

THE COMPANY

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risks” in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. Throughout this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, we refer to BlackRock Kelso Capital Corporation as the “Company,” “BlackRock Kelso Capital,” “we,” “us” or “our.”

General

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We are organized as an externally-managed, non-diversified, closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time-to-time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. Since the commencement of our operations, the team of investment professionals of BlackRock Kelso Capital Advisors LLC (the “Advisor” or “BlackRock Kelso Capital Advisors”), including our senior management, has evaluated more than 1,600 investment opportunities and completed 107 investments on our behalf, aggregating over $1.8 billion in capital provided to middle-market companies through March 31, 2010.

During the three months ended March 31, 2010, we invested $16.4 million across five existing portfolio companies. This compares to investing $15.3 million across two existing portfolio companies for the three months ended March 31, 2009. Sales and repayments of investment principal totaled $72.7 million during the three months ended March 31, 2010, versus $0.7 million during the three months ended March 31, 2009.

At March 31, 2010, our portfolio consisted of 55 portfolio companies and was invested 60% in senior secured loans, 26% in unsecured or subordinated debt securities, 7% in equity investments, 6% in senior secured notes and 1% in cash and cash equivalents. This compares to 61% in senior secured loans, 30% in unsecured or subordinated debt securities, 6% in senior secured notes, 3% in equity investments and less than 1% in cash and cash equivalents at March 31, 2009. Our average portfolio company investment at amortized cost was approximately $17.4 million at March 31, 2010, versus $19.9 million at March 31, 2009.

The weighted average yields of the debt and income producing equity securities in our portfolio at their current cost basis were 11.6% at March 31, 2010 and 10.4% at March 31, 2009. The weighted average yields on our senior secured loans and other debt securities at their current cost basis were 10.3% and 13.9%, respectively, at March 31, 2010, versus 9.9% and 12.1% at March 31, 2009.

BlackRock Kelso Capital Advisors

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 12 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar and several senior executives of BlackRock, Inc. (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The investment committee is responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the Advisor’s investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998.

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At March 31, 2010, BlackRock’s assets under management were $3.364 trillion.

The Kelso Principals have an average tenure of at least eighteen years at Kelso. Kelso is a leading private equity firm and since 1980 has raised over $10 billion of committed private equity capital, investing primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization does not participate in the activities of the Advisor or advise us.

The Advisor and its affiliates manage or may manage other funds that may have investment mandates that are similar, in whole or in part, to ours. As a result, the Advisor may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or an investment manager affiliated with the Advisor. In certain circumstances negotiated co-investments may be made only if we receive an order from the United States Securities and Exchange Commission, or the SEC, permitting us to do so. There can be no assurance that any such order will be obtained.

Administration

BlackRock, through its subsidiary, BlackRock Financial Management, Inc. (the “Administrator”), serves as our administrator and leases office space to us and provides us with equipment and office services. BlackRock oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the SEC and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Company Information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800.

RECENT DEVELOPMENTS

On April 20, 2010, we entered into an agreement to amend our Senior Secured, Multi-Currency Credit Agreement (the “Credit Facility”). The amendment extends through December 6, 2013 certain existing lenders’ commitments totaling $300 million, consisting of $200 million of revolving loan commitments and $100 million of term loan commitments. Subsequent to the amendment becoming effective, we added two new lenders to the Credit Facility with aggregate revolving loan commitments of $75 million, bringing the total commitments that extend through December 2013 to $375 million. Non-extending lender commitments of $245 million, consisting of $200 million of revolving loan commitments and $45 million of term loan commitments, mature on December 6, 2010 unless they are extended prior to that date. Pricing for outstanding borrowings made by non-extending lenders will remain at LIBOR plus 0.875% with respect to revolving loans and LIBOR plus 1.50% with respect to term loans. The pricing for outstanding borrowings made by extending lenders and new lenders is reset to LIBOR plus an applicable spread of either 3.00% or 3.25% for revolving loans, based on a pricing grid depending on our credit rating, and LIBOR plus 3.00% for term loans. The Credit Facility does not contain a LIBOR floor requirement. On June 16, 2010, the effective LIBOR spread under the Credit Facility was 2.49%. Additionally, we are required to pay a commitment fee of 0.50% on any unused portion of the commitments of the extending lenders and the new lender. The Credit Facility is secured by substantially all of the assets in our portfolio, including cash and cash equivalents. In connection with the amendment of the Credit Facility, we paid structuring and arrangement fees of approximately $6.5 million. The Credit Facility includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility from its current level by up to an additional $275 million of revolving loan commitments and $250 million of term loan commitments. We expect to approach new lenders to solicit additional commitments to our Credit Facility.

On May 5, 2010, our Board of Directors declared a dividend of $0.32 per share, payable on July 2, 2010 to stockholders of record at the close of business on May 17, 2010. Purchasers of our common stock in this offering will not receive this dividend.

On May 5, 2010, our Board of Directors approved an extension of our share repurchase plan to June 30, 2011, with 1,794,971 shares remaining authorized for repurchase. Notice is hereby given in accordance with Section 23 of the 1940 Act that from time to time we may purchase shares of our common stock in the open market at prevailing market prices. For additional information about our share repurchase plan, see “Price Range of Common Stock” in this prospectus supplement.

On June 7, 2010, we held our annual meeting of stockholders. At the annual meeting, our stockholders approved three proposals, including an amendment to our Certificate of Incorporation that increased the number of authorized shares of our common stock from 100,000,000 to 200,000,000. The amendment to the Certificate of Incorporation became effective immediately upon filing with the Delaware Secretary of State on June 7, 2010.

From April 1 to June 16, 2010, our purchases of investments totaled approximately $129 million and sales and repayments of investments totaled approximately $181 million. At June 16, 2010, borrowings under our Credit Facility were approximately $220 million.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses (as a Percentage of Offering Price)
Sales Load	4.50	%(1)
Offering Expenses	0.52	%(2)

Total Common Stockholder Expenses	5.02	%(3)

Estimated Annual Expenses (as Percentage of Net Assets Attributable to Common Shares)(4)
Management Fees	2.89	%(5)
Incentive Fees Payable Under the Investment Management Agreement	2.69	%(6)
Interest Payments on Borrowed Funds	0.84	%(7)
Other Expenses	0.92	%(8)

Total Annual Expenses	7.34	%(9)

(1)	Represents the estimated underwriting discounts and commissions with respect to the shares to be sold by us in this offering.
(2)	Amount reflects estimated offering expenses of approximately $400,000 and based on the 7,500,000 shares offered in this offering at the public offering price of $10.25 per share.
(3)	The expenses of our dividend reinvestment plan are included in “Other Expenses.”
(4)	“Net Assets Attributable to Common Shares” equals our net assets at March 31, 2010, plus the anticipated net proceeds from this offering.
(5)	Our management fee is 2.0% of our total assets, payable quarterly in arrears based on our total assets at the beginning of the quarter. See “The Advisor—Investment management agreement” in the accompanying prospectus for additional information regarding our investment management agreement.
(6)	These Incentive Fees are based on actual amounts incurred during the year ended December 31, 2009, as our Incentive Fees are currently expected to be concentrated in the fourth quarter of each year. However, the Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee incurred during the year ended December 31, 2009. For more detailed information about the Incentive Fee, please see the section of the accompanying prospectus captioned “The Advisor—Investment management agreement” and Note 3 to our financial statements included elsewhere in this prospectus supplement.
(7)	“Interest Payments on Borrowed Funds” represents interest and credit facility fees incurred and amortization of debt issuance costs during the three months ended March 31, 2010 annualized for a full year. Our average outstanding balance under the Credit Facility during the three months ended March 31, 2010 was approximately $261 million. Under the recent amendment to our Credit Facility, the interest rate applicable to a portion of our borrowings under the facility has increased and we may increase the size of the facility from its current level by up to an additional $525 million of commitments. As a result, our interest payments on borrowed funds as a percentage of net assets attributable to common shares may increase.
(8)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the investment management agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual other expenses for the three months ended March 31, 2010 annualized for a full year.

(9)	“Total Annual Expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than total assets, including assets that have been funded with borrowed monies. If the “Total Annual Expenses” percentage were calculated instead as a percentage of total assets, as of March 31, 2010 plus anticipated net proceeds from this offering, our “Total Annual Expenses” would be 5.05% of total assets. For a presentation and calculation of total annual expenses based on total assets see page S-15 of this prospectus supplement.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 4.50% sales load (underwriting discounts and commissions) and offering expenses totaling 0.52%, (2) total net annual expenses of 4.65% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (3) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$94	$183	$273	$500

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee under the investment management agreement would not be earned or payable and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The Statement of Operations Data, Per Share Data and Balance Sheet Data for each of the four years in the period ended December 31, 2009 and for the period July 25, 2005 (inception of operations) to December 31, 2005 are derived from our financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the three months ended March 31, 2010 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2010.

This selected financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and related notes thereto included elsewhere in this prospectus supplement, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” and our financial statements and the related notes thereto included in the accompanying prospectus.

	Three months ended March 31 (unaudited)		Year ended December 31				July 25, 2005* through December 31, 2005
	2010	2009	2009	2008	2007	2006
	(Dollars in thousands, except per share data)
Statement of Operations Data:
Total Investment Income	$27,799	$31,811	$124,884	$143,196	$127,776	$53,892	$10,005
Net Expenses (including taxes):
Before Base Management Fee Waiver	7,534	8,060	48,831	48,093	53,987	18,314	6,137
After Base Management Fee Waiver(1)	7,534	8,060	48,831	48,093	51,930	14,000	3,802
Net Investment Income	20,265	23,751	76,053	95,103	75,846	39,892	6,203
Net Realized and Unrealized Gain (Loss)	10,218	(27,818)	(8,813)	(245,610)	(59,626)	1,662	241
Net Increase (Decrease) in Net Assets Resulting from Operations	30,483	(4,067)	67,240	(150,507)	16,219	41,555	6,444
Per Share Data:
Net Asset Value Per Common Share at Period End	$9.77	$9.04	$9.55	$9.23	$13.78	$14.93	$14.95
Market Price at Period End(2)	9.96	4.19	8.52	9.86	15.28	—	—
Net Investment Income	0.36	0.43	1.36	1.76	1.66	1.09	0.17
Net Realized and Unrealized Gain (Loss)	0.18	(0.50)	(0.16)	(4.54)	(1.31)	0.04	0.01
Net Increase (Decrease) in Net Assets Resulting from Operations	0.54	(0.07)	1.20	(2.78)	0.35	1.13	0.18
Dividends Declared	0.32	0.16	0.80	1.72	1.69	1.15	0.20
Balance Sheet Data at Period End:
Total Assets	$838,533	$935,450	$879,526	$966,192	$1,121,942	$766,259	$542,226
Borrowings Outstanding	253,500	421,500	296,000	426,000	381,300	164,000	—
Total Net Assets	552,954	495,519	539,563	510,296	728,192	561,800	528,705
Other Data:
Total Return(3)	27.0%	(54.8)%	(5.9)%	(23.9)%	3.4%	7.8%	1.0%
Number of Portfolio Companies at Period End	55	63	57	63	60	49	26
Value of Investments at Period End	$803,329	$912,942	$846,742	$926,845	$1,098,261	$754,168	$136,913
Yield on Investments at Period End(4)	11.6%	10.4%	11.2%	11.0%	12.4%	12.5%	10.7%

*	Inception of operations.
(1)	The base management fee waiver commenced on July 25, 2005 and terminated on June 30, 2007.
(2)	Our common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.

(3)	For the three months ended March 31, 2010 and 2009 and the years ended December 31, 2009 and 2008, total return is based on the change in market price during the respective periods. For the periods prior to December 31, 2008, total return is based on the change in net asset value per common share during the respective periods. The total return for the period June 26, 2007 through December 31, 2007 based on the change in market price per common share during such period was 1.2%. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan and do not reflect brokerage commissions. Total return is not annualized.
(4)	Yield on investments at period end represents the weighted average yield on the debt and income producing equity securities in our portfolio at their current cost basis. Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and commitment fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash and cash equivalents.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously identified elsewhere in this prospectus supplement, including the “Risks” section of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the 7,500,000 shares of our common stock that we are offering, after deducting estimated expenses of this offering payable by us, will be approximately $73.0 million (or $84.0 million, if the over-allotment is exercised in full) based on a public offering price of $10.25 per share.

We expect to use the net proceeds from selling shares of our common stock to repay indebtedness owed under our Credit Facility, to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. Affiliates of the underwriters that are lenders under our Credit Facility will receive a portion of the net proceeds from this offering through the repayment of these borrowings, if any. At June 16, 2010, we had approximately $220 million outstanding under our Credit Facility at an effective LIBOR spread of 2.49%. Our Credit Facility matures on December 6, 2013.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus supplement will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior secured loans, and unsecured and subordinated debt and equity securities. Pending our investments in new or existing portfolio companies, we plan to invest a portion of the net proceeds from this offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our Credit Facility, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK

Our common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing bid price for our common stock, the closing bid price as a percentage of net asset value, or NAV, and quarterly dividends per share for the last two completed fiscal years and the current fiscal year through June 16, 2010. On June 16, 2010, the last reported closing price of our common stock was $10.30 per share.

		Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends
	NAV(1)	High	Low
Year Ending December 31, 2010
First Quarter	$9.77	$10.10	$8.52	103%	87%	$0.32
Second Quarter (through June 16, 2010)	*	$11.58	$9.70	*	*	$0.32

Year Ending December 31, 2009
First Quarter	$9.04	$10.98	$2.41	121%	27%	$0.16
Second Quarter	$9.24	$7.00	$4.24	76%	46%	$0.16
Third Quarter	$9.59	$8.91	$5.79	93%	60%	$0.16
Fourth Quarter	$9.55	$8.79	$7.23	92%	76%	$0.32

Year Ending December 31, 2008
First Quarter	$12.60	$15.19	$10.65	121%	85%	$0.43
Second Quarter	$12.31	$13.46	$9.26	109%	75%	$0.43
Third Quarter	$11.52	$11.89	$7.63	103%	66%	$0.43
Fourth Quarter	$9.23	$11.29	$6.44	122%	70%	$0.43

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
*	Net asset value has not yet been calculated for this period.

Our common stock recently has traded at prices both above and below our most recently calculated net asset value. There can be no assurance, however, that our shares will trade above, below or at our net asset value.

In August 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to 2.5 percent of our outstanding shares of common stock from time to time in open market or privately negotiated transactions. In May 2009, our Board of Directors approved an extension and increase to the plan which authorized us to repurchase up to an additional 2.5 percent of our outstanding shares of common stock. In May 2010, our Board of Directors approved an extension of our share repurchase plan to June 30, 2011. During the year ended December 31, 2009, we purchased a total of 583,572 shares of our common stock on the open market for $2,234,892, including brokerage commissions. During the year ended December 31, 2008, we purchased a total of 378,107 shares of our common stock on the open market for $3,191,008, including brokerage commissions. At June 16, 2010, the total number of remaining shares authorized for repurchase was 1,794,971. We currently hold the shares we repurchased in treasury.

We intend to pay quarterly dividends to our common stockholders. The amount of our quarterly dividend is determined by our board of directors. On May 5, 2010, our Board of Directors declared a dividend of $0.32 per share, payable on July 2, 2010 to stockholders of record at the close of business on May 17, 2010. Purchasers of our common stock in this offering will not receive this dividend.

There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our credit facility may limit our ability to declare dividends if we default under certain provisions. For a description of the credit facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.

CAPITALIZATION

The following table sets forth our cash and capitalization as of March 31, 2010 (1) on an actual basis and (2) as adjusted to reflect the effects of the sale of 7,500,000 shares of our common stock in this offering at an offering price of $10.25 per share. You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

	As of March 31, 2010
	Actual	As Adjusted for this Offering(1)(4)
	(Dollars in thousands, except per share data)
Cash and cash equivalents	$7,252	$80,268
Total assets	$838,533	$911,549
Borrowings under senior credit facility	$253,500	$253,500
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 57,562,908 issued and 56,601,229 outstanding, 65,062,908 shares issued and 64,101,229 outstanding, as adjusted, respectively(2)	$58	$66
Capital in excess of par value	$827,637	$900,645
Distributable earnings(3)	$(269,315)	$(269,315)
Treasury stock	$(5,426)	$(5,426)
Total stockholders’ equity	$552,954	$625,970
Total capitalization	$806,454	$879,470

(1)	Does not include the underwriters’ over-allotment option.
(2)	Figures do not include an increase in the shares of common stock authorized to 200,000,000, effective June 7, 2010, nor 140,845 shares issued under our Dividend Reinvestment Plan on April 5, 2010.
(3)	Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment and foreign currency transactions and net unrealized appreciation or depreciation of investments and foreign currencies, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.
(4)	As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering initially to repay a portion of the borrowings outstanding under our senior credit facility. We have not yet determined how much of the net proceeds of this offering will be used for this purpose and, as a result, we have not reflected the consequences of such repayment in this table.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this prospectus supplement.

Overview

We were incorporated in Delaware on April 13, 2005 and were initially funded on July 25, 2005. Our investment objective is to provide a combination of current income and capital appreciation. We intend to invest primarily in debt and equity securities of private and certain public U.S. middle-market companies.

We are externally managed and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

On July 25, 2005, we completed a private placement of 35,366,589 shares of our common stock at a price of $15.00 per share that raised approximately $529 million in net proceeds. On July 2, 2007, we completed an initial public offering of 10,000,000 shares of our common stock at a price of $16.00 per share that raised approximately $150 million in net proceeds.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

Revenues

We generate revenues primarily in the form of interest on the debt we hold, dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire in portfolio companies. Our investments in fixed income instruments generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of cash interest or dividends or pay interest or dividends in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, an incentive management fee, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive management fee compensate the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our management agreement with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions, including those related to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	dividends and distributions on our preferred shares, if any, and common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

Through June 30, 2007, the Advisor agreed to waive certain portions of the base management fee the Advisor would otherwise have been entitled to receive from us. All of the fee waivers terminated on that date.

Additionally, the management agreement provides that the Advisor or its affiliates may be entitled to an Incentive Fee under certain circumstances. The determination of the Incentive Fee will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock. The determination of the Incentive Fee is subject to any applicable limitations under the 1940 Act and the Advisers Act.

We expect our general and administrative operating expenses related to our ongoing operations to remain relatively stable or decline slightly as a percentage of our assets in future periods. Incentive fees, interest expense and costs relating to future offerings of securities would be additive.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the chart on page S-5 rather than as a percentage of total assets. Total assets includes assets that have been funded with borrowed monies (leverage). For reference, the chart below illustrates our “Total annual expenses” as a percentage of total assets:

Estimated Annual Expenses (as a Percentage of Total Assets)(1)
Management Fees	2.00	%(2)
Incentive Fees Payable under the Investment Management Agreement	1.85	%(3)
Interest Payments on Borrowed Funds	0.57	%(4)
Other Expenses	0.63	%(5)

Total Annual Expenses	5.05%

(1)	“Total Assets” equals our total assets at March 31, 2010, plus the anticipated net proceeds from this offering.
(2)	Our management fee is 2.0% of our total assets, payable quarterly in arrears based on our total assets at the beginning of the quarter. See “The Advisor—Investment management agreement” in the accompanying prospectus for additional information regarding our investment management agreement.
(3)	These Incentive Fees are based on actual amounts incurred during the year ended December 31, 2009, as our Incentive Fees are currently expected to be concentrated in the fourth quarter of each year. However, the Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee incurred during the year ended December 31, 2009. For more detailed information about the Incentive Fee, please see the section of the accompanying prospectus captioned “The Advisor—Investment management agreement” and Note 3 to our financial statements included elsewhere in this prospectus supplement.
(4)	“Interest Payments on Borrowed Funds” represents interest and credit facility fees incurred and amortization of debt issuance costs during the three months ended March 31, 2010 annualized for a full year. Our average outstanding balance under the Credit Facility during the three months ended March 31, 2010 was approximately $261 million. Under the recent amendment to our Credit Facility, the interest rate applicable to a portion of our borrowings under the facility has increased and we may increase the size of the facility from its current level by up to an additional $525 million of commitments. As a result, our interest payments on borrowed funds as a percentage of total assets may increase.
(5)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the investment management agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual other expenses for the three months ended March 31, 2010 annualized for a full year.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies are further described in the notes to the financial statements included elsewhere in this prospectus supplement. See Note 2 to the financial statements in this prospectus supplement for a description of recently issued accounting pronouncements.

Valuation of portfolio investments

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. We generally obtain market quotations from an independent pricing service or one or more broker-dealers or market makers and utilize the average of the range of bid and ask quotations as a practical expedient for fair value. However, debt investments with remaining maturities within 60 days are valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for substantially all of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

•

the investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

•	the audit committee of our Board of Directors reviews the preliminary valuations of the independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is valued at cost, which approximates fair value. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), issued by the Financial Accounting Standards Board, defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. ASC 820-10 defines fair value as the price that a company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

ASC 820-10 establishes a hierarchy that classifies these inputs into the three broad levels listed below:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 – Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Transfers between levels, if any, represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the period.

Our valuation policy is consistent with ASC 820-10. In accordance with this valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

Revenue recognition

We record interest income, adjusted for amortization of premium and accretion of discount, and dividend income on an accrual basis to the extent that we expect to collect such amounts. For loans and securities with PIK income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, PIK income is accrued only to the extent that the portfolio company valuation indicates that the PIK income is likely to be collected. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, we record any prepayment fees and unamortized loan origination, structuring, closing, commitment and other upfront fees as interest income.

With respect to the dividends paid to stockholders, income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income when received and, accordingly, distributed to stockholders. For financial reporting purposes, such fees are recorded as unearned income and accreted/amortized over the life of the respective investment.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment fees. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Federal income taxes

We have elected to be taxed as a RIC under Subchapter M of the Code and currently qualify, and intend to continue to qualify each year, as a RIC under the Code. In order to qualify as a RIC, we are required, in addition to certain other requirements, to distribute annually at least 90% of investment company taxable income, as defined by the Code, to our stockholders. To avoid federal excise taxes, we must distribute annually at least 98% of our income from the current year (both ordinary income and net capital gains) and any undistributed ordinary income and net capital gains from the preceding years. We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to our stockholders. We will accrue excise tax on estimated excess taxable income as required.

Financial and operating highlights

At March 31, 2010:

Investment Portfolio: $810.6 million

Net Assets: $553.0 million

Net Indebtedness (borrowings less cash and cash equivalents): $246.2 million

Net Asset Value per share: $9.77

Portfolio Activity for the Three Months Ended March 31, 2010:

Cost of investments during period: $16.4 million

Sales, repayments and other exits during period: $72.7 million

Number of portfolio companies at end of period: 55

Operating Results for the Three Months Ended March 31, 2010:

Net investment income before Incentive Fees per share: $0.37

Net investment income per share: $0.36

Net investment income per share, as adjusted1: $0.30

Dividends declared per share: $0.32

Net increase in net assets from operations per share: $0.54

Net investment income before Incentive Fees: $20.8 million

Net investment income: $20.3 million

Net investment income, as adjusted1: $16.8 million

Net realized and unrealized gains: $10.2 million

Net increase in net assets from operations: $30.5 million

As adjusted amounts are non-GAAP basis financial measures that refer to GAAP basis amounts adjusted for incremental Incentive Fee expense that reflects the difference between the estimated amount of Incentive Fees that we expect to incur at the end of the year with respect to the reported period’s operating results versus the actual amount that we are legally obligated to pay at the end of the reported period. Management believes that reflecting estimated Incentive Fees throughout the year, as the related investment income is earned, is an effective measure of our profitability and financial performance that facilitates comparison of current results with historical results and with those of our peers. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Reconciliations of as adjusted amounts to the most directly comparable GAAP financial measures are set forth in “Results of operations—Supplemental information” below.

Portfolio and investment activity

During the three months ended March 31, 2010, we invested approximately $16.4 million across five existing portfolio companies. The new investments consisted primarily of senior loans secured by first liens ($1.5 million, or 9% of the total) or second liens ($5.0 million, or 31%), unsecured or subordinated debt securities ($4.5 million, or 27%) and equity securities ($5.4 million, or 33%). Additionally, we received proceeds from sales/repayments of investment principal of approximately $72.7 million during the three months ended March 31, 2010.

At March 31, 2010, our net portfolio of $811 million (at fair value) consisted of 55 portfolio companies and was invested 60% in senior secured loans, 26% in unsecured or subordinated debt securities, 7% in equity investments, 6% in senior secured notes and 1% in cash and cash equivalents. Our average portfolio company investment at amortized cost was approximately $17.4 million. Our largest portfolio company investment by value was approximately $59.1 million and our five largest portfolio company investments by value comprised approximately 25% of our portfolio at March 31, 2010. At December 31, 2009, our net portfolio of $853 million (at fair value) consisted of 57 portfolio companies and was invested 59% in senior secured loans, 30% in unsecured or subordinated debt securities, 6% in senior secured notes, 5% in equity investments and less than 1% in cash and cash equivalents. Our average portfolio company investment at amortized cost was approximately $18.5 million at December 31, 2009. Our largest portfolio company investment by value was approximately $56.1 million and our five largest portfolio company investments by value comprised approximately 26% of our portfolio at December 31, 2009.

The weighted average yield of the debt and income producing equity securities in our portfolio at their current cost basis was 11.6% at March 31, 2010 and 11.2% at December 31, 2009. The weighted average yields on our senior secured loans and other debt securities at their current cost basis were 10.3% and 13.9%, respectively, at March 31, 2010, versus 9.4% and 14.2% at December 31, 2009. Yields are computed using interest rates and dividend yields as of the balance sheet date and include amortization of loan origination and commitment fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash and cash equivalents.

[1]	Non-GAAP basis financial measure. See “Results of operations—Supplemental information” below.

At March 31, 2010, 42% of our debt investments bore interest based on floating rates, such as LIBOR, the Federal Funds Rate or the Prime Rate, and 58% bore interest at fixed rates. The percentage of our total debt investments that bore floating rate interest based on an interest rate floor was 5% at March 31, 2010. At December 31, 2009, 41% of our debt investments bore interest based on floating rates and 59% bore interest at fixed rates. The percentage of our total debt investments that bore floating rate interest based on an interest rate floor was 5% at December 31, 2009.

The Advisor employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. Generally, the Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company; however, the Advisor will assign multiple ratings when appropriate for different investments in one portfolio company. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 generally will be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.45 at March 31, 2010 versus 1.46 at December 31, 2009. The following is a distribution of the investment ratings of our portfolio companies at March 31, 2010 and December 31, 2009:

	March 31, 2010	December 31, 2009
Grade 1	$524,460,771	$553,361,682
Grade 2	222,313,206	224,552,728
Grade 3	39,118,057	51,207,962
Grade 4	20,096,357	21,528,959

Total investments including unearned income	805,988,391	850,651,331
Unearned income	(2,659,253)	(3,909,286)

Total investments	$803,329,138	$846,742,045

Results of operations

Results comparisons for the three months ended March 31, 2010 and 2009.

Investment income

Investment income totaled $27,799,099 and $31,811,300, respectively, for the three months ended March 31, 2010 and 2009, of which $14,994,235 and $17,841,510 were attributable to interest and fees on senior secured loans, $11,998,827 and $13,185,401 to interest earned on other debt securities, $805,808 and $778,416 to dividends from preferred equity securities, and $229 and $5,973 to interest earned on cash equivalents, respectively. The decrease in investment income for the three months ended March 31, 2010 primarily reflects a reduction in the size of our portfolio due to sales and repayments, as well as the impact of lower levels of LIBOR on interest income from our floating rate debt investments, which generally bear interest based on LIBOR. Total investments at their current cost basis were $957,362,059 at March 31, 2010, compared to $1,251,186,989 at March 31, 2009. Three-month LIBOR averaged 0.26% during the three months ended March 31, 2010, compared to 1.24% during the three months ended March 31, 2009.

Expenses

Expenses for the three months ended March 31, 2010 and 2009 were $7,533,834 and $8,059,918, respectively, which consisted of $4,322,471 and $4,748,218 in base management fees, $493,951 and zero in incentive management fees, $1,122,254 and $1,836,389 in interest expense and fees related to the Credit Facility, $398,664 and $346,794 in Advisor expenses, $257,723 and $229,108 in administrative services, $203,266 and $232,050 in professional fees, $168,292 and $168,292 in amortization of debt issuance costs, $152,408 and $129,361 in insurance expenses, $95,837 and $95,292 in director fees and $318,968 and $274,414 in other expenses, respectively. The decrease in base management fees reflects a decline in the quarterly portfolio values on which the fees are paid (in arrears). The increase in incentive management fees is due to continued strong investment earnings, without the substantial net capital depreciation (including net realized and unrealized gains and losses) that had occurred in the prior period. The decrease in interest expense and fees related to the Credit Facility is mainly a result of reduced borrowing levels and lower prevailing levels of LIBOR. Total borrowings were $253,500,000 at March 31, 2010, compared to $421,500,000 at March 31, 2009.

Net investment income

Net investment income was $20,265,265 and $23,751,382 for the three months ended March 31, 2010 and 2009, respectively. Net investment income, as adjusted,2 totaled $16,764,179 and $19,134,617 for the three months ended March 31, 2010 and 2009, respectively. The decrease is primarily a result of a decline in interest income, which was partially offset by a decrease in interest and other expenses.

Net realized gain or loss

Net realized loss of $(42,363,323) for the three months ended March 31, 2010 was the result of $(42,915,060) in net losses realized from the disposition or restructuring of our investments and $551,737 in net gains realized on foreign currency transactions. Net realized loss on investments for the three months ended March 31, 2010 resulted primarily from the restructuring of our investments in Penton Media Inc. and Arclin US Holdings Inc. Nearly the entire net realized loss on investments represents amounts that had been reflected in unrealized depreciation on investments in prior periods. Foreign currency gains mainly represent gains on forward currency contracts used to hedge our investments denominated in foreign currencies. For the three months ended March 31, 2009, net realized gain was $2,128,328.

Net unrealized appreciation or depreciation

For the three months ended March 31, 2010 and 2009, the change in net unrealized depreciation was a decrease (increase) in net unrealized depreciation of $52,581,109 and $(29,946,780), respectively. The decrease in net unrealized depreciation for the three months ended March 31, 2010 was comprised of a decrease (increase) in net unrealized depreciation on investments of $54,045,037 and on foreign currency translation of $(1,463,928). The decrease in net unrealized depreciation on investments for the three months ended March 31, 2010 includes $42,490,639 relating to reversals of prior periods’ net unrealized depreciation as a result of investment restructurings and dispositions. The decrease in net unrealized depreciation during the first quarter of 2010 was primarily a result of the reversals described above and improved capital market conditions. The valuations of our

[2]	Non-GAAP basis financial measure. See “Results of operations—Supplemental information” below.

investments were favorably impacted by market-wide decreases in interest yields, as well as increases in multiples used to estimate the fair value of some of our investments. Market-wide movements and trading multiples are not necessarily indicative of any fundamental change in the condition or prospects of our portfolio companies. The increase in net unrealized depreciation for the three months ended March 31, 2009 was comprised of increases in net unrealized depreciation on investments of $(29,258,527) and on foreign currency translation of $(688,253).

Net increase or decrease in net assets resulting from operations

The net increase or decrease in net assets resulting from operations for the three months ended March 31, 2010 and 2009 was an increase of $30,483,051 and a decrease of $(4,067,070), respectively. The net increase or decrease in net assets resulting from operations, as adjusted,3 for the three months ended March 31, 2010 and 2009 was an increase of $26,981,965 and a decrease of $(8,683,835), respectively. As compared to the prior period, the increase primarily reflects the decrease in net unrealized depreciation on investments, net of realized gains and losses, for the three months ended March 31, 2010.

Supplemental information

We report our financial results on a GAAP basis; however, management believes that evaluating our ongoing operating results may be enhanced if investors have additional non-GAAP basis financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and, for the reasons described below, considers them to be effective indicators, for both management and investors, of our financial performance over time. Management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We record our liability for Incentive Fees as we become legally obligated to pay them, based on a hypothetical liquidation at the end of each reporting period. Our obligation to pay Incentive Fees with respect to any fiscal quarter is based on a formula that reflects our results over a trailing four-fiscal quarter period ending with the current fiscal quarter. We are legally obligated to pay the amount resulting from the formula less any cash payments of Incentive Fees during the prior three quarters. The formula’s requirement to reduce the Incentive Fees by amounts paid with respect to Incentive Fees in the prior three quarters has caused our Incentive Fees expense to become, and currently is expected to be, concentrated in the fourth quarter of each year. Management believes that reflecting Incentive Fees throughout the year, as the related investment income is earned, is an effective measure of our profitability and financial performance that facilitates comparison of current results with historical results and with those of our peers. Our “as adjusted” results reflect Incentive Fees based on the formula we utilize for each trailing four-fiscal quarter period, with the formula applied to the current quarter’s incremental earnings and without any reduction for Incentive Fees paid during the prior three quarters. The resulting amount represents an estimate of each quarter’s incremental Incentive Fee that we expect we will become legally obligated to pay at the end of the year. Prior year amounts are estimated in the same manner. Changes in the economic environment, financial markets and other parameters used in determining such estimates could cause actual results to differ and such differences could be material. See Note 3 to the financial statements in this prospectus supplement for a more detailed description of the Company’s Incentive Fee.

[3]	Non-GAAP basis financial measure. See “Results of operations—Supplemental information” below.

Computations for all periods are derived from our financial statements as follows:

	Three months ended March 31, 2010	Three months ended March 31, 2009
GAAP Basis:
Net Investment Income	$20,265,265	$23,751,382
Net Increase (Decrease) in Net Assets from Operations	30,483,051	(4,067,070)
Net Asset Value at end of period	552,953,567	495,519,468
Less: Incremental Incentive Fee expense using existing formula as applied to current period operating results	(3,501,086)	(4,616,765)
As Adjusted:
Net Investment Income	$16,764,179	$19,134,617
Net Increase (Decrease) in Net Assets from Operations	26,981,965	(8,683,835)
Net Asset Value at end of period	549,452,481	490,902,703

Per Share Amounts, GAAP Basis:
Net Investment Income	$0.36	$0.43
Net Increase (Decrease) in Net Assets from Operations	0.54	(0.07)
Net Asset Value at end of period	9.77	9.04

Per Share Amounts, As Adjusted:
Net Investment Income	$0.30	$0.35
Net Increase (Decrease) in Net Assets from Operations	0.48	(0.16)
Net Asset Value at end of period	9.71	8.96

Financial condition, liquidity and capital resources

During the three months ended March 31, 2010, we generated operating cash flows primarily from interest earned and fees received on senior secured loans and other debt securities, as well as from sales of selected portfolio company investments or repayments of principal.

Net cash provided by operating activities during the three months ended March 31, 2010 was $60,967,798. Our primary sources of cash from operating activities during the period consisted of a net increase in net assets from operations of $30,483,051 and sales/repayments of investments (net of purchases) of $56,234,734.

We used $59,551,914 for financing activities during the three months ended March 31, 2010, consisting of $17,051,914 of dividend distributions and $42,500,000 of net repayments under our Credit Facility.

Our senior secured, multi-currency Credit Facility provides us with $545,000,000 in total availability, consisting of $400,000,000 in revolving loan commitments and $145,000,000 in term loan commitments. Subject to certain conditions, we have the ability in the future to seek additional commitments from new and existing lenders up to an aggregate amount not to exceed $1,000,000,000 with respect to revolving loans and $395,000,000 with respect to term loans. The interest rate applicable to borrowings under the Credit Facility is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The term loans have been fully drawn and mature on December 6, 2010, the termination date of the Credit Facility, and term loans, once repaid, may not be reborrowed. The Credit Facility is secured by substantially all of the assets in our portfolio, including cash and cash equivalents. At March 31, 2010, we had $253,500,000 drawn and outstanding under the Credit Facility, with $291,500,000 available to us, subject to compliance with customary affirmative and negative covenants, including the maintenance of a minimum stockholders’ equity, the maintenance of a ratio of not less than 200% of total assets (less total liabilities other than indebtedness) to total indebtedness, and restrictions on certain payments and issuance of debt. See “Recent developments” in this prospectus supplement.

At March 31, 2010, we had $7,251,627 in cash and cash equivalents.

The primary use of existing funds is expected to be purchases of investments in portfolio companies, cash distributions to our stockholders, repayment of indebtedness and other general corporate purposes.

Our shelf registration statement permits us to offer, from time to time, up to $1 billion of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights. As a closed-end investment company regulated as a BDC under the 1940 Act, we are prohibited from selling shares of our common stock at a price below the current net asset value of the stock, or NAV, unless our stockholders approve such a sale and our Board of Directors makes certain determinations. On February 8, 2010, subject to certain Board of Director determinations, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In any such case, the price at which our common stock would be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such common stock. Any sale of the Company’s common stock at a price below NAV would have a dilutive effect on our NAV.

Contractual obligations

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under our Credit Facility at March 31, 2010 is as follows:

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years

Credit Facility Payable(1)	$253.5	$253.5	$—	$—	$—
Interest Payable on Credit Facility	0.2	0.2	—	—	—

(1)	At March 31, 2010, $291.5 million remained unused under our Credit Facility.

Off-balance sheet arrangements

In the normal course of business, we may enter into guarantees on behalf of portfolio companies. Under these arrangements, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. At March 31, 2010 and December 31, 2009, the maximum amount of potential future payments under such guarantees was $6,000,000, with an expiration of December 2011. Guarantees made on behalf of portfolio companies are considered in determining the fair value of our investments.

Dividends

Our quarterly dividends, if any, are determined by our Board of Directors. Dividends are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level. Dividends declared by the Company since July 25, 2005 (inception of operations) have been as follows:

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007
$0.42	September 14, 2007	September 28, 2007
$0.43	December 14, 2007	December 31, 2007
$0.43	March 17, 2008	March 31, 2008
$0.43	June 16, 2008	June 30, 2008
$0.43	September 15, 2008	September 30, 2008
$0.43	December 15, 2008	December 31, 2008
$0.16	March 20, 2009	April 3, 2009
$0.16	June 19, 2009	July 2, 2009
$0.16	September 18, 2009	October 2, 2009
$0.32	December 21, 2009	January 4, 2010
$0.32	March 22, 2010	April 5, 2010
$0.32	May 17, 2010	July 2, 2010

Tax characteristics of all dividends are reported to stockholders on Form 1099 after the end of the calendar year.

We have qualified and elected and intend to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Code, and, among other things, have made and intend to continue to make the requisite distributions to its stockholders which will relieve us from federal income taxes. Therefore, no provision has been recorded for federal income taxes. We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. We will accrue excise tax on estimated undistributed taxable income as required.

In order to qualify for favorable tax treatment as a RIC, we are required to distribute annually to our stockholders at least 90% of investment company taxable income, as defined by the Code. To avoid federal excise taxes, we must distribute annually at least 98% of our income (both ordinary income and net capital gains).

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, except as discussed below, if we declare a dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. With respect to our dividends and distributions paid to stockholders during the three months ended March 31, 2010 and 2009, dividends reinvested pursuant to our dividend reinvestment plan totaled $1,020,149 and zero, respectively.

Under the terms of our amended and restated dividend reinvestment plan adopted on March 4, 2009, dividends may be paid in newly issued or treasury shares of our common stock at a price equal to 95% of the market price on the dividend payment date. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income when received and accordingly, distributed to stockholders. For financial reporting purposes, such fees are recorded as unearned income and accreted/amortized over the life of the respective investment. For the three months ended March 31, 2010 and 2009, these fees totaled $27,500 and zero, respectively. We anticipate earning additional upfront fees in the future and such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes.

Quantitative and qualitative disclosures about market risk

We are subject to financial market risks, including changes in interest rates. At March 31, 2010, 42% of our debt investments bore interest based on floating rates, such as LIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. At March 31, 2010, the percentage of our total debt investments that bore floating rate interest based on an interest rate floor was 5%. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

To illustrate the potential impact of changes in interest rates, we have performed the following analysis based on our March 31, 2010 balance sheet and assuming no changes in our investment structure. Net asset value is analyzed using the assumptions that interest rates, as defined by the LIBOR and U.S. Treasury yield curves, increase or decrease and that the yield curves of the rate shocks will be parallel to each other. Under this analysis, an instantaneous 100 basis point increase in LIBOR and U.S. Treasury yields would cause a decline of approximately $8,100,000, or $0.14 per share, in the value of our net assets at March 31, 2010 and a corresponding 100 basis point decrease in LIBOR and U.S. Treasury yields would cause an increase of approximately $7,900,000, or $0.14 per share, in the value of our net assets on that date.

While hedging activities may help to insulate us against adverse changes in interest rates, they also may limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the three months ended March 31, 2010 and 2009, we did not engage in any interest rate hedging activity.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of borrowing at March 31, 2010, which represented borrowings equal to 30% of our total assets. On such date, we also had $839 million in total assets; an average cost of funds of 1.48%; $254 million in debt outstanding; and $553 million of total net assets. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by the total value of our assets at March 31, 2010 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 1.48% by the $254 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at March 31, 2010 to determine the “Corresponding Return to Common Stockholders.” Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-15.8%	-8.3%	-0.7%	6.9%	14.5%

The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

SUPPLEMENT TO MATERIAL U.S. FEDERAL TAX MATTERS

The following summary of certain U.S. Federal income tax considerations supplements and replaces the discussion set forth under the heading “Material U.S. Federal Tax Matters – Taxation of non-U.S. stockholders – New Legislation” in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

Recently enacted legislation will require, after December 31, 2012, withholding at a rate of 30 percent on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in the institution held by certain United States persons and by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30 percent, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Non-U.S. stockholders are encouraged to consult with their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

UNDERWRITING

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and UBS Securities LLC are acting as joint book-running managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, each underwriter named below has severally agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Citigroup Global Markets Inc.	2,100,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	2,100,000
Credit Suisse Securities (USA) LLC	1,050,000
UBS Securities LLC	1,050,000
BMO Capital Markets Corp.	900,000
Lazard Capital Markets LLC	300,000

Total	7,500,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount from the public offering price not to exceed $0.27675 per share. If all the shares are not sold at the public offering price, the underwriters may change the offering price and the other selling terms.

If the underwriters sell more shares than the total number set forth in the table above, we have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 1,125,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment. Any shares issued or sold under the option will be issued and sold on the same terms and conditions as the other shares that are the subject of this offering.

We, our officers and directors, BlackRock Kelso Capital Advisors and certain of the partners and officers of BlackRock Kelso Capital Advisors (or any entities through which such partners and officers may invest in our shares) have agreed that, for a period of 60 days from the date of this prospectus supplement, we and they will not, without the prior written consent of the representatives dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock. Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated in their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 60-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the 60-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 60-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The shares are listed on The NASDAQ Global Select Market under the symbol “BKCC”.

The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option.

	No Exercise	Full Exercise
Per share	$0.46125	$0.46125
Total	$3,459,375	$3,978,281

We estimate that our portion of the total expenses of this offering will be $400,000.

In connection with the offering, the underwriters may purchase and sell shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the over-allotment option, and stabilizing purchases.

•	Short sales involve secondary market sales by the underwriters of a greater number of shares than they are required to purchase in the offering.

•	“Covered” short sales are sales of shares in an amount up to the number of shares represented by the underwriters’ over-allotment option.

•	“Naked” short sales are sales of shares in an amount in excess of the number of shares represented by the underwriters’ over-allotment option.

•	Covering transactions involve purchases of shares either pursuant to the over-allotment option or in the open market after the distribution has been completed in order to cover short positions.

•

To close a naked short position, the underwriters must purchase shares in the open market after the distribution has been completed. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•

To close a covered short position, the underwriters must purchase shares in the open market after the distribution has been completed or must exercise the over-allotment option. In determining the source of shares to close the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

•	Stabilizing transactions involve bids to purchase shares so long as the stabilizing bids do not exceed a specified maximum.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters, in covering short positions or making stabilizing purchases, repurchase shares originally sold by that syndicate member.

Purchases to cover short positions and stabilizing purchases, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the shares. They may also cause the price of the shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on The NASDAQ Global Select Market, in the over-the-counter market or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

In addition, in connection with this offering, some of the underwriters may engage in passive market making transactions in the shares on The NASDAQ Global Select Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on The NASDAQ Global Select Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the shares during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the shares to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, they may discontinue them at any time.

The underwriters have performed commercial banking, investment banking and advisory services for us, BlackRock Kelso Capital Advisors, and our affiliates from time to time for which they have received customary fees and reimbursement of expenses. The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In addition, affiliates of the underwriters are lenders under our Credit Facility.

At March 31, 2010, Bank of America Corporation, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owned approximately 33.8% of the outstanding preferred and common stock of BlackRock, Inc. and had a 3.7% voting interest therein. Lazard Frères & Co. LLC referred this transaction to Lazard Capital Markets LLC and will receive a referral fee from Lazard Capital Markets LLC in connection therewith.

A prospectus supplement and prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus supplement and prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus supplement and prospectus. The representatives may agree to allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The principal business addresses of the underwriters are: Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013; Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036; Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010; UBS Securities LLC, 299 Park Avenue, New York, NY 10171; BMO Capital Markets Corp., 3 Times Square, New York, NY 10036; and Lazard Capital Markets LLC, 30 Rockefeller Plaza, New York, NY 10020.

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus supplement may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of securities may be offered to the public in that relevant member state at any time:

•	to any legal entity that is authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•	to fewer than 100 natural or legal persons (other than qualified investors as defined below) subject to obtaining the prior consent of the representatives for any such offer; or

•	in any other circumstances that do not require the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of shares described in this prospectus supplement located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For purposes of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

The sellers of the shares have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus supplement. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

Notice to Prospective Investors in the United Kingdom

This prospectus supplement and the accompanying prospectus are only being distributed to, and are only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). This prospectus supplement and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in France

Neither this prospectus supplement nor any other offering material relating to the shares described in this prospectus supplement has been submitted to the clearance procedures of the Autorité des Marchés Financiers or of the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The shares have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus supplement nor any other offering material relating to the shares has been or will be:

•	released, issued, distributed or caused to be released, issued or distributed to the public in France; or

•	used in connection with any offer for subscription or sale of the shares to the public in France.

Such offers, sales and distributions will be made in France only:

•

to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with articles L.411-2, D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;

•	to investment services providers authorized to engage in portfolio management on behalf of third parties; or

•

in a transaction that, in accordance with article L.411-2-II-1°-or-2°-or 3° of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l’épargne).

The shares may be resold directly or indirectly, only in compliance with articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

Notice to Prospective Investors in Switzerland

This document, as well as any other material relating to the shares which are the subject of the offering contemplated by this prospectus, do not constitute an issue prospectus pursuant to Article 652a and/or 1156 of the Swiss Code of Obligations. The shares will not be listed on the SIX Swiss Exchange and, therefore, the documents relating to the shares, including, but not limited to, this document, do not claim to comply with the disclosure standards of the listing rules of SIX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SIX Swiss Exchange. The shares are being offered in Switzerland by way of a private placement, i.e., to a small number of selected investors only, without any public offer and only to investors who do not purchase the shares with the intention to distribute them to the public. The investors will be individually approached by the issuer from time to time. This document, as well as any other material relating to the shares, is personal and confidential and do not constitute an offer to any other person. This document may only be used by those investors to whom it has been handed out in connection with the offering described herein and may neither directly nor indirectly be distributed or made available to other persons without express consent of the issuer. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in (or from) Switzerland.

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this document you should consult an authorized financial adviser.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus supplement and accompanying prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Attorneys at Skadden, Arps, Slate, Meagher & Flom LLP involved in the representation of the Company beneficially own approximately 18,285 shares of our common stock at June 16, 2010. Certain legal matters will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus supplement does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus supplement as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2009, are available free of charge by contacting us at 40 East 52nd Street, New York, NY 10022 or by telephone at toll-free (212) 810-5800. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriters. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

FINANCIAL STATEMENTS

BlackRock Kelso Capital Corporation

Statements of Assets and Liabilities (Unaudited)

	March 31, 2010	December 31, 2009
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $866,305,972 and $963,463,604)	$732,482,462	$810,035,780
Non-controlled, affiliated investments (amortized cost of $62,823,476 and $63,942,195)	59,471,860	26,793,989
Controlled investments (amortized cost of $28,232,611 and $27,414,204)	11,374,816	9,912,276

Total investments at fair value (amortized cost of $957,362,059 and $1,054,820,003)	803,329,138	846,742,045
Cash and cash equivalents	6,547,799	5,048,136
Cash denominated in foreign currency (cost of $675,981 and $759,760)	703,828	759,765
Unrealized appreciation on forward foreign currency contracts	—	203,998
Interest receivable	19,118,836	18,441,527
Dividends receivable	7,409,627	6,620,903
Prepaid expenses and other assets	1,423,336	1,710,105

Total Assets	$838,532,564	$879,526,479

Liabilities:
Payable for investments purchased	$4,667,027	$557,483
Unrealized depreciation on forward foreign currency contracts	1,288,817	—
Credit facility payable	253,500,000	296,000,000
Interest payable on credit facility	167,028	959,458
Dividend distributions payable	18,112,395	18,072,063
Base management fees payable	4,322,471	4,547,129
Incentive management fees payable	2,312,553	16,818,602
Accrued administrative services	271,563	201,728
Other accrued expenses and payables	937,143	2,807,254

Total Liabilities	285,578,997	339,963,717

Net Assets:
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 57,562,908 and 57,436,875 issued and 56,601,229 and 56,475,196 outstanding	57,563	57,437
Paid-in capital in excess of par	827,637,418	826,617,395
Undistributed net investment income	21,616,819	19,463,949
Accumulated net realized loss	(135,642,895)	(93,279,572)
Net unrealized depreciation	(155,289,438)	(207,870,547)
Treasury stock at cost, 961,679 and 961,679 shares held	(5,425,900)	(5,425,900)

Total Net Assets	552,953,567	539,562,762

Total Liabilities and Net Assets	$838,532,564	$879,526,479

Net Asset Value Per Share	$9.77	$9.55

The accompanying notes are an integral part of these financial statements.

F-1

BlackRock Kelso Capital Corporation

Statements of Operations (Unaudited)

	Three months ended March 31, 2010	Three months ended March 31, 2009
Investment Income:
From non-controlled, non-affiliated investments:
Interest	$25,313,012	$30,336,034
Dividends	503,645	505,209
From non-controlled, affiliated investments:
Interest	1,460,708	481,385
Dividends	302,163	273,207
From controlled investments:
Interest	219,571	215,465

Total investment income	27,799,099	31,811,300

Expenses:
Base management fees	4,322,471	4,748,218
Incentive management fees	493,951	—
Interest and credit facility fees	1,122,254	1,836,389
Investment advisor expenses	398,664	346,794
Administrative services	257,723	229,108
Professional fees	203,266	232,050
Amortization of debt issuance costs	168,292	168,292
Insurance	152,408	129,361
Director fees	95,837	95,292
Other	318,968	274,414

Net expenses	7,533,834	8,059,918

Net Investment Income	20,265,265	23,751,382

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-controlled, non-affiliated investments	(6,695,076)	4,549
Non-controlled, affiliated investments	(36,221,865)	12,240
Controlled investments	1,881	—
Foreign currency	551,737	2,111,539

Net realized gain (loss)	(42,363,323)	2,128,328

Net change in unrealized appreciation or depreciation on:
Non-controlled, non-affiliated investments	15,587,411	(23,371,679)
Non-controlled, affiliated investments	37,813,494	(4,284,665)
Controlled investments	644,132	(1,602,183)
Foreign currency translation	(1,463,928)	(688,253)

Net change in unrealized appreciation or depreciation	52,581,109	(29,946,780)

Net realized and unrealized gain (loss)	10,217,786	(27,818,452)

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,483,051	$(4,067,070)

Net Investment Income Per Share	$0.36	$0.43

Earnings (Loss) Per Share	$0.54	$(0.07)

Basic and Diluted Weighted-Average Shares Outstanding	56,597,028	55,242,972
Dividends Declared Per Share	$0.32	$0.16

The accompanying notes are an integral part of these financial statements.

F-2

BlackRock Kelso Capital Corporation

Statements of Changes in Net Assets (Unaudited)

	Three months ended March 31, 2010	Three months ended March 31, 2009
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$20,265,265	$23,751,382
Net realized gain (loss)	(42,363,323)	2,128,328
Net change in unrealized appreciation or depreciation	52,581,109	(29,946,780)

Net increase (decrease) in net assets resulting from operations	30,483,051	(4,067,070)

Dividend Distributions to Stockholders from:
Net investment income	(18,112,395)	(8,831,305)

Capital Share Transactions:
Reinvestment of dividends	1,020,149	—
Purchases of treasury stock	—	(1,877,658)

Net increase (decrease) in net assets resulting from capital share transactions	1,020,149	(1,877,658)

Total Increase (Decrease) in Net Assets	13,390,805	(14,776,033)
Net assets at beginning of period	539,562,762	510,295,501

Net assets at end of period	$552,953,567	$495,519,468

Capital Share Activity:
Shares issued from reinvestment of dividends	126,033	—
Purchases of treasury stock	—	(501,364)

Total increase (decrease) in shares	126,033	(501,364)

Undistributed net investment income at end of period	$21,616,819	$18,775,093

The accompanying notes are an integral part of these financial statements.

F-3

BlackRock Kelso Capital Corporation

Statements of Cash Flows (Unaudited)

	Three months ended March 31, 2010	Three months ended March 31, 2009
Operating Activities:
Net increase (decrease) in net assets resulting from operations	$30,483,051	$(4,067,070)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(16,441,543)	(15,273,560)
Sales of foreign currency—net	543,428	2,153,523
Proceeds from sales/repayments of investments	72,676,277	720,366
Net change in unrealized appreciation or depreciation on investments	(54,045,037)	29,258,528
Net change in unrealized appreciation or depreciation on foreign currency translation	1,463,928	688,253
Net realized loss (gain) on investments	42,915,060	(16,789)
Net realized loss (gain) on foreign currency	(551,737)	(2,111,539)
Amortization of premium/discount—net	(1,682,496)	(845,709)
Amortization of debt issuance costs	168,292	168,292
Decrease (increase) in interest receivable	(677,309)	2,306,065
Increase in dividends receivable	(788,724)	(648,217)
Decrease in prepaid expenses and other assets	118,477	146,522
Increase in payable for investments purchased	4,109,544	433,472
Decrease in interest payable on credit facility	(792,430)	(391,729)
Decrease in base management fees payable	(224,658)	(976,811)
Decrease in incentive management fees payable	(14,506,049)	—
Increase in accrued administrative services payable	69,835	74,825
Decrease in other accrued expenses and payables	(1,870,111)	(526,281)

Net cash provided by operating activities	60,967,798	11,092,141

Financing Activities:
Dividend distributions paid	(17,051,914)	(19,463,166)
Borrowings under credit facility	44,100,000	14,000,000
Repayments under credit facility	(86,600,000)	(18,500,000)
Purchases of treasury stock	—	(1,287,672)

Net cash used in financing activities	(59,551,914)	(25,250,838)

Effect of exchange rate changes on cash and cash equivalents	27,842	3,132

Net increase (decrease) in cash	1,443,726	(14,155,565)
Cash and cash equivalents, beginning of period	5,807,901	15,786,271

Cash and cash equivalents, end of period	$7,251,627	$1,630,706

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid during period for:
Interest	$1,773,427	$2,164,001
Taxes	$1,048,914	$454,007
Dividend distributions reinvested	$1,020,149	$—
Unsettled treasury stock purchases	$—	$589,986

The accompanying notes are an integral part of these financial statements.

F-4

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)

March 31, 2010

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Senior Secured Notes—8.7%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14	Glass Yarns/Fibers	$23,500,000	$23,146,031	$19,881,000
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	31,503,017	31,503,017	28,384,219

Total Senior Secured Notes			54,649,048	48,265,219

Unsecured Debt—13.5%
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	59,123,802	59,123,802	59,123,802
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	44,417,277	44,417,277	10,349,226
Marsico Parent Holdco, LLC et al., 12.50% PIK, 7/15/16, acquired 11/28/07(c)	Financial Services	11,632,250	11,632,250	3,547,836
Marsico Parent Superholdco, LLC et al., 14.50% PIK, 1/15/18, acquired 11/28/07(c)	Financial Services	8,073,638	7,771,035	1,808,495

Total Unsecured Debt			122,944,364	74,829,359

Subordinated Debt—24.7%
A & A Manufacturing Co., Inc., 16.00% (14.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	19,639,954	19,639,954	15,535,203
Conney Safety Products, LLC, 16.00%, 10/1/14(d)	Safety Products	30,582,734	29,142,598	29,053,597
DynaVox Systems LLC, 15.00%, 6/23/15	Augmentative Communication Products	25,000,000	25,000,000	26,250,000
Mattress Giant Corporation, 11.00% PIK, 12/31/12(d)	Bedding—Retail	5,902,111	2,944,066	2,059,837
MediMedia USA, Inc., 11.38%, 11/15/14, acquired multiple dates(c)	Information Services	8,000,000	8,055,872	7,336,000
The Pay-O-Matic Corp., 14.00% (12.00% cash, 2.00% PIK), 1/15/15	Financial Services	15,366,867	15,366,867	15,628,104
PGA Holdings, Inc., 12.50%, 3/12/16	Healthcare Services	5,000,000	4,926,064	5,100,000
Sentry Security Systems, LLC, 16.00% (14.00% cash, 2.00% PIK), 8/7/12	Security Services	10,888,847	10,888,847	10,671,070
Tri-anim Health Services, Inc. et al., 14.00% (12.00% cash, 2.00% PIK), 6/4/15	Healthcare Products	15,021,667	15,021,667	15,021,667
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(c)	Security Services	7,000,000	7,000,000	7,000,000
Wastequip, Inc., 12.50% (10.00% cash, 2.50% PIK), 2/5/15	Waste Management Equipment	7,947,596	7,947,596	3,123,405

Total Subordinated Debt			145,933,531	136,778,883

Senior Secured Loans—88.6%(e)
Alpha Media Group Inc., First Lien, 12.00% PIK, 7/15/13	Publishing	4,083,128	2,878,963	2,129,616
Al Solutions, Inc., First Lien, 10.00%, 6/28/13(f)	Metals	142,500	141,979	142,500
American Residential Services L.L.C., Second Lien, 12.00% (10.00% cash, 2.00% PIK), 4/17/15	HVAC/ Plumbing Services	41,421,176	41,421,176	41,835,388
American Safety Razor Company, LLC, Second Lien, 6.50% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000	10,000,000	8,180,000

The accompanying notes are an integral part of these financial statements.

F-5

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2010

Portfolio Company	Industry	Principal Amount or Number of Shares/Units		Cost(a)	Fair Value(b)
American SportWorks LLC, Second Lien, 20.00%, 6/27/14(f)(g)	Utility Vehicles	$13,403,274		$13,403,274	$4,146,505
AmQuip Crane Rental LLC, Second Lien, 6.03% (LIBOR + 5.75%), 6/29/14	Construction Equipment	24,089,541		22,367,456	22,355,094
Applied Tech Products Corp. et al., Tranche A, First Lien, 7.75% (Base Rate + 4.50%), 10/24/10(g)	Plastic Packaging	731,669		731,027	277,258
Arclin US Holdings Inc., Second Lien, 7.76% (LIBOR + 6.00%), 1/15/15(h)	Chemicals	1,889,889		1,172,034	1,825,633
Bankruptcy Management Solutions, Inc., Second Lien, 6.50% (LIBOR + 6.25%), 7/31/13	Financial Services	43,328,636		27,444,527	30,806,660
The Bargain! Shop Holdings Inc., Term Loan A, First Lien, 14.50% (13.50% cash, 1.00% PIK), 6/29/12(h)	Discount Stores	13,507,706	(i)	13,135,167	13,313,988
The Bargain! Shop Holdings Inc., Term Loan B, First Lien, 14.50% (13.50% cash, 1.00% PIK), 7/1/12(h)	Discount Stores	18,567,294	(i)	17,397,877	18,301,014
Berlin Packaging L.L.C., Second Lien, 6.76% (LIBOR + 6.50%), 8/17/15	Rigid Packaging	24,000,000		23,515,062	24,000,000
Champion Energy Corporation et al., First Lien, 14.50%, 5/22/11	Heating and Oil Services	30,000,000		30,000,000	30,000,000
Custom Direct, Inc. et al., Second Lien, 6.31% (LIBOR + 6.00%), 12/31/14	Printing	10,000,000		10,000,000	9,840,000
Electrical Components International, Inc., First Lien, 9.25% (Base Rate + 6.00%), 5/1/14	Electronics	2,974,210		2,120,372	2,379,368
Electrical Components International, Inc., First Lien DIP Loan, 8.50% (LIBOR + 6.50%), 9/30/10	Electronics	1,375,000		1,375,000	1,375,000
Electrical Components International, Inc., Second Lien, 11.50% (Base Rate + 8.25%), 5/1/14(g)	Electronics	26,000,000		23,068,081	5,538,000
Event Rentals, Inc., Acquisition Loan, First Lien, 7.75% (LIBOR + 4.25% cash, 2.00% PIK), 12/19/13	Party Rentals	3,194,042		3,194,042	2,587,174
Facet Technologies, LLC, Second Lien, 17.50% PIK, 7/26/12	Medical Devices	35,823,056		35,823,056	9,651,000
Facet Technologies, LLC, Guaranty(j)	Medical Devices	—		—	(442,000)
Fitness Together Franchise Corporation, First Lien, 11.50% (9.50% cash, 2.00% PIK), 11/10/13(f)	Personal Fitness	7,057,672		7,057,672	5,984,906
Heartland Automotive Services II, Inc. et al., Term Loan A, First Lien, 7.25% (Base Rate + 4.00%), 1/30/14	Automobile Repair	3,325,862		3,324,531	3,116,333
Heartland Automotive Services II, Inc. et al., Term Loan B, First Lien, 9.25% (Base Rate + 4.00% cash, 2.00% PIK), 1/30/14	Automobile Repair	2,270,171		2,270,004	2,022,722
HIT Entertainment, Inc., Second Lien, 5.75% (LIBOR + 5.50%), 2/26/13(h)	Entertainment	1,000,000		1,000,000	612,500
InterMedia Outdoors, Inc., Second Lien, 7.04% (LIBOR + 6.75%), 1/31/14	Printing/Publishing	10,000,000		10,000,000	8,310,000
Isola USA Corp., First Lien, 13.00% (Base Rate + 9.75%), 12/18/12	Electronics	10,901,316		10,077,074	10,465,263
Isola USA Corp., Second Lien, 17.75% (Base Rate + 14.50%), 12/18/13	Electronics	25,000,000		25,000,000	22,800,000

The accompanying notes are an integral part of these financial statements.

F-6

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2010

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
LJVH Holdings Inc., Second Lien, 5.79% (LIBOR + 5.50%), 1/19/15(h)	Specialty Coffee	$25,000,000	$25,000,000	$23,000,000
MCCI Group Holdings, LLC, Second Lien, 7.50% (LIBOR + 7.25%), 6/21/13	Healthcare Services	29,000,000	28,964,055	29,000,000
Navilyst Medical, Inc., Second Lien, 13.00%, 8/14/15	Healthcare Services	15,000,000	14,811,580	15,000,000
New Enterprise Stone & Lime Co., Inc., Second Lien, 12.50%, 7/11/14	Mining/Construction	35,000,000	34,766,168	35,000,000
Oriental Trading Company, Inc., Second Lien, 6.26% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	474,990
Physiotherapy Associates, Inc. et al., Second Lien, 12.00% (Base Rate + 8.75%), 12/31/13	Rehabilitation Centers	17,000,000	17,000,000	16,082,000
Premier Yachts, Inc. et al., Term A, First Lien, 3.99% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	5,790,734	5,779,189	5,790,734
Premier Yachts, Inc. et al., Term B, First Lien, 7.24% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,054,086	1,051,821	1,054,086
Sunrise Medical LTC LLC et al., Second Lien, 6.75% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,400,000
Total Safety U.S., Inc., Second Lien, 6.79% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	8,577,000
United Subcontractors, Inc., First Lien, 1.79% (LIBOR + 1.50%), 6/30/15(d)	Building and Construction	1,626,814	1,618,080	1,442,984
Water Pik, Inc., Second Lien, 5.75% (LIBOR + 5.50%), 6/15/14	Consumer Products	30,000,000	30,000,000	30,000,000
WBS Group LLC et al., Second Lien, 6.50% (LIBOR + 6.25%), 6/7/13	Software	20,000,000	20,000,000	18,000,000
Wembley, Inc., Second Lien, 8.50% (Base Rate + 5.25%), 8/22/12(g)	Gaming	1,000,000	1,000,000	55,000
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 4.29% (LIBOR + 4.00%), 3/30/11	Restaurants	6,850,000	6,850,000	4,192,200
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 7.29% (LIBOR + 7.00%), 3/30/11(g)	Restaurants	8,334,656	8,334,656	6,136,067

Total Senior Secured Loans			559,493,923	489,758,983

Preferred Stock—1.1%
Alpha Media Group Holdings Inc., Series A-2(k)	Publishing	5,000	—	—
Facet Holdings Corp., Class A, 12.00% PIK(g)	Medical Devices	900	900,000	—
Fitness Together Holdings, Inc., Series A(f)(k)	Personal Fitness	187,500	173,326	—
Fitness Together Holdings, Inc., Series A-1(f)(k)	Personal Fitness	49,056	49,056	—
Fitness Together Holdings, Inc., Series B Convertible(f)(k)	Personal Fitness	12,390,924	7,100,000	1,006,000
M & M Tradition Holdings Corp., Series A Convertible, 16.00% PIK(d)	Sheet Metal Fabrication	4,968	4,968,000	5,117,040

Total Preferred Stock			13,190,382	6,123,040

The accompanying notes are an integral part of these financial statements.

F-7

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2010

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Common Stock—4.6%(k)
Alpha Media Group Holdings Inc., Class B	Publishing	12,500	$—	$—
Arclin Cayman Holdings Ltd.(h)	Chemicals	450,532	9,722,203	5,660,000
BKC ARS Blocker, Inc. (American Residential)(l)	HVAC/ Plumbing Services	1,000	192,418	1,111,728
BKC ASW Blocker, Inc. (American SportWorks)(f)(m)	Utility Vehicles	1,000	425,001	331,102
BKC CSP Blocker, Inc. (Conney Safety)(d)(n)	Safety Products	100	888,910	888,910
BKC DVSH Blocker, Inc. (DynaVox Systems and Sunrise Medical)(o)	Augmentative Communication Products	100	1,000,000	1,961,930
BKC MTCH Blocker, Inc. (Marquette Transportation)(p)	Transportation	1,000	5,000,000	2,676,000
Facet Holdings Corp.	Medical Devices	10,000	100,000	—
Fitness Together Holdings, Inc.(f)	Personal Fitness	173,547	118,500	—
M & M Tradition Holdings Corp.(d)	Sheet Metal Fabrication	500,000	5,000,000	5,000,000
MGHC Holding Corporation (Mattress Giant)(d)	Bedding—Retail	2,285,815	2,285,815	—
USI Senior Holdings, Inc. (United Subcontractors)(d)	Building and Construction	79,237	6,926,008	6,859,492

Total Common Stock			31,658,855	24,489,162

Limited Partnership/Limited Liability Company Interests—4.0%
Big Dumpster Coinvestment, LLC(k)	Waste Management Equipment	—	5,333,333	—
Marsico Parent Superholdco, LLC, 16.75% PIK, acquired 11/28/07(c)(g)	Financial Services	1,750	1,650,005	—
Penton Business Media Holdings LLC(d)(k)	Information Services	—	9,050,000	9,050,000
PG Holdco, LLC (Press Ganey), 15.00% PIK	Healthcare Services	333	333,333	345,832
PG Holdco, LLC (Press Ganey), Class A(k)	Healthcare Services	16,667	166,667	233,333
Sentry Security Systems Holdings, LLC(k)	Security Services	147,271	147,271	1,819
Sentry Security Systems Holdings, LLC, 8.00% PIK	Security Services	602,729	602,729	602,729
VSS-AHC Holdings LLC (Advanstar)(k)	Printing/ Publishing	352,941	4,199,161	4,198,939
WBS Group Holdings, LLC, Class B, 16.00% PIK	Software	8,000	8,000,000	7,506,201

Total Limited Partnership/Limited Liability Company Interests			29,482,499	21,938,853

The accompanying notes are an integral part of these financial statements.

F-8

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2010

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Equity Warrants/Options—0.7%(k)
Arclin Cayman Holdings Ltd., Tranche 1, expire 1/15/14(h)	Chemicals	230,159	$403,815	$681,657
Arclin Cayman Holdings Ltd., Tranche 2, expire 1/15/15(h)	Chemicals	230,159	323,052	806,462
Arclin Cayman Holdings Ltd., Tranche 3, expire 1/15/14(h)	Chemicals	230,159	484,578	533,839
Arclin Cayman Holdings Ltd., Tranche 4, expire 1/15/15(h)	Chemicals	230,159	403,815	660,681
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	853,043
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	147,564
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	78,470
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	43,176
Marsico Superholdco SPV, LLC, expire 12/14/19, acquired 11/28/07(c)	Financial Services	455	444,450	—

Total Equity Warrants/Options			2,668,710	3,804,892

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			960,021,312	805,988,391
UNEARNED INCOME—(0.5)%			(2,659,253)	(2,659,253)

TOTAL INVESTMENTS—145.5%			$957,362,059	803,329,138

OTHER ASSETS & LIABILITIES (NET)—(45.5)%				(250,375,571)

NET ASSETS—100.0%				$552,953,567

(a)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(b)	Fair value is determined by or under the direction of the Company’s Board of Directors (see Note 2).
(c)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 3.6% of net assets at March 31, 2010.

The accompanying notes are an integral part of these financial statements.

F-9

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2010

(d)	“Non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, are as follows:

Non-controlled, Affiliated Investments	Fair Value at December 31, 2009	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at March 31, 2010	Net Realized Gain (Loss)***	Interest Income***	Dividend Income***
BKC CSP Blocker, Inc.
Common Stock	$—	$888,910	$—	$—	$888,910	$—	$—	$—
Conney Safety Products, LLC
Subordinated Debt	—	25,125,693	—	3,927,904	29,053,597	—	1,055,311	—
M&M Tradition Holdings Corp.:
Preferred Stock	5,117,040	—	—	—	5,117,040	—	—	302,163
Common Stock	5,000,000	—	—	—	5,000,000	—	—	—
Mattress Giant Corporation
Subordinated Debt	3,521,162	422,864	—	(1,884,189)	2,059,837	—	422,912	—
MGHC Holding Corporation
Common Stock	—	—	—	—	—	—	—	—
Penton Business Media Holdings LLC
Limited Liability Co. Interest	515,870	9,050,000	(14,943,201)	14,427,331	9,050,000	(14,426,995)	—	—
Penton Media, Inc.
Senior Secured Loan	4,290,000	14,571	(25,694,870)	21,390,299	—	(21,794,870)	(25,073)	—
United Subcontractors, Inc.
Senior Secured Loan	1,447,864	410	—	(5,290)	1,442,984	—	7,558	—
USI Senior Holdings, Inc.
Common Stock	6,902,053	—	—	(42,561)	6,859,492	—	—	—

Totals	$26,793,989	$35,502,448	$(40,638,071)	$37,813,494	$59,471,860	$(36,221,865)	$1,460,708	$302,163

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
***	For the three months ended March 31, 2010.

The aggregate fair value of non-controlled, affiliated investments (net of unearned income) at March 31, 2010 represents 10.8% of net assets.

(e)	Approximately 64% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, approximately 7% of such senior secured loans have floors of 1.50% to 3.25% on the LIBOR base rate. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at March 31, 2010 of all contracts within the specified loan facility.

The accompanying notes are an integral part of these financial statements.

F-10

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2010

(f)	“Controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, are as follows:

Controlled Investments	Fair Value at December 31, 2009	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at March 31, 2010	Net Realized Gain (Loss)***	Interest Income***
Al Solutions, Inc.
Senior Secured Loan	$150,000	$181	$(5,619)	$(2,062)	$142,500	$1,881	$3,929
American SportWorks LLC
Senior Secured Loan	3,262,261	—	—	884,244	4,146,505	—	13,733
BKC ASW Blocker, Inc.
Common Stock	163,289	175,000	—	(7,187)	331,102	—	—
Fitness Together Franchise Corporation
Senior Secured Loan	5,807,656	35,113	—	142,137	5,984,906	—	201,909
Fitness Together Holdings, Inc.:
Preferred Stock Series A	—	—	—	—	—	—	—
Preferred Stock Series A-1	—	—	—	—	—	—	—
Preferred Stock Series B Convertible	779,000	600,000	—	(373,000)	1,006,000	—	—
Common Stock	—	—	—	—	—	—	—
Less: Unearned Income	(249,930)	13,733	—	—	(236,197)	—	—

Totals	$9,912,276	$824,027	$(5,619)	$644,132	$11,374,816	$1,881	$219,571

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
***	For the three months ended March 31, 2010. There was no dividend income from these securities during the period.

The aggregate fair value of controlled investments (net of unearned income) at March 31, 2010 represents 2.1% of net assets.

(g)	Non-accrual status (in default) at March 31, 2010 and therefore non-income producing. At March 31, 2010, the aggregate fair value and amortized cost of debt investments on non-accrual status represents 2.1% and 5.3% of total debt investments at fair value and amortized cost, respectively.
(h)	Non-U.S. company or principal place of business outside the U.S.
(i)	Principal amount is denominated in Canadian dollars.
(j)	Guaranty by the Company on behalf of portfolio company Facet Technologies, LLC. The maximum amount of potential future payments under this guaranty is $6,000,000 at March 31, 2010 with an expiration of December 2011.
(k)	Non-income producing equity securities at March 31, 2010.
(l)	The Company is the sole stockholder of BKC ARS Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of American Residential Services L.L.C.
(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of more than 25% of the voting securities of American SportWorks LLC.
(n)	The Company is the sole stockholder of BKC CSP Blocker, Inc., which is the beneficiary of more than 5% (but less than 25%) of the voting securities of Conney Prime Holdings, LLC.
(o)	The Company is the sole stockholder of BKC DVSH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of each of DynaVox Systems LLC and Sunrise Medical Investors LLC.
(p)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.
PIK	Payment-in-kind.

The accompanying notes are an integral part of these financial statements.

F-11

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Senior Secured Notes—9.0%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14	Glass Yarns/ Fibers	$23,500,000	$23,131,937	$19,740,000
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	31,503,017	31,503,017	28,667,746

Total Senior Secured Notes			54,634,954	48,407,746

Unsecured Debt—23.5%
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	57,401,749	57,401,749	56,138,911
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	42,889,344	42,889,344	14,024,815
Marquette Transportation Company Holdings, LLC, 14.75% PIK, 3/21/14	Transportation	52,253,576	52,253,576	51,365,265
Marsico Parent Holdco, LLC et al., 12.50% PIK, 7/15/16, acquired 11/28/07(d)	Financial Services	11,279,758	11,279,758	3,508,005
Marsico Parent Superholdco, LLC et al., 14.50% PIK, 1/15/18, acquired 11/28/07(d)	Financial Services	7,791,207	7,483,674	1,947,802

Total Unsecured Debt			171,308,101	126,984,798

Subordinated Debt—24.7%
A & A Manufacturing Co., Inc., 16.00% (14.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	19,542,243	19,542,243	14,871,647
Conney Safety Products, LLC, 18.00% (16.00% cash, 2.00% PIK), 10/1/14	Safety Products	30,300,750	30,300,750	25,452,630
DynaVox Systems LLC, 15.00%, 6/23/15	Augmentative Communication Products	25,000,000	25,000,000	25,950,000
Mattress Giant Corporation, 11.00% PIK, 12/31/12(e)	Bedding —Retail	5,744,147	2,521,202	3,521,162
MediMedia USA, Inc., 11.38%, 11/15/14, acquired multiple dates(d)	Information Services	8,000,000	8,058,173	6,728,000
The Pay-O-Matic Corp., 14.00% (12.00% cash, 2.00% PIK), 1/15/15	Financial Services	15,366,867	15,366,867	15,643,470
PGA Holdings, Inc., 12.50%, 3/12/16	Healthcare Services	5,000,000	4,923,000	5,100,000
Sentry Security Systems, LLC, 16.00% (14.00% cash, 2.00% PIK), 8/7/12	Security Services	10,834,674	10,834,674	10,607,146
Tri-anim Health Services, Inc. et al., 14.00% (12.00% cash, 2.00% PIK), 6/4/15	Healthcare Products	15,021,667	15,021,667	15,322,100
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(d)	Security Services	7,000,000	7,000,000	7,000,000
Wastequip, Inc., 12.50% (10.00% cash, 2.50% PIK), 2/5/15	Waste Management Equipment	7,947,596	7,947,596	3,035,981

Total Subordinated Debt			146,516,172	133,232,136

The accompanying notes are an integral part of these financial statements.

F-12

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value(c)
Senior Secured Loans—93.3%(f)
Alpha Media Group Inc., First Lien, 12.00% PIK, 7/15/13	Publishing	$3,964,202		$2,669,800	$2,055,532
Al Solutions, Inc., First Lien, 10.00%, 6/28/13(g)	Metals	150,000		147,418	150,000
American Residential Services L.L.C., Second Lien, 12.00% (10.00% cash, 2.00% PIK), 4/17/15	HVAC/ Plumbing Services	41,215,100		41,215,100	40,102,293
American Safety Razor Company, LLC, Second Lien, 6.51% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	9,090,000
American SportWorks LLC, Second Lien, 20.00%, 6/27/14(g)(h)	Utility Vehicles	13,403,274		13,403,274	3,262,261
AmQuip Crane Rental LLC, Second Lien, 6.01% (LIBOR + 5.75%), 6/29/14	Construction Equipment	24,089,541		22,267,464	22,403,273
Applied Tech Products Corp. et al., Tranche A, First Lien, 7.75% (Base Rate + 4.50%), 10/24/10(h)	Plastic Packaging	731,669		730,747	275,359
Arclin US Holdings Inc., First Lien, 7.00% (Base Rate + 3.75%), 7/10/14(h)	Chemicals	6,423,655		3,357,410	5,607,851
Arclin US Holdings Inc., Second Lien, 10.75% (Base Rate + 7.50%), 7/10/15(h)	Chemicals	14,500,000		14,500,000	3,335,290
Bankruptcy Management Solutions, Inc., Second Lien, 6.48% (LIBOR + 6.25%), 7/31/13	Financial Services	24,187,500		24,187,500	17,802,000
The Bargain! Shop Holdings Inc., Term Loan A, First Lien, 14.50% (13.50% cash, 1.00% PIK), 6/29/12(i)	Discount Stores	13,602,460	(j)	13,211,257	12,975,113
The Bargain! Shop Holdings Inc., Term Loan B, First Lien, 14.50% (13.50% cash, 1.00% PIK), 7/1/12(i)	Discount Stores	18,697,540	(j)	17,511,078	17,835,208
Berlin Packaging L.L.C., Second Lien, 6.76% (LIBOR + 6.50%), 8/17/15	Rigid Packaging	24,000,000		23,492,840	22,680,000
Champion Energy Corporation et al., First Lien, 14.50%, 5/22/11	Heating and Oil Services	30,000,000		30,000,000	30,210,000
Custom Direct, Inc. et al., Second Lien, 6.31% (LIBOR + 6.00%), 12/31/14	Printing	10,000,000		10,000,000	7,990,000
Deluxe Entertainment Services Group Inc., Second Lien, 11.00% (LIBOR + 9.00%), 11/11/13	Entertainment	12,000,000		12,000,000	11,148,000
Electrical Components International, Inc., First Lien, 9.25% (Base Rate + 6.00%), 5/1/14	Electronics	2,974,210		2,052,126	2,562,460
Electrical Components International, Inc., Second Lien, 11.50% (Base Rate + 8.25%), 5/1/14(h)	Electronics	26,000,000		22,891,103	8,874,840
Event Rentals, Inc., Acquisition Loan, First Lien, 7.75% (LIBOR + 4.25% cash, 2.00% PIK), 12/19/13	Party Rentals	3,217,840		3,217,840	2,622,540
Facet Technologies, LLC, Second Lien, 17.50% PIK, 7/26/12	Medical Devices	34,321,490		34,321,490	10,000,012
Facet Technologies, LLC, Guaranty(k)	Medical Devices	—		—	(225,000)

The accompanying notes are an integral part of these financial statements.

F-13

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Fitness Together Franchise Corporation, First Lien, 11.50% (9.50% cash, 2.00% PIK), 11/10/13(g)	Personal Fitness	$7,022,559	$7,022,559	$5,807,656
Heartland Automotive Services II, Inc. et al., Term Loan A, First Lien, 7.25% (Base Rate + 4.00%), 1/30/14	Automobile Repair	3,325,862	3,324,445	3,026,535
Heartland Automotive Services II, Inc. et al., Term Loan B, First Lien, 9.25% (Base Rate + 4.00% cash, 2.00% PIK), 1/30/14	Automobile Repair	2,258,858	2,258,680	1,951,653
HIT Entertainment, Inc., Second Lien, 5.78% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	550,000
InterMedia Outdoors, Inc., Second Lien, 7.00% (LIBOR + 6.75%), 1/31/14	Printing/ Publishing	10,000,000	10,000,000	8,520,000
Isola USA Corp., First Lien, 13.00% (Base Rate + 9.75%), 12/18/12	Electronics	10,901,316	10,002,294	10,138,224
Isola USA Corp., Second Lien, 17.75% (Base Rate + 14.50%), 12/18/13	Electronics	25,000,000	25,000,000	22,050,000
LJVH Holdings Inc., Second Lien, 5.75% (LIBOR + 5.50%), 1/19/15(i)	Specialty Coffee	25,000,000	25,000,000	22,700,000
MCCI Group Holdings, LLC, Second Lien, 7.51% (LIBOR + 7.25%), 6/21/13	Healthcare Services	29,000,000	28,961,307	28,710,000
Navilyst Medical, Inc., Second Lien, 12.25%, 8/14/15	Healthcare Services	15,000,000	14,802,935	14,700,000
New Enterprise Stone & Lime Co., Inc., Second Lien, 12.50%, 7/11/14	Mining/ Construction	35,000,000	34,752,695	35,000,000
Oriental Trading Company, Inc., Second Lien, 6.24% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	802,500
Penton Media, Inc. et al., Second Lien, 5.28% (LIBOR + 5.00%), 2/1/14(e)	Information Services	26,000,000	25,680,299	4,290,000
Physiotherapy Associates, Inc. et al., Second Lien, 12.00% (Base Rate + 8.75%), 12/31/13	Rehabilitation Centers	17,000,000	17,000,000	15,759,000
PQ Corporation, Second Lien, 6.74% (LIBOR + 6.50%), 7/30/15	Specialty Chemicals	10,000,000	8,970,517	8,520,000
Premier Yachts, Inc. et al., Term A, First Lien, 3.98% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	5,973,418	5,960,283	5,973,418
Premier Yachts, Inc. et al., Term B, First Lien, 7.23% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,265,983	1,263,002	1,265,983
Sunrise Medical LTC LLC et al., Second Lien, 6.74% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,097,600
Total Safety U.S., Inc., Second Lien, 6.74% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	8,514,000
United Subcontractors, Inc., First Lien, 1.76% (LIBOR + 1.50%), 6/30/15(e)	Building and Construction	1,626,814	1,617,669	1,447,864
Water Pik, Inc., Second Lien, 5.73% (LIBOR + 5.50%), 6/15/14	Consumer Products	30,000,000	30,000,000	30,000,000
WBS Group LLC et al., Second Lien, 6.54% (LIBOR + 6.25%), 6/7/13	Software	20,000,000	20,000,000	17,000,000

The accompanying notes are an integral part of these financial statements.

F-14

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Wembley, Inc., Second Lien, 8.50% (Base Rate + 5.25%), 8/22/12(h)	Gaming	$1,000,000	$1,000,000	$67,500
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 4.25% (LIBOR + 4.00%), 3/30/11	Restaurants	6,850,000	6,850,000	4,719,650
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 7.25% (LIBOR + 7.00%), 3/30/11(h)	Restaurants	8,334,656	8,334,656	6,784,379

Total Senior Secured Loans			616,377,788	503,152,994

Preferred Stock—1.1%
Alpha Media Group Holdings Inc., Series A-2(l)	Publishing	5,000	—	—
Facet Holdings Corp., Class A, 12.00% PIK(h)	Medical Devices	900	900,000	—
Fitness Together Holdings, Inc., Series A(g)(l)	Personal Fitness	187,500	173,326	—
Fitness Together Holdings, Inc., Series A-1(g)(l)	Personal Fitness	49,056	49,056	—
Fitness Together Holdings, Inc., Series B Convertible(g)(l)	Personal Fitness	11,343,804	6,500,000	779,000
M & M Tradition Holdings Corp., Series A Convertible, 16.00% PIK(e)	Sheet Metal Fabrication	4,968	4,968,000	5,117,040

Total Preferred Stock			12,590,382	5,896,040

Common Stock—3.5%(l)
Alpha Media Group Holdings Inc., Class B	Publishing	12,500	—	—
BKC ARS Blocker, Inc. (American Residential)(m)	HVAC/ Plumbing Services	1,000	192,418	1,610,000
BKC ASW Blocker, Inc. (American SportWorks)(g)(n)	Utility Vehicles	1,000	250,001	163,289
BKC DVSH Blocker, Inc. (DynaVox Systems)(o)	Augmentative Communication Products	100	1,000,000	2,560,000
BKC MTCH Blocker, Inc. (Marquette Transportation)(p)	Transportation	1,000	5,000,000	2,635,000
Facet Holdings Corp.	Medical Devices	10,000	100,000	—
Fitness Together Holdings, Inc.(g)	Personal Fitness	173,547	118,500	—
M & M Tradition Holdings Corp.(e)	Sheet Metal Fabrication	500,000	5,000,000	5,000,000
MGHC Holding Corporation (Mattress Giant)(e)	Bedding—Retail	2,285,815	2,285,815	—
USI Senior Holdings, Inc.(e)	Building and Construction	79,237	6,926,008	6,902,053

Total Common Stock			20,872,742	18,870,342

The accompanying notes are an integral part of these financial statements.

F-15

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Limited Partnership/Limited Liability Company Interests—2.4%
Big Dumpster Coinvestment, LLC(l)	Waste Management Equipment	—	$5,333,333	$—
Marsico Parent Superholdco, LLC, 16.75% PIK, acquired 11/28/07(d)(h)	Financial Services	1,750	1,650,005	—
PG Holdco, LLC (Press Ganey), 15.00% PIK	Healthcare Services	333	333,333	346,654
PG Holdco, LLC (Press Ganey), Class A(l)	Healthcare Services	16,667	166,667	250,000
Prism Business Media Holdings LLC (Penton Media)(e)(l)	Information Services	68	14,943,201	515,870
Sentry Security Systems Holdings, LLC(l)	Security Services	147,271	147,271	479
Sentry Security Systems Holdings, LLC, 8.00% PIK	Security Services	602,729	602,729	602,729
VSS-AHC Holdings LLC (Advanstar)(l)	Printing/ Publishing	352,941	4,199,161	4,198,939
WBS Group Holdings, LLC, Class B, 16.00% PIK	Software	8,000	8,000,000	7,167,857

Total Limited Partnership/Limited Liability Company Interests			35,375,700	13,082,528

Equity Warrants/Options—0.2%(l)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	770,160
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	136,373
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	75,141
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	43,073
Marsico Superholdco SPV, LLC, expire 12/14/19, acquired 11/28/07(d)	Financial Services	455	444,450	—

Total Equity Warrants/Options			1,053,450	1,024,747

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			1,058,729,289	850,651,331
UNEARNED INCOME—(0.7)%			(3,909,286)	(3,909,286)

TOTAL INVESTMENTS—156.9%			$1,054,820,003	846,742,045

OTHER ASSETS & LIABILITIES (NET)—(56.9)%				(307,179,283)

NET ASSETS—100.0%				$539,562,762

The accompanying notes are an integral part of these financial statements.

F-16

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

(a)	Unaudited.
(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(c)	Fair value is determined by or under the direction of the Company’s Board of Directors (see Note 2).
(d)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 3.6% of net assets at December 31, 2009.
(e)	“Non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, are as follows:

Non-controlled, Affiliated Investments	Fair Value at December 31, 2008	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2009		Net Realized Gain (Loss)***	Interest Income***	Dividend Income***
American SportWorks LLC
Senior Secured Loan	$5,716,023	$—	$(3,572,448)	$(2,143,575)	$—	†	$—	$27,617	$—
BKC ASW Blocker, Inc.
Common Stock	16,399	—	(5,883)	(10,516)	—	†	—	—	—
M&M Tradition Holdings Corp.:
Preferred Stock	5,537,280	—	(408,000)	(12,240)	5,117,040		12,240	—	1,110,885
Common Stock	6,095,000	—	—	(1,095,000)	5,000,000		—	—	—
Mattress Giant Corporation
Subordinated Debt	—	2,521,202	—	999,960	3,521,162		—	773,581	—
MGHC Holding Corporation
Common Stock	—	2,285,815	—	(2,285,815)	—		—	—	—
Penton Media, Inc.
Senior Secured Loan	18,226,000	78,211	—	(14,014,211)	4,290,000		—	1,437,763	—
Prism Business Media Holdings LLC
Limited Liability Co. Interest	4,730,000	—	—	(4,214,130)	515,870		—	—	—
United Subcontractors, Inc.
Senior Secured Loan	—	1,617,669	—	(169,805)	1,447,864		—	16,210	—
USI Senior Holdings, Inc.
Common Stock	—	6,926,008	—	(23,955)	6,902,053		—	—	—
Less: Unearned Income	(305,622)	305,622	—	—	—		—	—	—

Totals	$40,015,080	$13,734,527	$(3,986,331)	$(22,969,287)	$26,793,989		$12,240	$2,255,171	$1,110,885

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
***	For the year ended December 31, 2009.
†	Investment moved out of the non-controlled, affiliated category into the controlled category during the year.

The aggregate fair value of non-controlled, affiliated investments (net of unearned income) at December 31, 2009 represents 5.0% of net assets.

The accompanying notes are an integral part of these financial statements.

F-17

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

(f)	Approximately 66% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, approximately 9% of such senior secured loans have floors of 1.50% to 3.25% on the LIBOR base rate. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2009 of all contracts within the specified loan facility.
(g)	“Controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, are as follows:

Controlled Investments	Fair Value at December 31, 2008	Gross Additions (Cost)*	Net Unrealized Gain (Loss)	Fair Value at December 31, 2009	Net Realized Loss**	Interest/Other Income**
Al Solutions, Inc.
Senior Secured Loan	$—	$147,418	$2,582	$150,000	$—	$5,821
Subordinated Debt	—	71,373	(71,373)	—	(13,395,134)	71,373
American SportWorks LLC
Senior Secured Loan	—	3,572,448	(310,187)	3,262,261	—	78,075
BKC ASW Blocker, Inc.
Common Stock	—	5,883	157,406	163,289	—	—
Fitness Together Franchise Corporation
Senior Secured Loan	6,496,555	140,615	(829,514)	5,807,656	—	808,583
Fitness Together Holdings, Inc.:
Preferred Stock Series A	—	—	—	—	—	—
Preferred Stock Series A-1	—	—	—	—	—	—
Preferred Stock Series B Convertible	4,700,000	—	(3,921,000)	779,000	—	—
Common Stock	—	—	—	—	—	—
Tygem Holdings, Inc.:
Preferred Stock	—	—	—	—	(10,826,867)	—
Preferred Stock Series B Convertible	—	—	—	—	(14,725,535)	—
Common Stock	—	—	—	—	(3,608,956)	—
Less: Unearned Income	—	(249,930)	—	(249,930)	—	—

Totals	$11,196,555	$3,687,807	$(4,972,086)	$9,912,276	$(42,556,492)	$963,852

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	For the year ended December 31, 2009. There was no dividend income from these securities during the year.

The aggregate fair value of controlled investments (net of unearned income) at December 31, 2009 represents 1.8% of net assets.

(h)	Non-accrual status (in default) at December 31, 2009 and therefore non-income producing. At December 31, 2009, the aggregate fair value and amortized cost of debt investments on non-accrual status represents 3.5% and 6.5% of total debt investments at fair value and amortized cost, respectively.
(i)	Non-U.S. company or principal place of business outside the U.S.
(j)	Principal amount is denominated in Canadian dollars.
(k)	Guaranty by the Company on behalf of portfolio company Facet Technologies, LLC. The maximum amount of potential future payments under this guaranty is $6,000,000 at December 31, 2009 with an expiration of December 2011.

The accompanying notes are an integral part of these financial statements.

F-18

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

(l)	Non-income producing equity securities at December 31, 2009.
(m)	The Company is the sole stockholder of BKC ARS Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of American Residential Services L.L.C.
(n)	The Company is the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of more than 25% of the voting securities of American SportWorks LLC.
(o)	The Company is the sole stockholder of BKC DVSH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of DynaVox Systems LLC.
(p)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.
PIK	Payment-in-kind.

The accompanying notes are an integral part of these financial statements.

F-19

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)

1. Organization

BlackRock Kelso Capital Corporation (the “Company”) was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

On July 25, 2005, the Company completed a private placement of 35,366,589 shares of its common stock at a price of $15.00 per share receiving net proceeds of approximately $529 million. On July 2, 2007, the Company completed an initial public offering through which it sold an additional 10,000,000 shares of its common stock at a price of $16.00 per share and listed its shares on The NASDAQ Global Select Market. The Company received net proceeds of approximately $150 million from this offering. Offering costs were charged against paid-in capital.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The results of operations for interim periods are not necessarily indicative of results to be expected for the full year. Certain prior year amounts have been reclassified to conform to the current year presentation.

Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These financial statements should be read in conjunction with the Company’s financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission (“SEC”) on March 12, 2010.

2. Significant accounting policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The significant accounting policies consistently followed by the Company are:

(a)

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. The Company generally obtains market quotations from an independent pricing service or one or more broker-dealers or market makers and utilizes the average of the range of bid and ask quotations as a practical expedient for fair value. However, debt investments with remaining maturities within 60 days are valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are

F-20

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors. Because the Company expects that there will not be a readily available market value for substantially all of the investments in its portfolio, the Company expects to value substantially all of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of the Company’s investments than on the fair values of the Company’s investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”), believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(i)	The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

(ii)	The investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii)	The audit committee of the Board of Directors reviews the preliminary valuations of the independent valuation firms; and

(iv)	The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security

F-21

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the Company’s principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is valued at cost, which approximates fair value. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), issued by the Financial Accounting Standards Board (“FASB”), defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. ASC 820-10 defines fair value as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

ASC 820-10 establishes a hierarchy that classifies these inputs into the three broad levels listed below:

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2—Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Transfers between levels, if any, represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the period.

The Company’s valuation policy is consistent with ASC 820-10. In accordance with this valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value.

(b)	Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase.

(c)	Gains or losses on the sale of investments are calculated using the specific identification method.

(d)

Interest income, adjusted for amortization of premium and accretion of discount, and dividend income are recorded on an accrual basis to the extent that the Company expects to collect such amounts. For loans and securities with payment-in-kind (“PIK”) income, which represents contractual interest or dividends accrued

F-22

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

and added to the principal balance and generally due at maturity, PIK income is accrued only to the extent that the portfolio company valuation indicates that the PIK income is likely to be collected. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as interest income. Expenses are recorded on an accrual basis.

(e)	The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of its income (both ordinary income and net capital gains). The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated excess taxable income as required.

The Company holds 100% of the common stock of certain companies as indicated in the accompanying schedules of investments. These wholly owned companies are recorded at fair value in the statements of assets and liabilities, net of any applicable income tax liabilities. An income tax provision has been provided at the wholly owned company level on all income of such companies, included realized and unrealized gains. Such wholly owned companies are held in connection with the Company’s election to be taxed as a RIC. In general, these wholly owned companies earn income that, if earned directly by the Company, would not be qualifying income for purposes of the Company qualifying as a RIC. Dividends from these wholly owned companies and gains from the sale of their stock are qualifying income for this purpose. The Company makes investments in securities in accordance with its investment policies through these wholly owned companies.

(f)	Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors. Net realized capital gains, if any, generally are distributed at least annually, although the Company may decide to retain such capital gains for investment.

(g)	Loans are placed on non-accrual status, as a general matter, when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

(h)	Recently Issued Accounting Pronouncements:

In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”). ASU 2010-06 amends ASC 820-10 to require new disclosures with regard to transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements within the Level 3 fair value rollforward. ASU 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both

F-23

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption on January 1, 2010 of the applicable additional disclosure requirements of ASU 2010-06 did not materially impact the Company’s financial statements.

3. Agreements and related party transactions

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Advisor receives a base management fee (the “Management Fee”) from the Company quarterly in arrears at an annual rate of 2.0% of the Company’s total assets, including any assets acquired with the proceeds of leverage.

For the three months ended March 31, 2010 and 2009, the Advisor earned $4,322,471 and $4,748,218, respectively, in base management fees from the Company.

The Management Agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee (the “Incentive Fee”) under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to Company stockholders do not meet an 8.0% annualized rate of return during the applicable fee measurement period and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to the Company’s net asset value and does not take into account changes in the market price of the Company’s common stock.

The Advisor will be entitled to receive the Incentive Fee if the Company’s performance exceeds a “hurdle rate” during different measurement periods: trailing four quarters’ periods (which applies only to the portion of the Incentive Fee based on income) and annual periods (which applies only to the portion of the Incentive Fee based on capital gains). The “trailing four quarters’ periods” for purposes of determining the income portion of the Incentive Fee payable for the three months ended March 31, 2010 and 2009 was determined by reference to the four quarter periods ended on March 31, 2010 and 2009, respectively. The term “annual period” means the period beginning on July 1 of each calendar year and ending on June 30 of the next calendar year.

The hurdle rate for each measurement period is 2.0% multiplied by the Company’s net asset values at the beginning of each calendar quarter during the measurement period, calculated after giving effect to any distributions that occurred during the measurement period. A portion of the Incentive Fee is based on the Company’s income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income. For each trailing four quarters’ period, the Company pays the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period exceeds (B) the hurdle rate for the period. The amount of the excess of (A) over (B) described in this paragraph for each period is referred to as the excess income amount.

F-24

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equal 20% of the period’s income amount distributed or distributable to stockholders as described in clause (A) of the preceding paragraph. Thereafter, the portion of the Incentive Fee based on income for the period will equal 20% of the period’s remaining excess income amount.

Periodic Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each annual period, the Company pays the Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, to the extent they exceed gross unrealized capital depreciation, if any, occurring during the period exceeds (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess of (A) over (B) described in this paragraph is referred to as the excess gain amount.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s capital gain amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period equals an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period equals 20% of the period’s remaining excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the capital gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, the Company accounts for its assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

For the three months ended March 31, 2010 and 2009, the Advisor earned $493,951 and zero, respectively, in Incentive Fees from the Company.

The Management Agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to the Company. For the three months ended March 31, 2010 and 2009, the Company incurred $398,664 and $346,794, respectively, for costs and expenses reimbursable to the Advisor under the Management Agreement.

From time to time, the Advisor may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Advisor for such amounts paid on its behalf. Reimbursements to the Advisor for the three months ended March 31, 2010 and 2009 were $1,358,769 and $340,622, respectively.

No person who is an officer, director or employee of the Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

F-25

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

The Company also has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. For the three months ended March 31, 2010 and 2009, the Company incurred $215,786 and $180,249, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

The PNC Financial Services Group, Inc. (“PNC”) is a significant stockholder of the ultimate parent of the Administrator. PNC Global Investment Servicing Inc. (“PGIS”), a subsidiary of PNC, provides administrative and accounting services to the Company pursuant to a Sub-Administration and Accounting Services Agreement. PFPC Trust Company, another subsidiary of PNC, provides custodian services to the Company pursuant to a Custodian Services Agreement. Also, PGIS provides transfer agency and compliance support services to the Company pursuant to a Transfer Agency Agreement and a Compliance Support Services Agreement, respectively. For the services provided to the Company by PGIS and its affiliates, PGIS is entitled to an annual fee of 0.02% of the Company’s average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. PFPC Trust Company may charge the Company additional fees for cash overdraft balances or for sweeping excess cash balances.

For the three months ended March 31, 2010 and 2009, the Company incurred $49,171 and $54,839, respectively, for administrative, accounting, custodian and transfer agency services fees payable to PGIS and its affiliates under the related agreements.

In November 2007, the Company’s Board of Directors authorized the purchase by the Advisor from time to time in the open market of an indeterminate number of shares of the Company’s common stock, in the Advisor’s discretion, subject to compliance with the Company’s and the Advisor’s applicable policies and requirements of law. Pursuant to this authorization, during the three months ended March 31, 2009, the Advisor purchased 65,201 shares of the Company’s common stock in the open market for $242,583, including brokerage commissions. There were no such purchases during the three months ended March 31, 2010.

At March 31, 2010 and December 31, 2009, the Advisor owned directly approximately 469,000 and 555,000 shares, respectively, of the Company’s common stock, representing approximately 0.8% and 1.0% of the total shares outstanding. At March 31, 2010 and December 31, 2009, other entities affiliated with the Administrator and PGIS beneficially owned indirectly approximately 2,022,000 and 2,611,000 shares, respectively, of the Company’s common stock, representing approximately 3.6% and 4.6% of the total shares outstanding. An entity affiliated with the Administrator and PGIS has ownership and financial interests in the Advisor.

F-26

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

4. Earnings (loss) per share

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets per share (earnings (loss) per share) resulting from operations for the three months ended March 31, 2010 and 2009.

	Three months ended March 31, 2010	Three months ended March 31, 2009
Numerator for basic and diluted net increase (decrease) in net assets per share	$30,483,051	$(4,067,070)
Denominator for basic and diluted weighted average shares	56,597,028	55,242,972
Basic/diluted net increase (decrease) in net assets per share resulting from operations	$0.54	$(0.07)

Diluted net increase (decrease) in net assets per share resulting from operations equals basic net increase (decrease) in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

5. Investments

Purchases of investments for the three months ended March 31, 2010 and 2009 totaled $16,441,543 and $15,273,560, respectively. Sales/repayments of investments for the three months ended March 31, 2010 and 2009 totaled $72,676,277 and $720,366, respectively.

At March 31, 2010 investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$54,649,048	$48,265,219
Unsecured debt	122,944,364	74,829,359
Subordinated debt	145,933,531	136,778,883
Senior secured loans:
First lien	117,337,454	110,711,213
Second/other priority lien	442,156,469	379,047,770

Total senior secured loans	559,493,923	489,758,983

Preferred stock	13,190,382	6,123,040
Common stock	31,658,855	24,489,162
Limited partnership/limited liability company interests	29,482,499	21,938,853
Equity warrants/options	2,668,710	3,804,892

Total investments including unearned income	960,021,312	805,988,391
Unearned income	(2,659,253)	(2,659,253)

Total investments	$957,362,059	$803,329,138

F-27

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

At December 31, 2009, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$54,634,954	$48,407,746
Unsecured debt	171,308,101	126,984,798
Subordinated debt	146,516,172	133,232,136
Senior secured loans:
First lien	119,531,264	115,409,425
Second/other priority lien	496,846,524	387,743,569

Total senior secured loans	616,377,788	503,152,994

Preferred stock	12,590,382	5,896,040
Common stock	20,872,742	18,870,342
Limited partnership/limited liability company interests	35,375,700	13,082,528
Equity warrants/options	1,053,450	1,024,747

Total investments including unearned income	1,058,729,289	850,651,331
Unearned income	(3,909,286)	(3,909,286)

Total investments	$1,054,820,003	$846,742,045

The industry composition of the portfolio at fair value at March 31, 2010 and December 31, 2009 was as follows:

Industry	March 31, 2010	December 31, 2009
Business Services	13.8%	12.6%
Healthcare	10.9	10.0
Other Services	10.0	9.4
Electronics	8.8	8.5
Manufacturing	7.6	7.6
Financial Services	6.4	4.6
Consumer Products	6.1	6.0
Distribution	5.6	4.8
Retail	4.8	4.6
Metals	4.4	4.1
Printing, Publishing and Media	4.2	3.2
Beverage, Food and Tobacco	4.1	4.0
Chemicals	3.7	4.4
Utilities	3.7	3.6
Containers and Packaging	3.1	2.7
Entertainment and Leisure	1.5	2.6
Building and Real Estate	1.0	1.0
Transportation	0.3	6.3

Total	100.0%	100.0%

F-28

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

The geographic composition of the portfolio at fair value at March 31, 2010 was United States 92.3%, Canada 7.7% and United Kingdom and other less than 0.1%, and at December 31, 2009 was United States 93.7%, Canada 6.3% and United Kingdom and other less than 0.1%. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

In the ordinary course of its business, the Company manages a variety of risks relating to its investments, including market risk and credit risk. Market risk is the risk of potential adverse changes to the values of investments because of changes in market conditions such as interest rate movements and volatility in investment prices. Credit risk is the risk of default or non-performance by portfolio companies equivalent to the investment’s carrying amount. The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents at a major financial institution.

The Company has investments in lower rated and comparable quality unrated senior and junior secured, unsecured and subordinated debt securities and loans, which are subject to a greater degree of credit risk than more highly rated investments. The risk of loss due to default by the issuer is significantly greater for holders of such securities and loans, particularly in cases where the investment is unsecured or subordinated to other creditors of the issuer.

6. Foreign currency transactions

The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled. The Company’s forward foreign currency contracts generally have terms of approximately three months. The volume of open contracts at the end of each reporting period is reflective of the typical volume of transactions during the period. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit this risk by dealing with creditworthy counterparties.

At March 31, 2010, details of open forward foreign currency contracts were as follows:

Foreign Currency	Settlement Date	Amount and Transaction	US$ Value at Settlement Date	US$ Value at March 31, 2010	Unrealized Depreciation
Canadian dollar	April 21, 2010	32,075,000 Sold	$30,302,887	$31,591,704	$(1,288,817)

At December 31, 2009, details of open forward foreign currency contracts were as follows:

Foreign Currency	Settlement Date	Amount and Transaction	US$ Value at Settlement Date	US$ Value at December 31, 2009	Unrealized Appreciation
Canadian dollar	January 27, 2010	795,444 Purchased	$(759,501)	$(760,561)	$1,060
Canadian dollar	January 27, 2010	31,500,000 Sold	30,316,883	30,118,610	198,273
Canadian dollar	January 27, 2010	800,000 Sold	769,582	764,917	4,665

Total			$30,326,964	$30,122,966	$203,998

F-29

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

All realized and unrealized gains and losses on forward foreign currency contracts are included in earnings (changes in net assets) and are reported as separate line items within the Company’s statements of operations. Unrealized gains and losses on forward foreign currency contracts are also reported as separate line items within the Company’s statements of assets and liabilities.

7. Credit facility and borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only permitted to borrow such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. At March 31, 2010, the Company’s asset coverage for borrowed amounts was 311%. On December 28, 2007, the Company amended and restated its Senior Secured, Multi-Currency Credit Agreement (the “Credit Facility”). Under the amended Credit Facility, the lenders agreed to extend credit to the Company in an aggregate principal amount not to exceed $545,000,000 outstanding, at any one time, consisting of $400,000,000 in revolving loan commitments and $145,000,000 in term loan commitments. The Credit Facility has a stated maturity date of December 6, 2010 and is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The term loans under the facility mature on the termination date of the Credit Facility, have been fully drawn and, once repaid, may not be reborrowed. Subject to certain exceptions, the interest rate payable under the facility is LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The Credit Facility also includes an “accordion” feature that allows the Company to increase the size of the credit facility under certain circumstances to a maximum of $1,000,000,000 with respect to the revolving loans and $395,000,000 with respect to the term loans. The Credit Facility is used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes. See Note 12.

At March 31, 2010, the Company had $253,500,000 drawn on the credit facility versus $296,000,000 at December 31, 2009. The weighted average annual interest cost for the three months ended March 31, 2010 and 2009 was 1.53% and 1.66%, respectively, exclusive of 0.175% in commitment fees and of other prepaid expenses related to establishing the credit facility.

The average debt outstanding on the credit facility during the three months ended March 31, 2010 and 2009 was $260,746,667 and $432,311,196, respectively. The maximum amounts borrowed during the three months ended March 31, 2010 and 2009 were $314,000,000 and $433,680,000, respectively. The remaining amount available under the facility was $291,500,000 at March 31, 2010.

At March 31, 2010, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

8. Capital stock

As a closed-end investment company regulated as a BDC under the 1940 Act, the Company is prohibited from selling shares of its common stock at a price below the current net asset value of the stock, or NAV, unless the Company’s stockholders approve such a sale and its Board of Directors makes certain determinations. On February 8, 2010, subject to certain Board of Director determinations, the Company’s stockholders approved the ability to sell or otherwise issue shares of the Company’s common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In any such case, the price at which the Company’s common stock would be issued and sold may not be less than a price that, in the determination of the Company’s Board of Directors, closely approximates the market value of such common stock. Any sale of the Company’s common stock at a price below NAV would have a dilutive effect on NAV.

F-30

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

In August 2008, the Company’s Board of Directors approved a share repurchase plan under which the Company may repurchase up to 2.5 percent of its outstanding shares of common stock from time to time in open market or privately negotiated transactions. In May 2009, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock. The repurchase plan is expected to be in effect through the earlier of June 30, 2010 or until the approved number of shares has been repurchased. During the three months ended March 31, 2009, the Company purchased a total of 501,364 shares of its common stock on the open market for $1,877,658, including brokerage commissions. There were no such purchases during the three months ended March 31, 2010. Since inception of the repurchase plan through March 31, 2010, the Company has purchased 961,679 shares of its common stock on the open market for $5,425,900, including brokerage commissions. At March 31, 2010, the total number of remaining shares authorized for repurchase was 1,794,971. The Company currently holds the shares it repurchased in treasury. See Note 12.

9. Guarantees and commitments

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. At March 31, 2010 and December 31, 2009, the maximum amount of potential future payments under such guarantees was $6,000,000, with an expiration of December 2011. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company’s investments. The potential liability under such guarantees is reflected at fair value in the Company’s schedules of investments.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

From time to time, the Company may be a party to certain legal proceedings incidental to the normal course of its business, including the enforcement of the Company’s rights under contracts with its portfolio companies. While the Company cannot predict the outcome of these legal proceedings with certainty, it does not expect that these proceedings will have a material effect on its financial statements.

10. Fair value of financial instruments

The carrying values of the Company’s financial instruments approximate fair value. The carrying values of receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturities. The carrying and fair values of the Company’s credit facility payable were $253,500,000 and $247,796,000 at March 31, 2010 and $296,000,000 and $287,120,000 at December 31, 2009, respectively.

F-31

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

The following tables summarize the fair values of the Company’s cash and cash equivalents, investments and forward foreign currency contracts based on the inputs used at March 31, 2010 and December 31, 2009 in determining such fair values:

Valuation Inputs, March 31, 2010	Cash and Cash Equivalents	Senior Secured Notes	Unsecured Debt	Subordi- nated Debt	Senior Secured Loans	Preferred Stock	Common Stock	Limited Partnership/ Limited Liability Company Interests	Equity Warrants/ Options	Forward Foreign Currency Contracts	Total
Level 1 – Price quotations	$7,251,627	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,251,627
Level 2 – Significant other observable inputs	—	—	—	—	—	—	—	—	—	(1,288,817)	(1,288,817)
Level 3 – Significant unobservable inputs	—	48,265,219	74,641,210	135,569,589	488,497,173	6,123,040	24,489,162	21,938,853	3,804,892	—	803,329,138

Fair value at March 31, 2010	$7,251,627	$48,265,219	$74,641,210	$135,569,589	$488,497,173	$6,123,040	$24,489,162	$21,938,853	$3,804,892	$(1,288,817)	$809,291,948

Valuation Inputs, December 31, 2009	Cash and Cash Equivalents	Senior Secured Notes	Unsecured Debt	Subordi- nated Debt	Senior Secured Loans	Preferred Stock	Common Stock	Limited Partnership/ Limited Liability Company Interests	Equity Warrants/ Options	Forward Foreign Currency Contracts	Total
Level 1 – Price quotations	$5,807,901	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,807,901
Level 2 – Significant other observable inputs	—	—	—	—	—	—	—	—	—	203,998	203,998
Level 3 – Significant unobservable inputs	—	48,407,746	126,312,042	131,337,094	501,811,506	5,896,040	18,870,342	13,082,528	1,024,747	—	846,742,045

Fair value at December 31, 2009	$5,807,901	$48,407,746	$126,312,042	$131,337,094	$501,811,506	$5,896,040	$18,870,342	$13,082,528	$1,024,747	$203,998	$852,753,944

F-32

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

In determining the fair values of the Company’s forward foreign currency contracts at March 31, 2010 and December 31, 2009, the Company used unadjusted indicative price quotations for similar assets (Level 2). The following tables summarize the valuation techniques used at March 31, 2010 and December 31, 2009 in determining the fair values of the Company’s investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Valuation Techniques, March 31, 2010	Senior Secured Notes	Unsecured Debt	Subordi- nated Debt	Senior Secured Loans	Preferred Stock	Common Stock	Limited Partnership/ Limited Liability Company Interests	Equity Warrants/ Options	Total
Market approach, income approach or both, utilizing one or more third-party valuation firms	$48,265,219	$74,641,210	$135,569,589	$484,767,509	$6,123,040	$24,489,162	$21,938,853	$3,804,892	$799,599,474
Broker quote(s) for identical assets	—	—	—	3,729,664	—	—	—	—	3,729,664

Fair value at March 31, 2010	$48,265,219	$74,641,210	$135,569,589	$488,497,173	$6,123,040	$24,489,162	$21,938,853	$3,804,892	$803,329,138

Valuation Techniques, December 31, 2009	Senior Secured Notes	Unsecured Debt	Subordi- nated Debt	Senior Secured Loans	Preferred Stock	Common Stock	Limited Partnership/ Limited Liability Company Interests	Equity Warrants/ Options	Total
Market approach, income approach or both, utilizing one or more third-party valuation firms	$48,407,746	$126,312,042	$131,337,094	$497,768,966	$5,896,040	$18,870,342	$13,082,528	$1,024,747	$842,699,505
Broker quote(s) for identical assets	—	—	—	4,042,540	—	—	—	—	4,042,540

Fair value at December 31, 2009	$48,407,746	$126,312,042	$131,337,094	$501,811,506	$5,896,040	$18,870,342	$13,082,528	$1,024,747	$846,742,045

The following are reconciliations for the three months ended March 31, 2010 of investments for which Level 3 inputs were used in determining fair value:

F-33

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

	Senior Secured Notes	Unsecured Debt	Subordi- nated Debt	Senior Secured Loans	Preferred Stock	Common Stock	Limited Partnership/ Limited Liability Company Interests	Equity Warrants/ Options	Total
Fair value at December 31, 2009	$48,407,746	$126,312,042	$131,337,094	$501,811,506	$5,896,040	$18,870,342	$13,082,528	$1,024,747	$846,742,045
Amortization of premium/discount—net	14,094	489,537	681,810	497,055	—	—	—	—	1,682,496
Net realized gain (loss)	—	—	358	(28,488,423)	—	—	(14,426,995)	—	(42,915,060)
Net change in unrealized appreciation or depreciation	(156,621)	(3,791,702)	4,129,389	43,489,853	(373,000)	(5,167,293)	14,749,526	1,164,885	54,045,037
Net purchases, sales or redemptions	—	(48,368,667)	(579,062)	(28,812,818)	600,000	10,786,113	8,533,794	1,615,260	(56,225,380)
Net transfers in or out of Level 3	—	—	—	—	—	—	—	—	—

Fair value at March 31, 2010	$48,265,219	$74,641,210	$135,569,589	$488,497,173	$6,123,040	$24,489,162	$21,938,853	$3,804,892	$803,329,138

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported as separate line items within the Company’s statements of operations.

F-34

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

The following table contains information with respect to net unrealized appreciation or depreciation on investments for which Level 3 inputs were used in determining fair value that are still held by the Company at March 31, 2010.

	Senior Secured Notes	Unsecured Debt	Subordi- nated Debt	Senior Secured Loans	Preferred Stock	Common Stock	Limited Partnership/ Limited Liability Company Interests	Equity Warrants/ Options	Total
Net change in unrealized appreciation or depreciation for the three months ended March 31, 2010 on investments held at March 31, 2010	$(156,621)	$(4,680,013)	$(718,731)	$21,162,640	$(373,000)	$(5,167,293)	$322,531	$1,164,885	$11,554,398
Net unrealized depreciation on investments held at March 31, 2010	(6,383,830)	(48,115,005)	(9,154,646)	(69,734,941)	(7,067,342)	(7,169,693)	(7,543,646)	1,136,182	(154,032,921)

F-35

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

11. Financial highlights

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for a common share outstanding during the three months ended March 31, 2010 and 2009.

	Three months ended March 31, 2010	Three months ended March 31, 2009
Per Share Data:
Net asset value, beginning of period	$9.55	$9.23

Net investment income	0.36	0.43
Net realized and unrealized gain (loss)	0.18	(0.50)

Total from investment operations	0.54	(0.07)
Dividend distributions to stockholders from net investment income	(0.32)	(0.16)
Purchases of treasury stock at prices below net asset value	—	0.04

Net increase (decrease) in net assets	0.22	(0.19)

Net asset value, end of period	$9.77	$9.04

Market price, end of period	$9.96	$4.19

Total return(1)(2)	27.01%	(54.77)%
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(3)	4.62%	4.79%
Ratio of credit facility related expenses to average net assets(3)	0.95%	1.59%

Ratio of total expenses to average net assets(3)	5.57%	6.38%
Ratio of net investment income to average net assets(3)	14.98%	18.80%
Net assets, end of period	$552,953,567	$495,519,468
Average debt outstanding	$260,746,667	$432,311,196
Weighted average shares outstanding	56,597,028	55,242,972
Average debt per share(4)	$4.61	$7.83
Portfolio turnover(2)	9%	*

*	Less than 1%.
(1)	Total return is based on the change in market price per share during the respective periods. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.
(2)	Not annualized.
(3)	Annualized.
(4)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

F-36

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

12. Subsequent events

The Company has reviewed subsequent events occurring through the date that these financial statements were issued, and determined that no subsequent events occurred requiring accrual or disclosure, except as disclosed below and elsewhere in these notes to financial statements.

On April 20, 2010, the Company entered into an agreement to amend its Credit Facility. The amendment extends through December 6, 2013 certain existing lenders’ commitments totaling $300 million, consisting of $200 million of revolving loan commitments and $100 million of term loan commitments. Subsequent to the amendment becoming effective, the Company received a binding commitment from a new lender of $50 million, subject to definitive documentation. The addition of this revolving loan commitment would bring the total commitments that extend through December 2013 to $350 million. Non-extending lender commitments of $245 million, consisting of $200 million of revolving loan commitments and $45 million of term loan commitments, mature on December 6, 2010 unless they are extended prior to that date. Pricing for outstanding borrowings made by non-extending lenders will remain at LIBOR plus 0.875% with respect to revolving loans and LIBOR plus 1.50% with respect to term loans. The pricing for outstanding borrowings made by extending lenders and the new lender is reset to LIBOR plus an applicable spread of either 3.00% or 3.25% for revolving loans, based on a pricing grid depending on the Company’s credit rating, and LIBOR plus 3.00% for term loans. The Credit Facility does not contain a LIBOR floor requirement. On May 5, 2010, the effective LIBOR spread under the Credit Facility was 2.34%. Additionally, the Company is required to pay a commitment fee of 0.50% on any unused portion of the commitments of the extending lenders and the new lender. The Credit Facility is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. In connection with the amendment of the Credit Facility, the Company paid structuring and arrangement fees of approximately $6.5 million. The Credit Facility includes an “accordion” feature that allows the Company, under certain circumstances, to increase the size of the facility from its current level by up to an additional $300 million of revolving loan commitments and $250 million of term loan commitments. The Company expects to approach new lenders to solicit additional commitments to its Credit Facility.

On May 5, 2010, the Company’s Board of Directors declared a dividend of $0.32 per share, payable on July 2, 2010 to stockholders of record at the close of business on May 17, 2010.

On May 5, 2010, the Company’s Board of Directors approved an extension of the Company’s share repurchase plan to June 30, 2011, with 1,794,971 shares remaining authorized for repurchase.

From April 1 to May 5, 2010, the Company’s purchases of investments totaled approximately $58 million and sales and repayments of investments totaled approximately $144 million. At May 5, 2010, borrowings under the Credit Facility were $245 million.

F-37

PROSPECTUS

$1,000,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies. We fund a portion of our investments with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

We are managed by BlackRock Kelso Capital Advisors LLC. BlackRock Financial Management, Inc. serves as our administrator.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,000,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, which we refer to, collectively, as the “securities”. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our independent directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. Pursuant to existing stockholder and Board of Director approval, until February 2011 we are permitted to issue our common stock in an offering described in this prospectus at a price per share below the Company’s then current net asset value per share, subject to certain limitations. Sales of common stock below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risks” beginning on page 11 and “Sales of Common Stock Below Net Asset Value” beginning on page 47.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “BKCC”. The last reported closing price for our common stock on May 4, 2010 was $10.49 per share.

This prospectus, and the accompanying prospectus supplement, if any, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 40 East 52nd Street, New York, NY 10022 or by telephone at (212) 810-5800 or on our website at www.blackrockkelso.com/Investor Relations. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before investing in our securities, you should read the discussion of the material risks of investing in the Company in “ Risks “ beginning on page 11 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated May 5, 2010

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,000,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Additional Information” and “Risks” before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and the accompanying prospectus supplement, if any, carefully, including “Risks.” Throughout this prospectus, we refer to BlackRock Kelso Capital Corporation as the “Company,” “BlackRock Kelso Capital,” “we,” “us” or “our.”

The Company

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We are organized as an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time-to-time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. Since the commencement of our operations, the team of investment professionals of BlackRock Kelso Capital Advisors LLC (the “Advisor” or “BlackRock Kelso Capital Advisors”), including our senior management, has evaluated more than 1,500 investment opportunities and completed 105 investments on our behalf, aggregating over $1.8 billion in capital provided to middle-market companies through December 31, 2009.

At December 31, 2009, our portfolio included investments in 57 portfolio companies with a total value of $853 million. The weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.2% at December 31, 2009. Our largest portfolio company investment by value was approximately $56.1 million and our five largest portfolio company investments by value comprised approximately 26% of our portfolio at December 31, 2009. The following table provides selected financial data for the Company for each of the four years in the period ended December 31, 2009 and for the period from July 25, 2005 (inception of operations) to December 31, 2005.

(Dollars in thousands, except per share data)	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Period from July 25, 2005* to December 31, 2005
Net Investment Income	$76,053	$95,103	$75,846	$39,892	$6,203
Net Realized and Unrealized Gain (Loss)	(8,813)	(245,610)	(59,626)	1,662	241
Net Increase (Decrease) in Net Assets Resulting from Operations	67,240	(150,507)	16,219	41,555	6,444
Dividends Per Share	0.80	1.72	1.69	1.15	0.20
Net Asset Value Per Common Share at Period End	9.55	9.23	13.78	14.93	14.95
Market Price Per Common Share at Period End(1)	8.52	9.86	15.28	—	—
Net Asset Value at Period End	539,563	510,296	728,192	561,800	528,705
Total Assets at Period End	879,526	966,192	1,121,942	766,259	542,226
Total Investment Portfolio at Period End(2)	852,549	942,631	1,103,349	757,331	539,409
Total Return(3)	(5.9)%	(23.9)%	3.4%	7.8%	1.0%
Yield on Long-Term Investments at Period End(4)	11.2%	11.0%	12.4%	12.5%	10.7%

*	Inception of operations.
(1)	The Company’s common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.
(2)	Including cash and cash equivalents.
(3)	For the years ended December 31, 2009 and 2008, total return is based on the change in market price during the respective years. For the periods ended prior to December 31, 2008, total return is based on the change in net asset value per common share during the respective periods. The total return for the period June 26, 2007 through December 31, 2007, based on the change in market price per common share during such period, was 1.2%. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions. Total return is not annualized.
(4)	Yield on long-term investments at period end represents the weighted average yield on the debt and income producing equity securities in the Company’s portfolio at their current cost basis. Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and commitment fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash and cash equivalents.

BlackRock Kelso Capital Advisors

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 12 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar and several senior executives of BlackRock, Inc. (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The investment committee is responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the Advisor’s investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998.

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At December 31, 2009, BlackRock’s assets under management was $3.346 trillion.

The Kelso Principals have an average tenure of at least eighteen years at Kelso. Kelso is a leading private equity firm and since 1980 has raised over $10 billion of committed private equity capital, investing primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization does not participate in the activities of the Advisor or advise us.

Administration

BlackRock, through its subsidiary, BlackRock Financial Management, Inc. (the “Administrator”), serves as our administrator and leases office space to us and provides us with equipment and office services. BlackRock oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the United States Securities and Exchange Commission, or the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market opportunity

We believe there are abundant opportunities for investments in middle-market companies with attractive risk-adjusted returns for several reasons, including:

Recent disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment. Recent credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe we are able to structure investments with lower leverage, better terms, higher yields, and longer duration than was typical before the recent market correction.

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult, as commercial and investment banks are capital-constrained.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their equity investments with senior and junior debt securities and loans and equity co-investments from other sources, such as us.

Middle-market companies are increasingly seeking private sources for debt and equity capital. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Competitive advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies. Since inception, we have invested in excess of $1.8 billion across more than 105 portfolio companies with more than 65 financial sponsors and have a portfolio yield of approximately 11.2% at December 31, 2009. In 2009, we invested approximately $47 million of gross assets in existing portfolio companies.

Proven transaction sourcing strategy. Since the Advisor’s inception of operations, it has sourced and reviewed more than 1,500 potential investments and has a proven process through which it has invested in excess of $1.8 billion on our behalf through December 31, 2009. The Advisor identifies potential investments through its dynamic transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom its investment professionals and investment committee members have relationships. In addition to its investment professionals, senior members of the Advisor’s investment committee have relationships with a large and diverse group of financial intermediaries. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Access to BlackRock and Kelso Principals’ broad investing capabilities. Our Advisor’s relationship with BlackRock and the Kelso Principals provides access to extensive expertise across asset classes. The Advisor’s investment committee and its team of dedicated investment professionals have had extensive experience in fixed-income, public equity and private equity investing.

Highly experienced investment committee. Our investment activities are carried out by BlackRock Kelso Capital Advisors and led by James R. Maher and Michael B. Lazar with guidance from the Advisor’s investment committee. The investment committee is comprised of senior members of BlackRock and the Kelso Principals, including BlackRock’s Chief Executive Officer and two other members of its Operating Committee. These investment committee members are supported by a team of seasoned investment professionals of the Advisor who possess a broad range of transaction, financial, managerial and investment skills.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock. BlackRock serves as our administrator and provides us with office space, equipment and office services. Our relationship with BlackRock grants us access to BlackRock’s fund administration platform, which we believe provides higher quality service and lower cost than traditionally available in the industry.

Leverage

We maintain a multi-currency $545 million senior secured credit facility with a group of lenders, under which we had approximately $296 million of indebtedness outstanding at December 31, 2009. Availability under the facility, which we refer to as our Credit Facility, consists of $400 million in revolving loan commitments and $145 million in term loan commitments. The term loan commitments have been fully drawn and may not be reborrowed once repaid. The Credit Facility allows us to increase its size to $1.395 billion subject to certain conditions. The Credit Facility has a stated maturity date of December 6, 2010 and the interest rate applicable to borrowings thereunder is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. See “Risks—Risks related to our business.”

Risks

Investment in our securities involves a number of significant risks relating to our business and our investment objective that you should consider before investing in our securities.

A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

We borrow funds to make investments. As a result, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. Under the 1940 Act, we may not borrow money unless we maintain asset coverage for indebtedness and preferred stock of at least 200%, which may affect returns to stockholders.

Our Advisor and its affiliates, officers and employees may have certain conflicts of interest. The Advisor, its officers and employees and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

The potential for the Advisor to earn an incentive fee from time to time under the investment management agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. Substantially all of our portfolio of investments is illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations.

The capital markets have recently been in a period of disruption and instability. This may affect the ability of a portfolio company to repay its borrowings or to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to loss of investment returns and/or financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

To maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We may not be able to pay dividends and failure to qualify as a RIC for tax purposes could have a material adverse effect on the income available for debt service and distributions to our stockholders, which may have a material adverse effect on our total return to common stockholders, if any.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

The market value of our securities may be volatile due to market factors that may be beyond our control.

Company information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)

Total Common Stockholder Expenses (as a percentage of offering price)		%(3)

Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(4)
Management Fees	3.25	%(5)
Incentive Fees Payable Under the Investment Management Agreement	3.12	%(6)
Interest Payments on Borrowed Funds	1.32	%(7)
Other Expenses	1.19	%(8)

Total Annual Expenses	8.88	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of our dividend reinvestment plan are included in “Other Expenses.”
(4)	“Net Assets Attributable to Common Shares” equals our net assets at December 31, 2009.
(5)	Our management fee is 2.0% of our total assets, payable quarterly in arrears based on our total assets at the beginning of the quarter. See “The Advisor—Investment management agreement.”
(6)	These Incentive Fees are based on actual amounts incurred during the year ended December 31, 2009. However, the Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee incurred during the year ended December 31, 2009. For more detailed information about the Incentive Fee, please see the section of this prospectus captioned “The Advisor—Investment management agreement” and Note 3 to our financial statements included elsewhere in this prospectus.
(7)	“Interest Payments on Borrowed Funds” represents interest and credit facility fees incurred and amortization of debt issuance costs during the year ended December 31, 2009. Commencing December 6, 2006, we maintained a $225 million senior secured credit facility (the “Credit Facility”). During 2007, we amended and restated the Credit Facility to increase commitments thereunder to $545 million until December 6, 2010, the termination date of the Credit Facility. Our average outstanding balance under the Credit Facility during the year ended December 31, 2009 was approximately $397 million. The Credit Facility allows us to increase commitments up to $1.395 billion and we may increase that amount further. As a result, our interest payments on borrowed funds as a percentage of net assets attributable to common shares may increase.
(8)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the investment management agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual other expenses (including excise tax expense of $1,012,791) for the year ended December 31, 2009.

(9)	“Total Annual Expenses” as a percentage of net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total Annual Expenses” percentage were calculated instead as a percentage of total assets, our “Total Annual Expenses” would be 5.44% of total assets. For a presentation and calculation of total annual expenses based on total assets, see page 37 of this base prospectus.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 4.25% sales load (underwriting discounts and commissions) and offering expenses totaling 0.20%, (2) total net annual expenses of 5.76% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (3) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$99	$208	$314	$574

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee under the investment management agreement would not be earned or payable and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The Statement of Operations Data, Per Share Data and Balance Sheet Data for each of the four years in the period ended December 31, 2009 and for the period July 25, 2005 (inception of operations) to December 31, 2005 are derived from our financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” included elsewhere in this prospectus.

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
	(Dollars in thousands, except per share data)
Statement of Operations Data:
Total Investment Income	$124,884	$143,196	$127,776	$53,892	$10,005
Net Expenses (including taxes):
Before Base Management Fee Waiver	48,831	48,093	53,987	18,314	6,137
After Base Management Fee Waiver(1)	48,831	48,093	51,930	14,000	3,802
Net Investment Income	76,053	95,103	75,846	39,892	6,203
Net Realized and Unrealized Gain (Loss)	(8,813)	(245,610)	(59,626)	1,662	241
Net Increase (Decrease) in Net Assets Resulting from Operations	67,240	(150,507)	16,219	41,555	6,444
Per Share Data:
Net Asset Value Per Common Share at Period End	$9.55	$9.23	$13.78	$14.93	$14.95
Market Price at Period End(2)	8.52	9.86	15.28	—	—
Net Investment Income	1.36	1.76	1.66	1.09	0.17
Net Realized and Unrealized Gain (Loss)	(0.16)	(4.54)	(1.31)	0.04	0.01
Net Increase (Decrease) in Net Assets Resulting from Operations	1.20	(2.78)	0.35	1.13	0.18
Dividends Declared	0.80	1.72	1.69	1.15	0.20
Balance Sheet Data at Period End:
Total Assets	$879,526	$966,192	$1,121,942	$766,259	$542,226
Borrowings Outstanding	296,000	426,000	381,300	164,000	—
Total Net Assets	539,563	510,296	728,192	561,800	528,705
Other Data:
Total Return(3)	(5.9)%	(23.9)%	3.4%	7.8%	1.0%
Number of Portfolio Companies at Period End	57	63	60	49	26
Value of Long-Term Investments at Period End	$846,742	$926,845	$1,098,261	$754,168	$136,913
Yield on Long-Term Investments at Period End(4)	11.2%	11.0%	12.4%	12.5%	10.7%

*	Inception of operations.
(1)	The base management fee waiver commenced on July 25, 2005 and terminated on June 30, 2007.
(2)	Our common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.

(3)	For the years ended December 31, 2009 and 2008, total return is based on the change in market price during the respective years. For the periods prior to December 31, 2008, total return is based on the change in net asset value per common share during the respective periods. The total return for the period June 26, 2007 through December 31, 2007 based on the change in market price per common share during such period was 1.2%. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan and do not reflect brokerage commissions. Total return is not annualized.
(4)	Yield on long-term investments at period end represents the weighted average yield on the debt and income producing equity securities in our portfolio at their current cost basis. Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and commitment fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash and cash equivalents.

Selected quarterly data (unaudited)

Quarter Ended	Total Investment Income	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations	Basic and Diluted Earnings (Loss) per Common Share	Net Asset Value per Common Share at End of Quarter
	(Dollars in thousands, except per share data)
December 31, 2009	$30,274	$4,985	$11,355	$16,339	$0.29	$9.55
September 30, 2009	29,359	21,782	9,364	31,146	0.55	9.59
June 30, 2009	33,440	25,535	(1,714)	23,822	0.43	9.24
March 31, 2009	31,811	23,751	(27,818)	(4,067)	(0.07)	9.04

December 31, 2008	$35,181	$23,043	$(127,143)	$(104,099)	$(1.88)	$9.23
September 30, 2008	37,446	25,582	(44,375)	(18,793)	(0.34)	11.52
June 30, 2008	34,874	23,264	(11,404)	11,859	0.22	12.31
March 31, 2008	35,695	23,214	(62,688)	(39,474)	(0.75)	12.60

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the accompanying prospectus supplement, if any, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, warrants or subscription rights may decline, and you may lose all or part of your investment.

Risks related to our business

Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which have had, and may in the future have, a negative impact on our business and operations.

The U.S. capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At a special meeting of stockholders held on February 8, 2010, subject to certain determinations required to be made by our Board of Directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Given the recent extreme volatility and dislocation in the capital markets, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. Recent significant changes in the capital markets affecting our ability to raise capital have affected the pace of our investment activity. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio has reduced our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

In addition to regulatory restrictions that restrict our ability to raise capital, our Credit Facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The agreement governing our Credit Facility requires us to comply with certain financial and operational covenants. These covenants include:

•	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	restrictions on our ability to incur liens; and

•	maintenance of a minimum level of stockholders’ equity.

As of December 31, 2009, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our Credit Facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.

If we are unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of the Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of the Advisor’s investment process and, in conjunction with the Administrator, its ability to provide competent, attentive and efficient services to us. Many of the members of the Advisor’s investment committee have substantial responsibilities to other clients in addition to their activities on our behalf. The investment professionals dedicated primarily to us may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

Entrants in our industry compete on several factors, including price, flexibility in transaction structuring, service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We are dependent upon senior management personnel of our investment advisor for our future success, and if our investment advisor is unable to hire and retain qualified personnel or if our investment advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of the Advisor, particularly its Chairman and Chief Executive Officer, James R. Maher, and its Chief Operating Officer, Michael B. Lazar, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees of the Advisor have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Advisor’s senior management team. The departure of any of the members of our Advisor’s senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that BlackRock Kelso Capital Advisors will remain our investment advisor, that BlackRock Financial Management, Inc. will remain our administrator or that we will continue to have access to BlackRock’s investment professionals or the Kelso Principals.

There is a risk that we may not make distributions and consequently will be subject to corporate-level income tax.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our existing and any future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC, and we would be subject to corporate-level federal income tax. See “Material U.S. Federal Tax Matters.” We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rates payable on the debt investments we make, the default rate on such investments, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles, or GAAP, and tax regulations, we include in income certain amounts that we have not yet received in cash, such as payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: origination, structuring, closing, commitment and other upfront fees, end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such PIK interest was received, which is often in advance of receiving cash payment. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments are generally valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants are allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because such original issue discount income would not be accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for favorable tax treatment as a RIC and, thus, could become subject to a corporate-level income tax on all of our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for favorable tax treatment as a RIC or, even if such distribution requirements are satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax. See “Material U.S. Federal Tax Matters.”

Our Credit Facility matures in December 2010 and any inability to renew, extend or replace our Credit Facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

We maintain a multi-currency $545 million senior secured credit facility with a group of lenders, under which we had approximately $296 million of indebtedness outstanding at December 31, 2009. Availability under our Credit Facility consists of $400 million in revolving loan commitments and $145 million in term loan commitments. The interest rate applicable to borrowings under our Credit Facility is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The Credit Facility has a stated maturity date of December 6, 2010. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Credit Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

If we incur additional debt, it could increase the risk of investing in our shares.

We have indebtedness outstanding pursuant to our Credit Facility and expect, in the future, to borrow additional amounts under our Credit Facility and may increase the size of our Credit Facility. Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders, and we have granted a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our shares. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of borrowing at December 31, 2009, which represented borrowings equal to 34% of our total assets. On such date, we also had $880 million in total assets; an average cost of funds of 1.49%; $296 million in debt outstanding; and $540 million of total net assets. In order to compute the “Corresponding Return to Common

Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by the total value of our assets at December 31, 2009 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 1.49% by the $296 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at December 31, 2009 to determine the “Corresponding Return to Common Stockholders.” Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-17.1%	-9.0%	-0.8%	7.3%	15.5%

The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue debt securities or preferred stock to leverage our capital structure. As a result:

•

our common shares are exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common shares will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	such securities are governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Because we are required to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will continue to need additional capital to finance our growth.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, if at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our common stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions.

Our investment advisor and its affiliates, officers and employees have certain conflicts of interest.

The Advisor, its officers and employees and its investment committee serve or may serve as officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or an investment manager affiliated with the Adviser. In any such case, if our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures.

We may not replicate the success of BlackRock or Kelso.

We are not managed by either BlackRock or Kelso. Our investment strategies differ from those of BlackRock, the Kelso Principals or their respective affiliates. We can provide no assurance that we will replicate the historical or future performance of BlackRock’s or Kelso’s investments and our investment returns may be substantially lower than the returns achieved by those firms. As a BDC, we are subject to certain investment restrictions that do not apply to BlackRock or Kelso. In addition, current market conditions and the current stage of the economic cycle present significant challenges to us that have not been present in the past. Accordingly, we can offer no assurance that the Advisor will be able to continue to implement our investment objective with the same degree of success as it has in the past or that shares of our common stock will trade at or above the current level.

The Incentive Fee payable to our investment advisor may increase risks.

The potential for the Advisor to earn an Incentive Fee from time to time under the management agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. The way in which the amount of the Incentive Fee is determined, which is calculated as a percentage of distributions on our common shares, may encourage the Advisor to use leverage in an effort to increase the return on our investments. If the Advisor acquires poorly performing assets with such leverage, the loss to holders of our common shares could be substantial. Finally, because a portion of the Incentive Fee is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether we have received a cash payment of such interest or dividends, the Advisor might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the Incentive Fee even when the issuers thereof would not be able to make cash payments on such securities. The foregoing risks could be increased because the Advisor is not obligated to reimburse us for any Incentive Fee received even if we subsequently incur losses or never receive in cash income that was previously accrued.

Substantially all of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments.

There is not a readily available market value for substantially all of the investments in our portfolio. We value these investments quarterly at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Our Board of Directors utilizes the services of one or more independent valuation firms to aid it in determining the fair value of these investments. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts we realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of our investments that have no readily available market values may differ from the impact of such changes on the readily available market values for our other investments. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Our investment advisor and its management have limited experience operating under the constraints imposed on us as a BDC or a RIC.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. These constraints, among others, may hinder the Advisor’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. The Advisor’s experience operating under these constraints is limited to the period since our inception.

Risks related to our investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

Risks Associated with Middle-market Companies. Investment in private middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Little public information exists about these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

Lower Credit Quality Obligations. Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks:

•	increased price sensitivity to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•

if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on our net asset value and the market value of our common shares. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal of or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on our ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, we could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Since investors generally perceive that there are greater risks associated with lower grade debt of the type in which we may invest a portion of our assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

Distressed Debt Securities Risk. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

Preferred Stock Risk. To the extent we invest in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although we have not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Common Stock Risk. We may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns. The equity securities that we acquire may fail to appreciate and may decline in value or become worthless.

Hedging Transactions. We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

The economy has recently been in the midst of a recession and in the difficult part of a credit cycle with growing industry defaults. Many of our portfolio companies may be materially and adversely affected by the credit cycle and, in turn, may be unable to satisfy their financial obligations (including their loans to us) over the coming months.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods if we are required to write down the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Concentration of our assets in an issuer, industry or sector may present more risks than if we were more broadly diversified over numerous issuers, industries and sectors of the economy.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. We cannot predict the industries or sectors in which our investment strategy may cause us to concentrate and cannot predict the level of our diversification among issuers to ensure that we satisfy diversification requirements for qualification as a RIC for U.S. federal income tax purposes. A downturn in an industry or sector in which we are concentrated would have a larger impact on us than on a company that does not concentrate in an industry or sector. As a result of investing a greater portion of our assets in the securities of a smaller number of issuers, we are classified as a non-diversified company under the 1940 Act. Accordingly, an investment in us may present greater risk than an investment in a diversified company. Furthermore, the Advisor has not made and does not intend to make any determination as to the allocation of assets among different classes of securities. At any point in time we may be highly concentrated in a single type of asset, such as junior unsecured loans or distressed debt. Consequently, events which affect a particular asset class disproportionately could have an equally disproportionate effect on us.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or any subsequent financing; or (iii) attempt to preserve or enhance the value of our investments. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to maintain or increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or the desire to maintain our RIC status.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks related to our operations as a BDC

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from knowingly participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

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Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in the best interests of our common stockholders.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. At a special meeting of stockholders held on February 8, 2010, subject to certain Board of Director determinations, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. See “Determination of Net Asset Value—Determinations in connection with offerings.” In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities. We may also make rights offerings to our stockholders. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of our common stock, excluding underwriting commissions, unless we first file a post-effective amendment to our shelf registration statement that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Stockholders may incur dilution if we sell or otherwise issue shares of our common stock at prices below the then current net asset value per share of our common stock.

At a special meeting of stockholders held on February 8, 2010, our stockholders approved a proposal designed to allow us to access the capital markets in a way that we were previously unable to as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act. Specifically, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock during the twelve-month period following such approval. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings would be subject to the determination by our Board of Directors that such issuance and sale is in our and our stockholders’ best interests.

We maintain a dividend reinvestment plan for our common stockholders, which we refer to as the Plan. Under the terms of an amendment to the Plan adopted on March 4, 2009, dividends may be paid in newly issued or treasury shares of our common stock at a price equal to 95% of the market price on the dividend payment date. This feature of the Plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share.

Subject to certain conditions, for taxable years ending on or before December 31, 2011, we are permitted to make distributions to our stockholders in the form of shares of our common stock in lieu of cash distributions. We may elect to make such a distribution of our common stock at a time when the market price of our common stock is below net asset value per share, which would result in issuance of shares of our common stock at a price below net asset value per share.

Any sale or other issuance of shares of our common stock at a price below net asset value per share would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale or other issuance of common stock at prices below the net asset value of such shares.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price equal to 95% of its NAV per share and therefore below NAV.

	Prior to Sale	Following Sale		Percentage
	Below NAV	Below NAV		Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Loss of status as a RIC would reduce our net asset value and distributable income.

We currently qualify as a RIC under the Code and intend to continue to qualify each year as a RIC. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See “Material U.S. Federal Tax Matters.”

If we fail to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

To maintain our qualification as a RIC under the Code and allow us to distribute our income without tax at the corporate level, we must meet certain income source, asset diversification and annual distribution requirements. Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain asset coverage tests are met. If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Risks related to issuance of our preferred stock

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Risks relating to an investment in our common stock

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. During much of 2009, the stocks of

BDCs as an industry, including at times shares of our common stock, traded below net asset value and at historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors.

The price of our common stock may fluctuate significantly.

As with any company, the price of our common stock will fluctuate with market conditions and other factors. The capital and credit markets have experienced a period of extreme volatility and disruption that began in 2007. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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volatility in the market price and trading volume of common stocks of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from the Advisor;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Our principal stockholders have substantial ownership in us, and this control could limit your ability to influence the outcome of key transactions, including a change of control.

As a result of their substantial ownership in us, our principal stockholders may be able to exert influence over our management and policies. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our company, depriving our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company, and ultimately affecting the market price of our common stock.

We may in the future choose to pay dividends in our own stock, in which case our shareholders may be required to pay tax in excess of the cash they receive, and which may adversely affect the market price of our common stock.

We may distribute taxable dividends that are payable in part in our stock. Under IRS Revenue Procedure 2010-12, which extended and modified Revenue Procedure 2009-15, up to 90% of any such taxable dividend for 2009, 2010, and 2011 could be payable in our stock. The IRS has also issued (and where Revenue Procedure 2009-15 or 2010-12 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedures 2009-15 and 2010-12) if certain requirements are satisfied. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of its current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g., broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. Additionally, if we elect to make a distribution using shares of our common stock and/or if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, there may be downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock (whether pursuant to Revenue Procedure 2009-15 or 2010-12, a private letter ruling or otherwise).

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our amended and restated bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of common stock for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of common stock should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously identified elsewhere in this prospectus, including the “Risk” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and repaying indebtedness. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, subordinated loans and equity securities. Pending our investments in new or existing portfolio companies, we plan to invest a portion of the net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and may use such funds for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We have paid and intend to continue to make distributions on a quarterly basis to our stockholders. The amount of our quarterly distributions, if any, will be determined by our Board of Directors. We intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Tax Matters.”

The following table summarizes our dividends declared since our inception of operations (July 25, 2005):

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007
$0.42	September 14, 2007	September 28, 2007
$0.43	December 14, 2007	December 31, 2007
$0.43	March 17, 2008	March 31, 2008
$0.43	June 16, 2008	June 30, 2008
$0.43	September 15, 2008	September 30, 2008
$0.43	December 15, 2008	December 31, 2008
$0.16	March 20, 2009	April 3, 2009
$0.16	June 19, 2009	July 2, 2009
$0.16	September 18, 2009	October 2, 2009
$0.32	December 21, 2009	January 4, 2010
$0.32	March 22, 2010	April 5, 2010

Tax characteristics of all dividends are reported to stockholders on Form 1099 after the end of the calendar year.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. Also, we may be limited in our ability to make dividends and distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. See “Regulation.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the Plan so as to receive cash dividends.

Under the terms of an amendment to our Plan adopted on March 4, 2009, dividends may be paid in newly issued or treasury shares of our common stock at a price equal to 95% of the market price on the dividend payment date. This feature of the Plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution. With respect to our dividends and distributions paid to stockholders during the year ended December 31, 2009, reinvestment at such prices resulted in dilution of our net asset value of approximately $0.13 per share. See “Dividend Reinvestment Plan.”

With respect to the dividends paid to stockholders, income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly distributed to stockholders. Such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

We were incorporated in Delaware on April 13, 2005 and were initially funded on July 25, 2005. Our investment objective is to provide a combination of current income and capital appreciation. We intend to invest primarily in debt and equity securities of private and certain public U.S. middle-market companies.

We are externally managed and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

On July 25, 2005, we completed a private placement of 35,366,589 shares of our common stock at a price of $15.00 per share that raised approximately $529 million in net proceeds. On July 2, 2007, we completed an initial public offering of 10,000,000 shares of our common stock at a price of $16.00 per share that raised approximately $150 million in net proceeds.

Business environment

The current economic conditions generally and the disruptions in the capital markets in particular have decreased liquidity and increased our cost of raising capital, where available. The longer these conditions persist, the greater the probability that these factors could increase our cost and significantly limit our access to debt and equity capital and thus have an adverse effect on our operations and financial results. Many of the companies in which we have made or will make investments may also be susceptible to the adverse economic environment which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The recession could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio. Therefore, the number of our non-performing assets may increase and the value of our portfolio may decrease during these periods. The economic downturn has affected the availability of credit generally and may prevent us from replacing or renewing our credit facility on reasonable terms, if at all.

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our credit facility that further constrain our ability to access the capital markets. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage such as borrowings under our credit facility. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have a 200% asset coverage ratio, meaning generally that for every dollar of debt, we must have two dollars of assets.

Recent market conditions have also affected the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. Our common stock has traded above and below our net asset value per share. When our stock is trading below net asset value, our ability to issue equity is constrained by provisions of the 1940 Act which generally prohibit us from the issuance and sale of our common stock below net asset value per share without stockholder approval. At a special meeting of stockholders held on February 8, 2010, our stockholders provided such approval, subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

The economic downturn may also continue to decrease the value of collateral securing some of our loans, as well as the value of our investments, which may impact our ability to borrow under our credit facility. Additionally, our credit facility contains covenants regarding the maintenance of certain minimum asset coverage and net worth requirements which are affected by decreases in the value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, could result in the acceleration of our repayment obligations under the credit facility.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies and companies whose securities are not listed on a national securities exchange, as well as certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

Revenues

We generate revenues primarily in the form of interest on the debt we hold, dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire in portfolio companies. Our investments in fixed income instruments generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of cash interest or dividends or pay interest or dividends in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, an incentive management fee, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive management fee compensate the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our management agreement with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	dividends and distributions on our preferred shares, if any, and common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

Through June 30, 2007, the Advisor agreed to waive certain portions of the base management fee the Advisor would otherwise have been entitled to receive from us. All of the fee waivers terminated on that date.

Additionally, the management agreement provides that the Advisor or its affiliates may be entitled to an Incentive Fee under certain circumstances. The determination of the Incentive Fee will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock. The determination of the Incentive Fee is subject to any applicable limitations under the 1940 Act and the Advisers Act.

We expect our general and administrative operating expenses related to our ongoing operations to remain relatively stable or decline slightly as a percentage of our assets in future periods. Incentive fees, interest expense and costs relating to future offerings of securities would be additive.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the chart on page 7 rather than as a percentage of total assets. Total assets includes assets that have been funded with borrowed monies (leverage). For reference, the chart below illustrates our “Total annual expenses” as a percentage of total assets:

Estimated Annual Expenses (as a Percentage of Total Assets)
Management Fees	2.00	%(1)
Incentive Fees Payable under the Investment Management Agreement	1.91	%(2)
Interest Payments on Borrowed Funds	0.80	%(3)
Other Expenses	0.73	%(4)

Total Annual Expenses	5.44%

(1)	Our management fee is 2.0% of our total assets, payable quarterly in arrears based on our total assets at the beginning of the quarter. See “The Advisor—Investment management agreement.”
(2)	These Incentive Fees are based on actual amounts incurred during the year ended December 31, 2009. However, the Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee earned during the year ended December 31, 2009. For more detailed information about the Incentive Fee, please see the section of this prospectus captioned “The Advisor—Investment management agreement” and Note 3 to our financial statements included elsewhere in this prospectus.
(3)	“Interest Payments on Borrowed Funds” represents interest and credit facility fees incurred and amortization of debt issuance costs during the year ended December 31, 2009. Commencing December 6, 2006, we maintained a $225 million senior secured revolving credit facility (the “Credit Facility”). During 2007, we amended and restated the Credit Facility to increase commitments thereunder to $545 million until December 6, 2010, the termination date of the Credit Facility. Our average outstanding balance under the Credit Facility during the year ended December 31, 2009 was approximately $397 million. The Credit Facility allows us to increase commitments up to $1.395 billion and we may increase that amount further. As a result, our interest payments on borrowed funds as a percentage of net assets attributable to common shares may increase.
(4)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the investment management agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual other expenses for the year ended December 31, 2009.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements. See Note 2 to the financial statements for a description of recently issued accounting pronouncements.

Valuation of portfolio investments

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. We generally obtain market quotations from an independent pricing service or one or more broker-dealers or market makers and utilize the average of the range of bid and ask quotations when determining fair value. However, debt investments with remaining maturities within 60 days are valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for substantially all of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

•

the investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

•	the audit committee of our Board of Directors reviews the preliminary valuations of the independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is valued at cost, which approximates fair value. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

Effective January 1, 2008, the Company adopted changes issued by the Financial Accounting Standards Board (“FASB”) to Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. The adoption of these changes did not have a material impact on the Company’s financial statements. ASC 820-10 defines fair value as the price that a company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

ASC 820-10 establishes a hierarchy that classifies these inputs into the three broad levels listed below:

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2—Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our Board of Directors that is described above and is consistent with ASC 820-10. Consistent with this valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

Revenue recognition

We record interest income, adjusted for amortization of premium and accretion of discount, and dividend income on an accrual basis to the extent that we expect to collect such amounts. For loans and securities with PIK income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, we may not accrue PIK income if the portfolio company valuation indicates that the PIK income is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, we record any prepayment fees and unamortized loan origination, structuring, closing, commitment and other upfront fees as interest income.

With respect to the dividends paid to stockholders, income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income when received and, accordingly, distributed to stockholders. For financial reporting purposes, such fees are recorded as unearned income and accreted/amortized over the life of the respective investment. For the years ended December 31, 2009, 2008 and 2007, these fees totaled zero, $2,571,938 and $6,507,209, respectively. We anticipate earning additional upfront fees in the future and such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment fees. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Federal income taxes

We have elected to be taxed as a RIC under Subchapter M of the Code and currently qualify, and intend to continue to qualify each year, as a RIC under the Code. In order to qualify as a RIC, we are required to distribute annually at least 90% of investment company taxable income, as defined by the Code, to our stockholders. To avoid federal excise taxes, we must distribute annually at least 98% of our income from the current year (both ordinary income and net capital gains) and any undistributed ordinary income and net capital gains from the preceding years. We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to our stockholders. We will accrue excise tax on estimated excess taxable income as required. For the years ended December 31, 2009, 2008 and 2007, we recorded a provision for federal excise taxes of $1,012,791, $436,733 and $24,035, respectively.

Portfolio and investment activity

During the year ended December 31, 2009, we invested approximately $46.8 million across existing portfolio companies. The new investments consisted primarily of senior loans secured by first liens ($9.3 million, or 20% of the total) or second liens ($8.4 million, or 18%), unsecured or subordinated debt securities ($25.8 million, or 55%), senior secured notes ($0.6 million, or 1%) and equity securities ($2.7 million, or 6%). Additionally, we received proceeds from sales/repayments of investment principal of approximately $128.2 million during the year ended December 31, 2009.

At December 31, 2009, our net portfolio of $853 million (at fair value) consisted of 57 portfolio companies and was invested 59% in senior secured loans, 30% in unsecured or subordinated debt securities, 6% in senior secured notes, 5% in equity investments and less than 1% in cash and cash equivalents. Our average portfolio company investment at amortized cost was approximately $18.5 million. Our largest portfolio company investment by value was approximately $56.1 million and our five largest portfolio company investments by value comprised approximately 26% of our portfolio at December 31, 2009. At December 31, 2008, our net portfolio of $943 million (at fair value) consisted of 63 portfolio companies and was invested 61% in senior secured loans, 28% in unsecured or subordinated debt securities, 6% in senior secured notes, 3% in equity investments and 2% in cash and cash equivalents. Our average portfolio company investment at amortized cost was approximately $19.6 million at December 31, 2008. Our largest portfolio company investment by value was approximately $41.4 million and our five largest portfolio company investments by value comprised approximately 19% of our portfolio at December 31, 2008.

The weighted average yield of the debt and income producing equity securities in our portfolio at their current cost basis was 11.2% at December 31, 2009 and 11.0% at December 31, 2008. The weighted average yields on our senior secured loans and other debt securities at their current cost basis were 9.4% and 14.2%, respectively, at December 31, 2009, versus 10.2% and 12.2%, respectively, at December 31, 2008. Yields are computed using interest rates and dividend yields as of the balance sheet date and include amortization of loan origination and commitment fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash and cash equivalents.

At December 31, 2009, 41% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 59% bore interest at fixed rates. The percentage of our total debt investments that bore floating rate interest based on an interest rate floor was 5% at December 31, 2009. At December 31, 2008, 47% of our debt investments bore interest based on floating rates and 53% bore interest at fixed rates. The percentage of our total debt investments that bore floating rate interest based on an interest rate floor was 8% at December 31, 2008.

Results of operations

Results comparisons are for the years ended December 31, 2009, 2008 and 2007.

Investment income

Investment income totaled $124,884,057, $143,195,713 and $127,776,128, respectively, for the years ended December 31, 2009, 2008 and 2007, of which $68,096,154, $86,676,943 and $88,316,906 were attributable to interest and fees on senior secured loans, $54,112,822, $52,957,970 and $36,638,953 to interest earned on other debt securities, $2,590,001, $3,022,861 and $2,132,403 to dividends from preferred equity securities, $11,509, $321,162 and $332,171 to interest earned on short-term investments and cash equivalents, and $73,571, $216,777 and $355,695 to other income, respectively. The decrease in investment income compared to the prior year primarily reflects a reduction in the size of our portfolio due to sales and repayments, as wells as the impact of lower levels of LIBOR on interest income from our floating rate debt investments, which generally bear interest based on LIBOR. Total investments at their current cost and borrowings were $1,054,820,003 and $296,000,000 at December 31, 2009, compared to $1,235,831,711 and $426,000,000 at December 31, 2008 and $1,155,374,740 and $381,300,000 at December 31, 2007, respectively. Three-month LIBOR averaged 0.69% during the year ended December 31, 2009, compared to 2.93% and 5.30% during the years ended December 31, 2008 and 2007, respectively.

Expenses

Net expenses including taxes for the years ended December 31, 2009, 2008 and 2007 were $48,831,287, $48,092,724 and $51,930,356, respectively, which consisted of $18,498,189, $22,716,602 and $17,095,983 in base management fees (net of base management fee waivers of $2,056,906 for 2007), $16,818,602, zero and $9,412,097 in incentive management fees owed to the Advisor, $6,416,888, $18,667,097 and $20,272,906 in interest expense and fees related to the Credit Facility, $1,466,563, $1,027,135 and $876,429 in Advisor expenses, $1,126,665, $1,775,146 and $1,249,491 in professional fees, $807,837, $1,037,712 and $1,144,394 in administrative services, $683,552, $654,460 and $387,706 in amortization of debt issuance costs, $569,201, $535,420 and $341,016 in insurance expenses, $360,095, $286,834 and $399,385 in director fees and $1,070,904, $955,585 and $726,914 in other expenses, respectively. Excise tax expense was $1,012,791, $436,733 and $24,035 for the years ended December 31, 2009, 2008 and 2007, respectively. Incentive management fees were incurred for the first time since 2007, due to continued strong investment earnings, without the substantial net capital depreciation that had occurred in the prior years. The decrease in interest expense and fees related to the credit facility is mainly a result of reduced borrowing levels and lower prevailing levels of LIBOR. The decrease in base management fees reflects a decline in the quarterly portfolio values on which the fees are paid (in arrears). Other general and administrative expenses were generally lower due to the reduced level of new investment originations. Excise taxes increased in 2009 due to our conservative approach to dividends during the first three quarters of 2009 in response to the dislocations in the financial markets. In 2010, we expect to pay out as dividends to stockholders taxable income carried forward from 2009 of approximately $26 million, or $0.46 per share.

Net investment income

Net investment income was $76,052,770, $95,102,989 and $75,845,772 respectively, for the years ended December 31, 2009, 2008 and 2007. The 2007 amount would have been $73,788,866 without base management fee waivers.

Net realized gain or loss

Net realized loss of $(110,238,068) for the year ended December 31, 2009 was the result of $(106,531,541) in net losses realized from the disposition or restructuring of our investments and $(3,706,527) in net losses realized on foreign currency transactions. For the year ended December 31, 2008, net realized gain was $6,127,856 as a result of $258,257 in net gains realized from the disposition of investments and $5,869,599 in net gains realized on foreign currency transactions. For the year ended December 31, 2007 net realized loss was $(645,793) as a result of $1,623,116 in net gains realized from the disposition of investments offset by $(2,268,909) in net losses realized on foreign currency transactions.

Net unrealized appreciation or depreciation

For the years ended December 31, 2009, 2008 and 2007, the change in net unrealized appreciation or depreciation was a decrease (increase) in net unrealized depreciation of $101,425,021, $(251,738,227) and $(58,980,614), respectively. The decrease in net unrealized depreciation for the year ended December 31, 2009 was comprised of a decrease in net unrealized depreciation on investments of $100,908,828 and an increase in net unrealized appreciation on foreign currency translation of $516,193. The increase in net unrealized depreciation for the year ended December 31, 2008 was comprised of an increase in net unrealized depreciation on investments of $(251,872,831) and an increase in net unrealized appreciation on foreign currency translation of $134,604. The increase in net unrealized depreciation for the year ended December 31, 2007 was comprised of an increase in net unrealized depreciation on investments of $(59,000,295) and an increase in net unrealized appreciation on foreign currency translation of $19,681. The decrease in net unrealized depreciation on investments for the year ended December 31, 2009 includes $105,942,810 relating to reversals of prior years’ net unrealized depreciation as a result of investment restructurings and dispositions. The decrease in net unrealized depreciation during 2009 was primarily a result of the reversals described above and improved capital market conditions. The valuations of our investments were favorably impacted by market-wide decreases in interest yields, as well as increases in multiples used to estimate the fair value of some of our investments. Market-wide movements and trading multiples are not necessarily indicative of any fundamental change in the condition or prospects of our portfolio companies.

Net increase or decrease in net assets resulting from operations

The net increase or decrease in net assets resulting from operations was an increase of $67,239,723 for the year ended December 31, 2009 and a (decrease) increase of $(150,507,382) and $16,219,365 for the years ended December 31, 2008 and 2007, respectively. The increase during 2009 primarily reflects the decrease in net unrealized depreciation on investments.

Liquidity and capital resources

Since our inception, our liquidity and capital resources have been generated primarily through our initial private placement and initial public offering of common stock, our revolving credit facility, as well as cash flows from operations, including investments sales and prepayments and income earned from investments and cash equivalents. In the future, we may raise additional equity or debt capital through our shelf registration or may securitize a portion of our investments. The primary use of funds will be investments in portfolio companies, cash distributions to our stockholders, payments to service our debt and other general corporate purposes.

Net cash provided by operating activities during the year ended December 31, 2009 was $159,382,074. Our primary sources of cash from operating activities during 2009 consisted of a net increase in net assets from operations of $67,239,723 and sales of investments (net of purchases) of $81,466,739.

We used $169,363,563 for financing activities during the year ended December 31, 2009, consisting primarily of $37,128,672 of dividend distributions, $130,000,000 of net repayments under our Credit Facility and $2,234,891 of treasury stock purchases.

In July 2005, we completed a private placement of 35,366,589 shares of our common stock at a price of $15.00 per share that raised $529 million in net proceeds. On July 2, 2007, we completed an initial public offering of 10,000,000 shares of our common stock at a price of $16.00 per share that raised $150 million in net proceeds.

On December 28, 2007, we amended and restated our senior secured, multi-currency Credit Facility to provide us with $600,000,000 in total availability, consisting of $455,000,000 in revolving loan commitments and $145,000,000 in term loan commitments. Total availability and revolving loan commitments reverted to $545,000,000 and $400,000,000, respectively, on April 14, 2008. Subject to certain conditions, we have the ability in the future to seek additional commitments from new and existing lenders up to an aggregate amount not to exceed $1,000,000,000 with respect to revolving loans and $395,000,000 with respect to term loans. The interest rate applicable to borrowings under the Credit Facility is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The term loans have been fully drawn and mature on December 6, 2010, the termination date of the Credit Facility, and term loans, once repaid, may not be reborrowed. The Credit Facility is secured by substantially all of the assets in our portfolio, including cash and cash equivalents. At December 31, 2009, we had $296,000,000 drawn and outstanding under the Credit Facility, with $249,000,000 available to us, subject to compliance with customary affirmative and negative covenants, including the maintenance of a minimum stockholders’ equity, the maintenance of a ratio of not less than 200% of total assets (less total liabilities other than indebtedness) to total indebtedness, and restrictions on certain payments and issuance of debt. At December 31, 2009, we were in compliance with all financial and operational covenants required by the Credit Facility.

Our Credit Facility has a stated maturity date of December 6, 2010. We expect to be able to renew and extend the Credit Facility prior to that date, although we anticipate having to pay higher interest rates than we paid previously. If we are unable to renew, extend or replace the Credit Facility upon its maturity, we expect to have sufficient funds to repay the outstanding balance in full from our net investment income and sales of, and repayments of principal from, our portfolio company investments, as well as from anticipated debt and equity capital raises, among other sources. Our ability to consummate debt and equity capital raises will be constrained by economic conditions affecting the credit markets. Although we anticipate being able to repay the outstanding balance under the Credit Facility when due, there can be no assurance that we will be able to do so, which could lead to an event of default. See “Risks—Risks related to our business.”

On October 23, 2008, our Form N-2 shelf registration statement was declared effective by the SEC. The shelf registration permits us to offer, from time to time, up to $1 billion of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, and subscription rights. As a closed-end investment company regulated as a BDC under the 1940 Act, we are prohibited from selling shares of our common stock at a price below the current net asset value of the stock, or NAV, unless our stockholders approve such a sale and our Board of Directors makes certain determinations.

On February 8, 2010, subject to certain Board of Director determinations, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In any such case, the price at which our common stock would be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such common stock. Any sale of our common stock at a price below NAV would have a dilutive effect on our NAV.

At December 31, 2009, we had $5,807,901 in cash and cash equivalents.

Contractual obligations

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under our Credit Facility at December 31, 2009 is as follows:

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Credit Facility Payable(1)	$296	$296	$—	$—	$—

(1)	At December 31, 2009, $249 million remained unused under our Credit Facility.

We have entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Payments under the investment management agreement are equal to a percentage of the value of our gross assets and an incentive fee, plus reimbursement of certain expenses incurred by the Advisor. Under our administration agreement, the Administrator provides us with administrative services, facilities and personnel. Payments under the administration agreement are equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. Pursuant to various other agreements, subsidiaries of The PNC Financial Services Group, Inc. (“PNC”) provide custodian services, administrative and accounting services, transfer agency and compliance support services to us. Payments under such agreements are generally equal to a percentage of our average net assets plus reimbursement of reasonable expenses, and a base fee. Either party may terminate each of the investment management agreement, administration agreement and such other agreements without penalty upon not less than 60 days’ written notice to the other. See Note 3 to our financial statements for more information regarding these agreements.

Off-balance sheet financing

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments under such guarantees was $6,000,000 at December 31, 2009 with an expiration of December 2011. There were no guarantees outstanding at December 31, 2008. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company’s investments.

Dividends

Our quarterly dividends, if any, are determined by our Board of Directors. Dividends are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level. Dividends declared by the Company since July 25, 2005 (inception of operations) have been as follows:

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007
$0.42	September 14, 2007	September 28, 2007
$0.43	December 14, 2007	December 31, 2007
$0.43	March 17, 2008	March 31, 2008
$0.43	June 16, 2008	June 30, 2008
$0.43	September 15, 2008	September 30, 2008
$0.43	December 15, 2008	December 31, 2008
$0.16	March 20, 2009	April 3, 2009
$0.16	June 19, 2009	July 2, 2009
$0.16	September 18, 2009	October 2, 2009
$0.32	December 21, 2009	January 4, 2010
$0.32	March 22, 2010	April 5, 2010

Tax characteristics of all dividends are reported to stockholders on Form 1099 after the end of the calendar year.

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary income for the calendar year;

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31st; and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. With respect to our dividends and distributions paid to stockholders during the years ended December 31, 2009, 2008 and 2007, dividends reinvested pursuant to our dividend reinvestment plan totaled $9,083,849, $28,689,391 and $72,929,900, respectively.

Under the terms of an amendment to our dividend reinvestment plan adopted on March 4, 2009, dividends may be paid in newly issued or treasury shares of our common stock at a price equal to 95% of the market price on the dividend payment date. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution. With respect to our dividends and distributions paid to stockholders during the year ended December 31, 2009, reinvestment at such prices resulted in dilution of our net asset value of approximately $0.13 per share. See “Dividend Reinvestment Plan.”

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. Also, we may be limited in our ability to make dividends and distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to an excise tax.

With respect to dividends paid to stockholders, income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income when received and accordingly, distributed to stockholders. For financial reporting purposes, such fees are recorded as unearned income and accreted/amortized over the life of the respective investment. For the years ended December 31, 2009, 2008 and 2007, these fees totaled zero, $2,571,938 and $6,507,209, respectively. We anticipate earning additional upfront fees in the future and such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes.

Quantitative and qualitative disclosure about market risk

We are subject to financial market risks, including changes in interest rates. At December 31, 2009, 41% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. At December 31, 2009, the percentage of our total debt investments that bore floating rate interest based on an interest rate floor was 5%. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

To illustrate the potential impact of changes in interest rates, we have performed the following analysis based on our December 31, 2009 balance sheet and assuming no changes in our investment structure. Net asset value is analyzed using the assumptions that interest rates, as defined by the LIBOR and U.S. Treasury yield curves, increase or decrease and that the yield curves of the rate shocks will be parallel to each other. Under this analysis, an instantaneous 100 basis point increase in LIBOR and U.S. Treasury yields would cause a decline of approximately $10,400,000, or $0.18 per share, in the value of our net assets at December 31, 2009 and a corresponding 100 basis point decrease in LIBOR and U.S. Treasury yields would cause an increase of approximately $10,600,000, or $0.19 per share, in the value of our net assets on that date.

While hedging activities may help to insulate us against adverse changes in interest rates, they also may limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the years ended December 31, 2009, 2008 and 2007, we did not engage in any interest rate hedging activity.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At a special meeting of stockholders held on February 8, 2010, our stockholders approved a proposal authorizing our ability to sell shares of our common stock below net asset value, or NAV, per share, in one or more public or private offerings, for a twelve-month period beginning on the date of such stockholder approval and expiring on February 8, 2011.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the recent financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $15.00 and we have 50 million shares outstanding, the sale of 8 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 6.90%. If we subsequently determined that our NAV per share increased to $17.50 on the then 58 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 10 million shares at net proceeds to us of $7.86 per share, which would produce dilution of 8.10%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares in the offering;

•	existing shareholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become shareholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than its 1.00% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.50% of an offering of 200,000 shares rather than its 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(2,087)	—	$407	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,000	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods ended December 31, 2009, 2008, 2007, 2006 and 2005, unless otherwise noted. The information for the periods ended December 31, 2009, 2008, 2007, 2006 and 2005 has been derived from our financial statements which have been audited by Deloitte & Touche LLP. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility
Fiscal 2009 (as of December 31, 2009)	$296,000	$2,817	$—	N/A
Fiscal 2008 (as of December 31, 2008)	$426,000	$2,195	$—	N/A
Fiscal 2007 (as of December 31, 2007)	$381,300	$2,910	$—	N/A
Fiscal 2006 (as of December 31, 2006)	$164,000	$4,426	$—	N/A
Fiscal 2005 (as of December 31, 2005)	$0	$0	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

PRICE RANGE OF COMMON STOCK

Our common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing bid price for our common stock, the closing bid price as a percentage of net asset value, or NAV, and quarterly dividends per share for the last two completed fiscal years and the current fiscal year through May 4, 2010. On May 4, 2010, the last reported closing price of our common stock was $10.49 per share.

	NAV(1)	Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends
		High	Low
Year Ending December 31, 2008
First Quarter	$12.60	$15.19	$10.65	121%	85%	$0.43
Second Quarter	$12.31	$13.46	$9.26	109%	75%	$0.43
Third Quarter	$11.52	$11.89	$7.63	103%	66%	$0.43
Fourth Quarter	$9.23	$11.29	$6.44	122%	70%	$0.43

Year Ending December 31, 2009
First Quarter	$9.04	$10.98	$2.41	121%	27%	$0.16
Second Quarter	$9.24	$7.00	$4.24	76%	46%	$0.16
Third Quarter	$9.59	$8.91	$5.79	93%	60%	$0.16
Fourth Quarter	$9.55	$8.79	$7.23	92%	76%	$0.32

Year Ending December 31, 2010
First Quarter	$9.77	$10.10	$8.52	103%	87%	$0.32
Second Quarter (through May 4, 2010)	*	$11.58	$10.12	*	*	**

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by NAV.
*	Net asset value has not yet been calculated for this period.
**	Dividend has not yet been declared for this period.

RATIO OF EARNINGS TO FIXED CHARGES

For the years ended December 31, 2009, 2008, 2007 and 2006, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Earnings to Fixed Charges(1)	10.5	-6.8	1.8	149.7

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase (decrease) in net assets resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees and amortization of debt issuance costs. We had no fixed charges prior to the closing of our credit facility on December 6, 2006.

(1)	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be -3.8, 6.2, 4.6 and 145.5 for the years ended December 31, 2009, 2008, 2007 and 2006, respectively.

THE COMPANY

General

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We are organized as an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time to time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. Since the commencement of our operations, the team of investment professionals of BlackRock Kelso Capital Advisors LLC (the “Advisor” or “BlackRock Kelso Capital Advisors”), including our senior management, has evaluated more than 1,500 investment opportunities and completed more than 105 investments on our behalf, aggregating over $1.8 billion in capital provided to middle-market companies through December 31, 2009.

At December 31, 2009, our portfolio included investments in 57 portfolio companies with a total value of $853 million. The weighted average yield of the debt and income producing equity securities in our portfolio at their current cost basis was approximately 11.2% at December 31, 2009. Our largest portfolio company investment by value was approximately $56.1 million and our five largest portfolio company investments by value comprised approximately 26% of our portfolio at December 31, 2009. The following table provides selected financial data for the Company for each of the four years in the period ended December 31, 2009 and for the period from July 25, 2005 (inception of operations) to December 31, 2005.

(Dollars in thousands, except per share data)	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Period From July 25, 2005* to December 31, 2005
Net Investment Income	$76,053	$95,103	$75,846	$39,892	$6,203
Net Realized and Unrealized Gain (Loss)	(8,813)	(245,610)	(59,626)	1,662	241
Net Increase (Decrease) in Net Assets Resulting from Operations	67,240	(150,507)	16,219	41,555	6,444
Dividends Declared per Common Share	0.80	1.72	1.69	1.15	0.20
Net Asset Value Per Common Share at Period End	9.55	9.23	13.78	14.93	14.95
Market Price Per Common Share at Period End(1)	8.52	9.86	15.28	—	—
Net Asset Value at Period End	539,563	510,296	728,192	561,800	528,705
Total Assets at Period End	879,526	966,192	1,121,942	766,259	542,226
Total Investment Portfolio at Period End(2)	852,549	942,631	1,103,349	757,331	539,409
Total Return(3)	(5.9)%	(23.9)%	3.4%	7.8%	1.0%
Yield on Long-Term Investments at Period End(4)	11.2%	11.0%	12.4%	12.5%	10.7%

*	Inception of operations.
(1)	Our common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.
(2)	Including cash and cash equivalents.
(3)	For the years ended December 31, 2009 and 2008, total return is based on the change in market price during the respective years. For the periods ended prior to December 31, 2008, total return is based on the change in net asset value per common share during the respective periods. The total return for the period June 26, 2007 through December 31, 2007, based on the change in market price per common share during such period, was 1.2%. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan and do not reflect brokerage commissions. Total return is not annualized.
(4)	Yield on long-term investments at period end represents the weighted average yield on the debt and income producing equity securities in our portfolio at their current cost basis. Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and commitment fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash and cash equivalents.

BlackRock Kelso Capital Advisors

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 12 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar, several senior executives of BlackRock, Inc. (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The investment committee is primarily responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the investment committee. Many of the BlackRock senior executives and the Kelso

Principals who are members of the investment committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso & Company, L.P. (“Kelso”) and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere, including providing access to a broad network of contacts.

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At December 31, 2009, BlackRock’s assets under management was $3.346 trillion. BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®.

The Kelso Principals have an average tenure of at least eighteen years at Kelso. Kelso is a leading private equity firm and since 1980 has raised over $10 billion of committed private equity capital, investing primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Kelso was organized in 1971 and has since made investments in over 100 companies with aggregate initial capitalization of over $35 billion. The firm typically makes investments in companies where key managers make significant investments and works in partnership with management teams to create value for investors. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization does not participate in the activities of the Advisor or advise us.

Administration

BlackRock, through its subsidiary, BlackRock Financial Management, Inc. (the “Administrator”), serves as our administrator and leases office space to us and provides us with equipment and office services. The Administrator oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the United States Securities and Exchange Commission, or the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market opportunity

We believe there are abundant opportunities for investments in middle-market companies with attractive risk-adjusted returns for several reasons, including:

Recent disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment. Recent credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe we are able to structure investments with lower leverage, better terms, higher yields, and longer duration than was typical before the recent market correction.

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult, as commercial and investment banks are capital-constrained and largely unable to underwrite and syndicate bank loans and high yield securities, particularly for middle market issuers.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their equity investments with senior secured and junior loans and equity co-investments from other sources, such as us. Record amounts of private equity capital have been raised in recent years. Since our commencement of operations in July 2005, we have invested in transactions involving more than 65 private equity firms in more than 105 different portfolio companies. We believe that our extensive relationships with private equity firms and other deal sourcing contacts is a competitive advantage and a source for future investment opportunities.

Middle-market companies are increasingly seeking private sources for debt and equity capital. The cost and effort associated with being a public company in the United States have become more onerous, causing many management teams to consider alternative liquidity strategies. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. We believe there will be a continued opportunity to provide private debt and equity financing to middle-market companies and that we are well positioned to serve this market.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. In addition, commercial and investment banks are severely limited in their ability to underwrite new financings as they seek to replenish their capital bases and reduce leverage, resulting in opportunities for alternative funding sources such as us.

Competitive advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies. Since inception, we have invested in excess of $1.8 billion across more than 105 portfolio companies with more than 65 financial sponsors and have a portfolio yield of approximately 11.2% at December 31, 2009. In 2009, we invested approximately $47 million of gross assets in existing portfolio companies.

Proven transaction sourcing strategy. Since the Advisor’s inception of operations, it has sourced and reviewed more than 1,500 potential investments and has a proven process through which it has invested in excess of $1.8 billion on our behalf through December 31, 2009. The Advisor identifies potential investments through its dynamic transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom its investment professionals and investment committee members have relationships. In addition to its investment professionals, senior members of the Advisor’s investment committee have relationships with a large and diverse group of financial intermediaries. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Access to BlackRock and Kelso Principals’ broad investing capabilities. Our Advisor’s relationship with BlackRock and the Kelso Principals provides access to extensive expertise across asset classes. The Advisor’s investment committee, which is comprised of individuals from BlackRock Kelso Capital Advisors, BlackRock and the Kelso Principals, and its team of dedicated investment professionals have had extensive experience in fixed-income, public equity and private equity investing. The Advisor has access to BlackRock’s more than 190 investment professionals in traditional fixed income and alternative portfolios, including a 30-person leveraged finance team. Collectively, members of the investment committee and the investment professionals of the Advisor have had experience investing in nearly every industry group in small, middle and large capitalization companies and at every level of the capital structure.

Highly experienced investment committee. Our investment activities are carried out by BlackRock Kelso Capital Advisors and led by James R. Maher and Michael B. Lazar with guidance from the Advisor’s investment committee. The investment committee is comprised of senior members of BlackRock and the Kelso Principals, including BlackRock’s Chief Executive Officer and two other members of its Operating Committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. These investment committee members are supported by a team of seasoned investment professionals of the Advisor who possess a broad range of transaction, financial, managerial and investment skills. The Advisor’s investment professionals and members of its investment committee have significant experience investing across market cycles. Collectively, their involvement in our investment process provides us with substantial market insight and valuable access to investment opportunities. This insight and judgment enables us to achieve favorable risk-adjusted rates of return on the capital we deploy.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment. As part of its review process, the Advisor draws on the industry expertise of its investment professionals, as well as on that of the members of its investment committee and BlackRock’s credit research analysts. Though each transaction involves a somewhat different approach, the Advisor undertakes a thorough due diligence analysis that leverages the capabilities of BlackRock and the Kelso Principals, including, for example, assessing business and industry prospects, conducting competitive analysis and meeting with management teams to get an insider’s view of the business or industry. This enables the Advisor to consider the total return on investment when evaluating each prospective portfolio company, seeking to minimize the risk of capital loss without forgoing potential for capital appreciation.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock. BlackRock serves as our administrator and provides us with office space, equipment and office services. It oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. The BlackRock organization has over 20 years of experience managing closed-end investment products. Our relationship with BlackRock grants us access to BlackRock’s fund administration platform, which we believe provides higher quality service and lower cost than traditionally available in the industry.

Leverage

We maintain a multi-currency $545 million senior secured credit facility with a group of lenders, under which we had approximately $296 million of indebtedness outstanding at December 31, 2009. Availability under the facility, which we refer to as our Credit Facility, consists of $400 million in revolving loan commitments and $145 million in term loan commitments. The term loan commitments have been fully drawn and may not be reborrowed once repaid. The Credit Facility allows us to increase its size to $1.395 billion subject to certain conditions. The Credit Facility has a stated maturity date of December 6, 2010 and the interest rate applicable to borrowings thereunder is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The Credit Facility contains customary affirmative and negative covenants, including the maintenance of a minimum stockholders’ equity, the maintenance of a ratio of not less than 200% of total assets (less total liabilities other than indebtedness) to total indebtedness, and restrictions on certain payments and issuance of debt. At December 31, 2009, we were in compliance with all financial and operational covenants required by the Credit Facility. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. See “Risks—Risks related to our business.”

Investment selection criteria

The Advisor chooses investments and constructs our portfolio based on the investment experience of its professionals and a detailed investment analysis for each investment opportunity. In analyzing each prospective portfolio company, the Advisor has identified several criteria it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for the Advisor’s investment decisions on our behalf, although each prospective portfolio company may fail to meet one or more of these criteria. Generally, the Advisor seeks to utilize its access to information generated by its investment professionals and investment committee members to identify investment candidates and to structure investments quickly and effectively.

Value Orientation/Positive Cash Flow. The Advisor’s investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. The Advisor focuses on companies in which it can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, the Advisor does not invest in start-up companies or companies having speculative business plans.

Experienced Management. The Advisor generally requires that portfolio companies have an experienced management team. The Advisor also generally requires portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, which may include having significant equity interests.

Strong Competitive Position in Industry. The Advisor seeks to invest in companies that have strong market positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. The Advisor seeks companies that demonstrate significant competitive advantages versus their competitors, which it believes should help to protect their market position and profitability.

Exit Strategy. The Advisor seeks to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to loans and debt securities, the Advisor expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments will be a key means by which we exit these investments over time. In addition, the Advisor also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. With respect to our equity investments, the Advisor will look to exit such investments via repurchases by the portfolio company, public offerings and sales pursuant to mergers and acquisitions transactions.

Liquidation Value of Assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in the Advisor’s credit analysis. The Advisor emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Generally, the Advisor utilizes access to information generated by its investment professionals to identify investment candidates and to structure investments quickly and effectively. Furthermore, the Advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the company’s capital structure.

Investment selection process

The Advisor selectively narrows prospective investment opportunities through a process designed to identify the most attractive opportunities. If the senior investment professionals responsible for the transaction and the Advisor’s senior management determine that an investment opportunity merits pursuit, the Advisor engages in an intensive due diligence process. This process involves extensive research into the target company, its management, its industry, its growth prospects and its ability to withstand adverse conditions.

In conducting their due diligence, the Advisor’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers, among others. Though each transaction involves a somewhat different approach, the Advisor often undertakes the following due diligence steps. Initially, the investment team involved in the transaction may meet with management to get an insider’s view of the business and probe for potential weaknesses in business prospects. They may also visit headquarters and company operations, meeting top- and middle-level executives. Independently from the company, the investment team may check management’s backgrounds and references. With information provided by the company, the investment team performs a detailed review of historical financial performance and the quality of earnings. To assess both business prospects and standard practices, they may contact customers and vendors and conduct a competitive analysis, comparing the company to its main competitors on an operating, financial, market share and valuation basis. The investment team also researches the industry for historic growth trends and future prospects utilizing industry analysts at BlackRock, third party research, industry association literature and general news. Furthermore, they assess asset value and the ability of physical infrastructure and information systems to handle anticipated growth and investigate any legal risks and the viability of current financial and accounting systems. Attorneys and independent accountants as well as outside advisors, as appropriate, may conduct additional due diligence on behalf of the Advisor.

After the Advisor has identified an investment opportunity and completed due diligence, the investment team involved in the transaction prepares a written investment analysis. Senior investment professionals involved in the transaction review the analysis, and if they are in favor of making the potential investment, present it first to Messrs. Maher and Lazar and then, if approved by Messrs. Maher and Lazar, to the Advisor’s investment committee. The investment committee is comprised of Messrs. Maher and Lazar and several senior executives of BlackRock and several of the Kelso Principals. Investment committee members have an average of over 20 years of investment experience in the fixed income and private equity markets. Each investment opportunity requires the consensus of the investment committee in order to be approved, except that investments of less than approximately 3% of our net assets may be made without the prior approval of the investment committee if approved by Messrs. Maher and Lazar and two other members of the investment committee, one of whom must be an individual from BlackRock and the other a Kelso Principal. In addition, follow-on investments in existing portfolio companies generally do not require investment committee approval beyond that obtained when the initial investment in the company was made. Temporary investments, such as those in cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less, do not require approval by the investment committee.

Investment structure

Once the Advisor determines that a prospective portfolio company is a suitable investment, it works with the management of that company, any intermediaries and other capital providers, including senior and junior debt security investors and equity capital providers, to structure an investment quickly and effectively.

We invest in portfolio companies primarily in the form of senior and junior secured loans and unsecured and subordinated loans. The senior and junior secured loans generally have terms of three to ten years. We obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of the senior and junior secured loans. The collateral may take the form of first or second priority liens on the assets of a portfolio company.

The Advisor structures unsecured and subordinated debt securities and loans to have relatively high floating or fixed interest rates that provide us with current investment income. These debt securities and loans generally have terms of up to ten years. Such unsecured and subordinated debt securities and loans may have interest-only payments in the early years, with amortization of principal deferred to the later years of the loan. Also, some of these loans will be collateralized by a subordinate lien on some or all of the assets of the company.

In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind, or PIK, interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of the interest due on the then-outstanding principal amount of the loan. We must recognize PIK interest, a non-cash source of income, as taxable income, increasing the amounts we are required to distribute to stockholders to qualify for the federal income tax benefits applicable to RICs.

In the case of the senior secured and junior loans, the Advisor tailors the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, the Advisor seeks to limit the downside potential of our investments. The Advisor may accomplish this through requiring a total return on our investment (including both interest and potential equity appreciation) that compensates us for credit risk or through incorporating call protection into the investment structure. The Advisor may also negotiate covenants in connection with our investments that protect the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

In general, our debt investments include financial covenants and terms that require the portfolio company to reduce leverage over time, thereby enhancing its credit quality. These methods may include, among others: maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; maintenance cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, limiting a company’s ability to relever its balance sheet. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

Structurally, subordinated loans usually rank junior in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, subordinated loans rank senior to common and preferred equity in a borrower’s capital structure. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than senior secured loans. We believe that subordinated loans offer an attractive alternative investment opportunity. In many cases investors in subordinated loans receive opportunities to invest directly in the equity securities of borrowers, and from time to time also may receive warrants to purchase equity securities.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We generally seek to structure the warrants to provide provisions protecting our rights as a minority-interest holder, and we generally seek to structure puts or rights to sell such securities back to the company upon the occurrence of specified events.

Our equity investments may consist of preferred equity that pays dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidations and dividends. In some cases, we may acquire common equity. Our equity investments frequently are not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. Our preferred and common equity investments typically are made in conjunction with loans to these companies.

Ongoing relationship with portfolio companies

The Advisor monitors our portfolio companies on an ongoing basis. The Advisor monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company.

The Advisor has several methods of evaluating and monitoring the performance and fair values of our investments, which may include the following and other methods:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at and participation in board meetings;

•	review of interim and annual financial statements and financial projections for portfolio companies; and

•	retention of third-party valuation firms to assist in determination of fair value.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. We may receive fees for these services. The Advisor will provide managerial assistance on our behalf to those portfolio companies that request this assistance. Employees of the Advisor have experience providing managerial assistance to private operating companies like our portfolio companies, and such assistance has tended to be related to board representation and to strategic and financing transactions. The Advisor generally will not receive any direct compensation from our portfolio companies for providing managerial assistance, although it may do so from time to time.

Investment rating system

The Advisor employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. Generally, the Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company; however, the Advisor will assign multiple ratings when appropriate for different investments in one portfolio company. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 generally will be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.46 at December 31, 2009 and 1.45 at December 31, 2008. The following is a distribution of the investment ratings of our portfolio companies at December 31, 2009 and December 31, 2008:

	December 31, 2009	December 31, 2008
Grade 1	$553,361,682	$626,372,188
Grade 2	224,552,728	245,441,091
Grade 3	51,207,962	11,051,924
Grade 4	21,528,959	49,252,535

Total investments including unearned income	850,651,331	932,117,738
Unearned income	(3,909,286)	(5,272,812)

Total investments	$846,742,045	$926,844,926

The investment rating process begins with each portfolio company or investment being initially evaluated by the transaction team, led by a senior investment professional who is responsible for the portfolio company relationship. This evaluation generally is completed no less frequently than quarterly. At the Advisor’s weekly investment professionals’ meeting, the transaction team presents an update on the activities of any company rated below Grade 1. Each quarter, all investment professionals attend a separate investment rating meeting. At these quarterly meetings, the transaction team responsible for each portfolio investment reviews each portfolio company and suggests a rating for each investment for discussion among the investment professionals. At the conclusion of discussion, and subject to the approval of the Advisor’s chief executive officer and chief operating officer, the Advisor’s chief financial officer records the internal investment ratings for review by the Board of Directors quarterly.

Competition

Our primary competitors provide financing to middle-market companies, including public and private funds, commercial and investment banks, commercial financing companies, BDCs, insurance companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC.

Staffing

Services necessary for our business are provided by individuals who are employees of the Advisor or the Administrator, pursuant to the terms of the management agreement and the administration agreement. Each of our executive officers is an employee of the Advisor or the Administrator. Our executive officers are also executive officers of the Advisor. Our day-to-day investment operations are managed by the Advisor. The Advisor currently has 14 investment professionals who focus on origination and transaction development and monitoring of our investments. We reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. In addition, we reimburse the Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 40 East 52nd Street, New York, NY 10022. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

From time to time, we and the Advisor may be a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on our financial statements.

Portfolio composition

We have built an investment portfolio that includes senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private middle-market companies. We invest a range of $10 million to $50 million of capital, on average, per transaction, although the investment sizes may be more or less and are expected to grow with our capital availability. Although most of our investments are in senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure of these companies in other securities, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows. While our focus is to generate current income through these investments, we also seek capital appreciation.

We generally are not permitted to invest in any private company in which any of our affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with our affiliates, subject to compliance with our Advisor’s allocation procedures and such affiliates’ allocation procedures. We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds.

At December 31, 2009, our net portfolio of 57 portfolio companies was invested 59% in senior secured loans, 30% in unsecured or subordinated debt securities, 6% in senior secured notes, 5% in equity investments and less than 1% in cash and cash equivalents.

The industry composition of our portfolio at December 31, 2009 and 2008 was as follows:

	December 31,
Industry	2009	2008
Business Services	12.6%	8.9%
Healthcare	10.0	8.1
Other Services	9.4	9.6
Electronics	8.5	7.4

	December 31,
Industry	2009	2008
Manufacturing	7.6%	7.8%
Transportation	6.3	4.4
Consumer Products	6.0	10.0
Distribution	4.8	4.6
Financial Services	4.6	3.8
Retail	4.6	4.7
Chemicals	4.4	5.9
Metals	4.1	3.5
Beverage, Food and Tobacco	4.0	5.5
Utilities	3.6	3.9
Printing, Publishing and Media	3.2	5.0
Containers and Packaging	2.7	2.2
Entertainment and Leisure	2.6	3.5
Building and Real Estate	1.0	1.2

Total	100.0%	100.0%

The geographic composition of our portfolio at fair value at December 31, 2009 was United States 93.7%, Canada 6.3% and United Kingdom and other less than 0.1%, and at December 31, 2008 was United States 93.3%, Canada 5.0% and United Kingdom and other 1.7%. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at December 31, 2009. Percentages shown for class of securities held by us represent percentage of the class owned at December 31, 2009 and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held at December 31, 2009 before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options. Our portfolio is actively managed and the information set forth in the table below is as of December 31, 2009 and does not reflect subsequent changes to the portfolio resulting from purchases, sales, redemptions, repayment or other actions we may have taken with respect to our portfolio securities.

We make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For more information relating to our investments in portfolio companies, see our schedules of investments included in our financial statements appearing elsewhere in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Senior Secured Notes
AGY Holding Corp. 2558 Wagener Road Aiken, SC 29801	Glass Yarns/ Fibers	Senior Secured Notes, Second Lien	—	$19,740,000
TriMark Acquisition Corp. 505 Collins Street South Attleboro, MA 07703	Food Service Equipment	Senior Secured Notes, Second Lien	—	28,667,746

Total Senior Secured Notes				$48,407,746

Unsecured Debt
ASM Intermediate Holdings Corp. II 19100 Von Karman Avenue, Suite 300 Irvine, CA 92612	Marketing Services	Unsecured Debt	—	$56,138,911
Big Dumpster Acquisition, Inc. 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Unsecured Debt	—	14,024,815
Marquette Transportation Company Holdings, LLC(1) 2308 S. Fourth Street Paducah, KY 42002	Transportation	Unsecured Debt	—	51,365,265
Marsico Parent Holdco, LLC et al. 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Unsecured Debt	—	3,508,005
Marsico Parent Holdco, LLC et al. 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Unsecured Debt	—	1,947,802

Total Unsecured Debt				$126,984,798

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Subordinated Debt
A&A Manufacturing Co., Inc 2300 S. Calhoun Road New Berlin, WI 53151	Protective Enclosures	Subordinated Debt	—	$14,871,647

Conney Safety Products, LLC 3202 Latham Drive Suite 1600 Madison, WI 53744	Safety Products	Subordinated Debt	—	25,452,630

DynaVox Systems LLC(2) 2100 Wharton Street Suite 400 Pittsburgh, PA 15203	Augmentative Communication Products	Subordinated Debt	—	25,950,000

Mattress Giant Corporation 14655 Midway Road Suite 100 Addison, TX 75001	Bedding – Retail	Subordinated Debt	—	3,521,162

MediMedia USA, Inc. 26 Main Street Chatham, NJ 07928	Information Services	Subordinated Debt	—	6,728,000

The Pay-O-Matic Corp. 160 Oak Drive Syosset, NY 11791	Financial Services	Subordinated Debt	—	15,643,470

PGA Holdings, Inc. 404 Columbia Place South Bend, IN 46601	Healthcare Products	Subordinated Debt	—	5,100,000

Sentry Security Systems, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Subordinated Debt	—	10,607,146

Tri-anim Health Services, Inc. et al. 13170 Telfair Avenue Sylmar, CA 91342	Healthcare Products	Subordinated Debt	—	15,322,100

U.S. Security Holdings, Inc. 200 Mansell Court East Suite 500 Roswell, GA 30076	Security Services	Subordinated Debt	—	7,000,000

Wastequip, Inc. 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Subordinated Debt	—	3,035,981

Total Subordinated Debt				$133,232,136

Senior Secured Loans

Alpha Media Group Inc. 1040 Avenue of the Americas New York, NY 10018	Publishing	Senior Secured Loans, First Lien	—	$2,055,532

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Al Solutions, Inc.(3) South Chester Street New Cumberland, WV 26047	Metals	Senior Secured Loans, First Lien	—	$150,000

American Residential Services L.L.C.(4) 860 Ridge Lake Boulevard Mail Stop A3-1860 Memphis, TN 38120	HVAC/ Plumbing Services	Senior Secured Loans, Second Lien	—	40,102,293

American Safety Razor Company, LLC 240 Cedar Knolls Road Suite 401 Cedar Knolls, NJ 07927	Consumer Products	Senior Secured Loans, Second Lien	—	9,090,000

American SportWorks LLC(5) 4404 Engle Ridge Drive Fort Wayne, IN 46804	Utility Vehicles	Senior Secured Loans, Second Lien	—	3,262,261

AmQuip Crane Rental LLC 777 Winks Lane Salem, PA 19020	Construction Equipment	Senior Secured Loans, Second Lien	—	22,403,273

Applied Tech Products Corp. et al. 565 Swedesford Road Suite 315 Wayne, PA 19087	Plastic Packaging	Senior Secured Loans, Tranche A, First Lien	—	275,359

Arclin US Holding Inc. 5865 McLaughlin Road, Unit 3 Mississauga, Ontario L5R 1B8 Canada	Chemicals	Senior Secured Loans, First Lien	—	5,607,851

		Senior Secured Loans, Second Lien	—	3,335,290

Bankruptcy Management Solutions, Inc. 8 Corporate Park, Suite 210 Irvine, CA 92614	Financial Services	Senior Secured Loans, Second Lien	—	17,802,000

The Bargain! Shop Holdings Inc. Suite 202-1551 Caterpillar Road Mississauga, Ontario L4X 2Z6 Canada	Discount Stores	Senior Secured Loans, Term Loan A, First Lien	—	12,975,113

		Senior Secured Loans, Term Loan A, First Lien	—	17,835,208

Berlin Packaging L.L.C. 111 North Canal Street, Suite 300 Chicago, IL 60606	Rigid Packaging	Senior Secured Loans, Second Lien	—	22,680,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Champion Energy Corporation et al. One Radisson Plaza Suite 801 New Rochelle, NY 10801	Heating and Oil Services	Senior Secured Loans, First Lien	—	$30,210,000

Custom Direct, Inc. et al. 1802 Fashion Court Joppa, MD 21085	Printing	Senior Secured Loans, Second Lien	—	7,990,000

Deluxe Entertainment Services Group Inc. 35 East 62nd Street New York, NY 10021	Entertainment	Senior Secured Loans, Second Lien	—	11,148,000

Electrical Components International, Inc. 101 South Hanley Road Suite #1050 St. Louis, MO 63105	Electronics	Senior Secured Loans, First Lien	—	2,562,460
		Senior Secured Loans, Second Lien	—	8,874,840

Event Rentals, Inc. 2310 E. Imperial Hwy El Segundo, CA 90245	Party Rentals	Senior Secured Loans, Acquisition Loan, First Lien	—	2,622,540

Facet Technologies, LLC 1850 Parkway Place Suite 900 Marietta, GA 30067	Medical Devices	Senior Secured Loans, Second Lien	—	10,000,012

		Guaranty		(225,000)

Fitness Together Franchise Corporation 9092 S. Ridgeline Blvd Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Senior Secured Loans, First Lien	—	5,807,656

Heartland Automotive Services II Inc. et al. 11308 Davenport Street Omaha, NE 68514	Automobile Repair	Senior Secured Loans, Term Loan A, First Lien	—	3,026,535

		Senior Secured Loans, Term Loan B, First Lien	—	1,951,653

HIT Entertainment, Inc. 15 Portland Place London, United Kingdom W1B 1PT	Entertainment	Senior Secured Loans, Second Lien	—	550,000

InterMedia Outdoor, Inc. 405 Lexington Avenue, 48th Floor New York, NY 10174	Printing/ Publishing	Senior Secured Loans, Second Lien	—	8,520,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Isola USA Corp. 165 South Price Road Chandler, AZ 85224	Electronics	Senior Secured Loans, First Lien	—	$10,138,224

		Senior Secured Loans, Second Lien	—	22,050,000

LJVH Holdings Inc. 8300 19th Avenue Montreal, Québec H1Z 4J8 Canada	Specialty Coffee	Senior Secured Loans, Second Lien	—	22,700,000

MCCI Group Holdings, LLC c/o Medical Care Consortium, Inc. 4960 SW 72nd Street, Suite 406 Miami, FL 33155	Healthcare Services	Senior Secured Loans, Second Lien	—	28,710,000

Navilyst Medical, Inc. 100 Boston Scientific Way Marlborough, MA 01752	Healthcare Services	Senior Secured Loans, Second Lien	—	14,700,000

New Enterprise Stone & Lime Co., Inc. 3912 Brumbaugh Road New Enterprise, PA 16664	Mining/ Construction	Senior Secured Loans, Second Lien	—	35,000,000

Oriental Trading Company, Inc. 4206 South 108th Street Omaha, NE 68137	Party Supplies and Novelties	Senior Secured Loans, Second Lien	—	802,500

Penton Media, Inc. et al.(6) 249 West 17th Street New York, NY 10011	Information Services	Senior Secured Loans, Second Lien	—	4,290,000

Physiotherapy Associates, Inc. et al. Valleybrooke Corporate Center 101 Lindenwood Drive, Suite 420 Malvern, PA 19355	Rehabilitation Centers	Senior Secured Loans, Second Lien	—	15,759,000

PQ Corporation 1200 West Swedesford Road Berwyn, PA 19312	Specialty Chemicals	Senior Secured Loan, Second Lien	—	8,520,000

Premier Yachts, Inc. et al. 401 East Illinois Street Suite 425 Chicago, IL 60611	Entertainment Cruises	Senior Secured Loans, Term A, First Lien	—	5,973,418

		Senior Secured Loans, Term B, First Lien	—	1,265,983

Sunrise Medical LTC LLC et al. c/o Joerns Healthcare, LLC 5001 Joerns Drive Stevens Point, WI 54481	Healthcare Equipment	Senior Secured Loans, Second Lien	—	14,097,600

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Total Safety U.S. Inc. 11111 Wilcrest Green Suite 300 Houston, TX 77042	Industrial Safety Equipment	Senior Secured Loan, Second Lien	—	$8,514,000

United Subcontractors, Inc. 5201 Eden Avenue Suite 220 Edina, MN 55436	Building and Construction	Senior Secured Loans, First Lien	—	1,447,864

Water Pik, Inc. 1730 East Prospect Road Fort Collins, CO 80553	Consumer Products	Senior Secured Loans, Second Lien	—	30,000,000

WBS Group LLC et al. 405 Park Avenue New York, NY 11002	Software	Senior Secured Loans, Second Lien	—	17,000,000

Wembly, Inc 591 West Putnam Avenue Greenwich, CT 06830	Gaming	Senior Secured Loans, Second Lien	—	67,500

Westward Dough Operation Company, LLC 313 Pilot Road, Suite A Las Vegas, NE 89119	Restaurants	Senior Secured Loans, Term Loan A, First Lien	—	4,719,650

		Senior Secured Loans, Term Loan B, First Lien	—	6,784,379

Total Senior Secured Loans				$503,152,994

Preferred Stock
Alpha Media Group Holdings Inc. 1040 Avenue of the Americas New York, NY 10018	Publishing	Preferred Stock, Series A-2	25.0%	$—

Facet Holdings Corp. 1850 Parkway Place, Suite 900 Marietta, GA 30067	Medical Devices	Preferred Stock, Class A	3.3%	—

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Preferred Stock, Series A	5.4%	—

		Preferred Stock Series A-1	4.8%	—

		Preferred Stock Series B Convertible	50.0%	779,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
M&M Tradition Holdings Corp. 4001 Mark IV Parkway Fortworth, TX 76106	Sheet Metal Fabrication	Preferred Stock, Series A Convertible	100.0%	$5,117,040

Total Preferred Stock				$5,896,040

Common Stock
Alpha Media Group Holdings Inc. 1040 Avenue of the Americas New York, NY 10018	Publishing	Common Stock	12.5%	$—

BKC ARS Blocker, Inc. 40 East 52nd Street New York, NY 10022	HVAC/ Plumbing Services	Common Stock	— (4)	1,610,000

BKC ASW Blocker, Inc. 40 East 52nd Street New York, NY 10022	Utility Vehicles	Common Stock	— (5)	163,289

BKC DVSH Blocker, Inc. 40 East 52nd Street New York, NY 10022	Augmentative Communication Production	Common Stock	— (2)	2,560,000

BKC MTCH Blocker, Inc. 40 East 52nd Street New York, NY 10022	Transportation	Common Stock	— (1)	2,635,000

Facet Holdings Corp. 1850 Parkway Place Suite 900 Marietta, GA 30067	Medical Devices	Common Stock	3.3%	—

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd. Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Common Stock	6.6%	—

M&M Tradition Holdings Corp. 4001 Mark IV Parkway Fort Worth, TX 76106	Sheet Metal Fabrication	Common Stock	12.7%	5,000,000

MGHC Holding Corporation c/o Mattress Giant Corporation 14655 Midway Road, Suite 100 Addison, TX 75001	Bedding – Retail	Common Stock	13.5%	—

USI Senior Holdings, Inc. 5201 Eden Avenue Suite 220 Edina, MN 55436	Building and Construction	Common Stock	8.4%	6,902,053

Total Common Stock				$18,870,342

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Limited Partnership/Limited Liability Company Interests
Big Dumpster Coinvestment, LLC 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Limited Liability Company Interest	3.6%	$—

Marsico Parent Superholdco, LLC 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Limited Liability Company Interest	2.3%	—

PG Holdco, LLC 404 Columbia Place South Bend, IN 46601	Healthcare Services	Limited Liability Company Interest	0.1%	346,654

		Limited Liability Company Interest Class A Units	0.1%	250,000

Prism Business Media Holdings LLC 249 West 17th Street New York, NY 10011	Information Services	Limited Liability Company Interest	5.8%	515,870

Sentry Security Systems Holdings, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Limited Liability Company Interest	0.0%	479

		Limited Liability Company Interest	3.8%	602,729

VSS-AHC Holdings, LLC 641 Lexington Avenue New York, NY 10022	Printing/ Publishing	Limited Liability Company Interest	4.8%	4,198,393

WBS Group Holdings, LLC 405 Park Avenue New York, NY 11002	Software	Limited Liability Company Interest Class B	61.5%	7,167,857

Total Limited Partnership/Limited Liability Company Interests				$13,082,528

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2009
Equity Warrants/Options
Kaz, Inc. 1775 Broadway Suite 2405 New York, NY 10019	Consumer Products	Equity Warrants	6.0%	$1,024,747

Marsico Superholdco SPV, LLC 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Equity Options	2.2%	—

Total Equity Warrants/Options				$1,024,747

(1)	We are the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of 1.1% of the voting securities of Marquette Transportation Company Holdings, LLC.
(2)	We are the sole stockholder of BKC DVSH Blocker, Inc., which is the beneficiary of 1.4% of the voting securities of DynaVox Systems Holdings LLC, which owns all of the voting securities of DynaVox Systems LLC.
(3)	We own 59.3% of the common stock, 70.2% of the preferred stock and 100.0% of the Series B preferred stock of Tygem Holdings, Inc., which owns all of the common stock of Al Solutions, Inc.
(4)	We are the sole stockholder of BKC ARS Blocker, Inc., which is the beneficiary of 0.8% of the voting securities of American Residential Services, LLC.
(5)	We are the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of 81.1% of the voting securities of American SportWorks, LLC.
(6)	Through our ownership of limited liability company interests of Prism Business Media Holdings LLC, we are the beneficiary of 5.8% of the voting securities of Penton Media, Inc. et al.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets at December 31, 2009 or in which we own 5% or more of the company’s voting securities.

Al Solutions, Inc./Tygem Holdings, Inc.

Tygem Holdings, Inc. is a holding company for Al Solutions, Inc., which is a producer of titanium and zirconium alloying products for the aluminum industry. Through a proprietary production process, the company reprocesses titanium and zirconium scrap to produce high quality inputs for grain refinement and production of aluminum alloys.

American SportWorks LLC/BKC ASW Blocker, Inc.

BKC ASW Blocker, Inc. is a holding company for our investment in American SportWorks LLC, which is a maker of utility vehicles (UTVs) and an importer, assembler and distributor of all-terrain vehicles (ATVs) and go-karts. The company maintains an extensive network of independent service centers to provide aftermarket support and training to purchasers of its products.

Fitness Together Franchise Corporation/Fitness Together Holdings, Inc.

Fitness Together Holdings, Inc. is a holding company for Fitness Together Franchise Corporation, which is a franchisor of personal training fitness and massage studios. The company caters to men and women through a unique one-on-one client and trainer partnership in individual training suites.

M & M Tradition Holdings Corp.

M & M Tradition Holdings Corp. is a holding company for M & M Manufacturing Company, which is a diversified fabricator of custom sheet metal products, primarily serving the air distribution and ventilation market. The company manufactures air ventilation ducts and fittings for residential and commercial uses and fabricates precision sheet metal parts for a variety of industries.

Mattress Giant Corporation/MGHC Holding Corporation

MGHC Holding Corporation is a holding company for Mattress Giant Corporation, which is a bedding specialty retailer in the United States. The company’s product offerings include traditional innerspring and visco-elastic foam mattresses and other specialty bedding.

Penton Media, Inc. et al./Prism Business Media Holdings LLC

Prism Business Media Holdings LLC is a holding company for Penton Media, Inc. et al., which is a business-to-business media company. The company’s brands are focused on a variety of industries and include trade magazines, Web sites, industry trade shows and conferences, and information data products.

United Subcontractors, Inc./USI Senior Holdings, Inc.

USI Senior Holdings, Inc. is a holding company for United Subcontractors, Inc., which is an independent insulation subcontractor in the United States and a contractor for construction of residential framing in Florida.

MANAGEMENT OF THE COMPANY

Directors and executive officers

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of five members, four of whom are not “interested persons” of our company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns beneficially or of record any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our executive officers, who serve at the discretion of the Board of Directors. Each director holds office until his or her successor is elected and qualified or until his or her term as a director is terminated as provided in our bylaws. The address for each director and executive officer is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022.

The directors and executive officers of the Company are as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors:
Jerrold B. Harris	67	Director	2005	2011
William E. Mayer	69	Director	2005	2012
François de Saint Phalle	63	Director	2005	2012
Maureen K. Usifer	49	Director	2005	2010

Interested Director:
James R. Maher(1)	60	Chairman of the Board of Directors and Chief Executive Officer	2005	2010

Executive Officers:
Michael B. Lazar	40	Chief Operating Officer	N/A	N/A
Frank D. Gordon	49	Chief Financial Officer, Secretary and Treasurer	N/A	N/A
John H. Blevins	45	Chief Compliance Officer	N/A	N/A

(1)	“Interested person” of BlackRock Kelso Capital Corporation and of the Advisor within the meaning of the 1940 Act. Mr. Maher is an interested person due to his employment with the Advisor.

Classes of directors

Our Board of Directors is divided into three classes, designated Class I, Class II and Class III. The term of office of directors of one class expires at each annual meeting of stockholders on a staggered basis. Each class of directors will hold office for a three year term. Class I Director, Mr. Harris, is expected to stand for re-election at our 2011 annual meeting of stockholders, Class II Directors, Messrs. Mayer and de Saint Phalle, are expected to stand for re-election at our 2012 annual meeting of stockholders and Class III Directors, Mr. Maher and Ms. Usifer, are expected to stand for re-election at our 2010 annual meeting of stockholders. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

The charter of the governance committee of the Board of Directors provides for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that in the Company’s view are necessary and desirable for such candidates. The knowledge, experience, skills, expertise and diversity of a director candidate are considered in their totality, and none of the criteria, in isolation, is controlling. The Company believes that the criteria set forth in the governance committee charter allow for directors who have balanced and diverse experience, skills, attributes and qualifications, which in turn allows the Board of Directors to operate effectively in governing the Company and protecting the interests of shareholders. Each director’s background experiences evinces the ability to perform his or her duties as a director effectively. In particular, these experiences include the director’s education or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Directors and committee meetings, as well as leadership of standing committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the conclusion that the director should serve (or continue to serve) as a director of the Company, is provided below, in “Biographical Information.”

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. The Board of Directors’ chair, James R. Maher, is the Company’s sole interested director. Mr. Maher is an interested director by virtue of his employment with the Advisor. In part because the Company is an externally-managed investment company, the Board of Directors believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of its Advisor enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Maher’s employment with the Advisor betters allows for the efficient mobilization of the Advisor’s resources at the Board of Directors’ behest and on its behalf.

The Board of Directors does not have a lead independent director. The Board of Directors believes its relatively small size and the composition and leadership of its committees allow each director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

Biographical information

The following is information concerning the business experience of our Board of Directors and executive officers.

Independent directors

Jerrold B. Harris, Director of the Company. Mr. Harris has been retired since 1999. From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KGaA in 1999). From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds. Mr. Harris is currently a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex and of Henry Troemner LLC. Mr. Harris is a trustee of Ursinus College and a Director of Delta Waterfowl Foundation. Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

William E. Mayer, Director of the Company. Mr. Mayer is currently the owner of the United Football League’s Hartford franchise (formally, the New York Sentinels). Since 1999, Mr. Mayer has been a partner at Park Avenue Equity Partners, L.P. (“Park Avenue”), which he co-founded. From 1996 until the formation of Park Avenue, Mr. Mayer was a founding Partner of Development Capital, which invested in private and public companies. From the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer worked for The First Boston Corporation (now Credit Suisse), a major investment bank, from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers) and is a trustee of the Columbia Group of Mutual Funds. From 2003 to 2007, Mr. Mayer was a director of The Reader’s Digest Association, Inc. and from 2001 to 2005 he was a director of First Health Group Corp. Mr. Mayer is a former Chairman of the Aspen Institute and the Chairman of the Board of Trustees of The University of Maryland. Mr. Mayer was a First Lieutenant in the U.S. Air Force. He holds a B.S. degree and an M.B.A. degree from the University of Maryland.

François de Saint Phalle, Director of the Company. Mr. de Saint Phalle has been a private equity investor, financial advisor and investment banker for more than thirty-five years. Mr. de Saint Phalle has been a private investor since 2000 and was a consultant for Evercore Partners from 2000 to 2002. From 1989 to 2000 he was Chief Operating Officer and Vice Chairman of Dillon, Read & Co. Inc. before it was merged into UBS. In this capacity Mr. de Saint Phalle was responsible for the oversight of the firm’s capital commitments in debt and equity markets. Previously, Mr. de Saint Phalle worked for 21 years at Lehman Brothers. Mr. de Saint Phalle was named a general partner of the firm in 1976 and at various points he managed the Corporate Syndicate Department, the Equity Division and co-headed the Corporate Finance Department. From 1985 to 1989 Mr. de Saint Phalle served as Chairman of Lehman International, with a primary responsibility for developing a coordinated international finance strategy with American Express which had acquired Lehman in 1984. Mr. de Saint Phalle was named to Lehman’s Operating and Compensation Committees in 1980. Mr. de Saint Phalle is a Director of Evercore Partners and Cornerstone Management Solutions, Inc. Mr. de Saint Phalle is a member Emeritus of the Board of Visitors of Columbia College. He received his B.A. from Columbia College.

Maureen K. Usifer, Director of the Company. Ms. Usifer has been a Vice President of Investor Relations with Church & Dwight Co., Inc., a major producer of baking soda and consumer products, from April 2009 until present. From May 2004 until April 2009, she was a senior finance director with Church & Dwight. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso which encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight’s Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer’s personal care businesses. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Interested director

James R. Maher, Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Advisor. Mr. Maher is a co-founder of BlackRock Kelso Capital and has served as its Chairman and Chief Executive Officer since its formation in 2004. Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue Equity Partners, L.P. Park Avenue Equity Partners is a private equity fund specializing in middle-market management buyouts and growth capital investments. Prior to joining Park Avenue Equity Partners, Mr. Maher was President of MacAndrews & Forbes Holdings Inc., a diversified holding company with interests primarily in consumer products and financial services companies. Mr. Maher served as Chairman of Laboratory Corporation of America Holdings (“LabCorp”), after serving as President and Chief Executive Officer of National Health Laboratories, LabCorp’s predecessor, from 1992 to 1995. Prior to joining National Health Laboratories, Mr. Maher was Vice Chairman and a member of the Operating Committee of The First Boston Corporation, an international investment-banking firm. He served on the Group Executive Committee of CS First Boston, Inc., where he was responsible for the global oversight of merger and acquisition activities, as well as the investment committee. He was also Head of the Investment Banking Group for more than four years. He joined the First Boston Corporation in 1976 and was named a Managing Director in 1982. He is also a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. He has served as a Trustee of the Brearley School and on the Boards of a number of public companies. Mr. Maher received a Master’s in Business Administration from Columbia University and an undergraduate degree from Boston College.

Executive officers

Michael B. Lazar, Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of BlackRock Kelso Capital and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company, one of the oldest and most established firms specializing in private equity investing. Having originally joined Kelso in 1993, Mr. Lazar was involved in Kelso’s private equity transactions since that time. Prior to joining Kelso, Mr. Lazar worked in the Acquisition Finance Group at Chemical Securities, Inc. (predecessor to J.P. Morgan Securities Inc.) where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts. He began his career in the Corporate Finance and Structured Finance Groups at Chemical Bank, where he focused on financings for leveraged companies. Mr. Lazar received a B.A. degree, cum laude, from Dartmouth College. Mr. Lazar is a director of Waste Services, Inc. and the New York Division of the March of Dimes, a not for-profit organization whose mission is to prevent birth-defects, premature birth and infant mortality. In addition, Mr. Lazar has served on the Boards of certain Kelso portfolio companies.

Frank D. Gordon, Chief Financial Officer, Secretary, and Treasurer of the Company, Chief Financial Officer and Treasurer of the Advisor and a Managing Director of the Administrator. Prior to joining BlackRock Kelso Capital, Mr. Gordon was primarily responsible for the administration of several structured finance entities managed by BlackRock, including compliance monitoring, legal affairs and financial and stockholder reporting. He was instrumental in launching BlackRock’s Magnetite and Senior Income series of CDOs. Before joining BlackRock’s high yield effort, Mr. Gordon was the controller of Anthracite Capital, Inc., a publicly-owned real estate investment trust managed by BlackRock. Prior to joining BlackRock in 1998, Mr. Gordon was an attorney in the Structured Finance department of Skadden, Arps, Slate, Meagher & Flom LLP. From 1987 to 1990, Mr. Gordon was Vice President in the Fixed Income Research department of The First Boston Corporation. From 1983 to 1986, he was a senior accountant at Deloitte Haskins & Sells. Mr. Gordon earned a B.S. in Economics from The Wharton School of the University of Pennsylvania in 1983, and an M.B.A. degree, with honors, and a J.D. degree from the University of Chicago in 1992 and 1994, respectively.

John H. Blevins, Chief Compliance Officer of the Company, Chief Compliance Officer of the Advisor and a Managing Director and Senior Compliance Officer of the Administrator. Mr. Blevins has worked at BlackRock since 2006. Prior to joining BlackRock, Mr. Blevins served as Chief Compliance Officer of Lazard Asset Management LLC for six years. Previously, he was Director of Compliance—North America at SSB Citi Asset Management Group from 1999 through 2000, and prior to that was Global Director of Compliance at AIG Global Investment Group, Inc. for over six years. Mr. Blevins has also held senior compliance positions at First Investors Corporation and Banks of Mid-America. Mr. Blevins received his B.S. degree in 1987 from Oklahoma State University.

Committees of the Board of Directors

The Board of Directors currently has two committees: an audit committee and a governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of our independent accountants, providing a means for open communication among our independent accountants, financial and senior management and the Board and overseeing our compliance with legal and regulatory requirements. The audit committee is presently composed of four persons, including Ms. Usifer (Chairperson) and Messrs. Harris, de Saint Phalle and Mayer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Our Board of Directors has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Ms. Usifer meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Governance Committee. The governance committee consists of Ms. Usifer and Messrs. de Saint Phalle, Harris and Mayer (Chair), each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The governance committee acts in accordance with the governance committee charter. The governance committee performs those functions enumerated in the governance committee charter including, but not limited to, making nominations for the appointment or election of independent directors, reviewing independent director compensation, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors.

The governance committee may consider nominations for the office of director made by Company stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a recommendation to the Company’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of members to the Board of Directors or is required by the advance notice provision of the Company’s bylaws. For a candidate to be considered by the governance committee, a stockholder must submit the recommendation in writing and must include:

•

the name and record address of the stockholder, the class or series and number of shares of the Company which are owned beneficially or of record by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the stockholder, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Company which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a Director if elected. The Governance Committee may take into consideration the number of shares of the Company’s stock held by the recommending stockholder and the length of time that such shares have been held. The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance Committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new directors should be added to the Board. The Governance Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Company.

In 2009, the Board of Directors met four times, the audit committee met four times and the governance committee met twice. Each director attended at least 75% of the aggregate of (i) all regular meetings of the Board of Directors and (ii) all meetings of all committees of the Board of the Company on which the director served.

The Board of Directors’ role with respect to the Company is oversight. As is the case with most Business Development Companies and investment companies, the Company’s investment adviser has responsibility for the day-to-day management of the Company, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board of Directors, acting at its scheduled meetings, or the Chairman, acting between Board of Directors meetings, interacts with and receives reports from senior personnel of service providers, including the Advisor’s portfolio management personnel. The Board of Directors receives periodic presentations and reports from senior personnel of the Advisor regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, business continuity, personal trading, valuation, and investment research. The Board of Directors also receives reports from counsel to the Company and the Board of Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors’ audit committee receives periodic communications from the Company’s independent public accounting firm. The Board of Directors interacts with and receives reports from the Company’s Chief Compliance Officer, and in connection with each scheduled meeting, the Company’s independent directors meet separately from the Advisor and the Company’s management, with the Company’s Chief Compliance Officer and independent legal counsel on regulatory compliance matters. The Board of Directors’ oversight role does not make the Board of Directors a guarantor of the Company’s investments or activities. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company.

Compensation of Directors and Officers

The following table shows information regarding the compensation received by the independent directors and officers for the fiscal year ended December 31, 2009. No compensation is paid to directors who are “interested persons.”

Name and Principal Position	Fees Earned or Paid in Cash by BlackRock Kelso Capital	Pension or Retirement Benefits Accrued As Part of Our Expenses(1)	All Other Compensation	Total Compensation From BlackRock Kelso Capital Paid to Directors
Independent Directors
Jerrold B. Harris, Director	$89,250	None	None	$89,250
William E. Mayer, Director	90,750	None	None	90,750
François de Saint Phalle, Director	85,750	None	None	85,750
Maureen K. Usifer, Director	96,750	None	None	96,750
Interested Director
James R. Maher(2), Chairman of the Board of Directors	None	None	None	None

Officers
Michael B. Lazar(2), Chief Operating Officer	None	None	None	N/A
Frank D. Gordon(3), Chief Financial Officer, Secretary and Treasurer	None	None	None	N/A
John H. Blevins(3), Chief Compliance Officer	None	None	None	N/A

(1)	We do not have a pension or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Messrs. Maher and Lazar are employees of, and compensated by, the Advisor.
(3)	Messrs. Gordon and Blevins are employees of, and compensated by, the Administrator. Mr. Gordon is also compensated, in part, by the Advisor.

As compensation for serving on our Board of Directors, each independent director received an annual fee of $75,000 and meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chairperson of the audit committee receives an annual fee of $7,500 and the chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, at March 11, 2010, information with respect to the ownership of our common stock by each beneficial owner who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our directors and executive officers as a group. Percentage of common stock is based on 56,601,229 shares of common stock outstanding at March 11, 2010. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
Virginia Retirement System 1200 East Main Street Richmond, VA 23219	Record	18,916,202	33.42%

General Electric Pension Trust(1) 3001 Summer Street Stamford, CT 06905	Beneficial	4,800,000	8.48%

JP Morgan Chase Bank, National Association, as trustee for First Plaza Group Trust(2) 3 Chase Metro Center Brooklyn, NY 11245	Beneficial	3,493,570	6.17%

Officers and Directors:
James R. Maher(3)(4)(5)	Record and Beneficial	748,030	1.32%
Jerrold B. Harris	Beneficial	62,676	*	%
William E. Mayer	Beneficial	26,115	*	%
François de Saint Phalle	Record	408,041	*	%
Maureen K. Usifer	Record	10,446	*	%
Michael B. Lazar(4)(5)(6)	Record and Beneficial	509,711	*	%
Frank D. Gordon(4)	Record and Beneficial	31,954	*	%
John H. Blevins	None	None	*	%
All officers and directors as a group (8 persons)(7)	Record and Beneficial	1,796,973	3.17%

*	Represents less than 1%.
(1)	The information regarding General Electric Pension Trust (“GEPT”) is based on information included in Amendment No. 1 to Schedule 13G filed with the SEC on February 16, 2010 on behalf of Summer Street BRK Investors, LLC (“Summer Street”), General Electric Pension Trust (“GEPT”), General Electric Company (“GE”), and GE Asset Management Incorporated (“GEAM” and together with Summer Street, GEPT and GE, the “Reporting Persons”). Reporting Persons reported that Summer Street is the registered holder of the 4,800,000 shares and that GEPT is the sole member of Summer Street. GEAM is a registered investment adviser and acts as manager of Summer Street and investment manger for GEPT. Summer Street, GEPT, GEAM and GE expressly disclaim that they are members of a “group.” GE disclaims beneficial ownership of all such shares. The principal address of GEAM is 3001 Summer Street, Stamford, CT 06905.
(2)

JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“First Plaza”) may be deemed an affiliate of Performance Equity Associates (“PEA”). PEA owns 51% of Performance Equity Management, LLC (“PEM”). First Plaza is a New York trust holding assets of certain employee benefit plans of General Motors (“GM”), its subsidiaries and unrelated employers. Promark Investment Advisors, Inc. (“Promark”), an indirect wholly-owned subsidiary of GM and 49% owner of PEM, is investment manager to First Plaza. Pursuant to a Subadvisory Agreement, Promark has delegated management of certain assets of First Plaza to PEM, including the assets of First Plaza invested in BlackRock Kelso Capital

Corporation. Each of PEM and Promark is registered as an investment adviser under the Investment Advisers Act of 1940. Promark, in its capacity as a fiduciary to the pension plans in First Plaza, has the power to direct the trustee as to the voting and disposition of First Plaza’s shares in BlackRock Kelso Capital Corporation. Because of First Plaza trustee’s limited role, beneficial ownership of the BlackRock Kelso Capital Corporation shares by the trustee is disclaimed by the trustee. The principal address of PEM and PEA is 2 Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830. The principal address of First Plaza and Promark is 767 Fifth Avenue, New York, New York 10153. The information regarding the amount of shares is based on information included in Schedule 13G filed with the SEC on February 10, 2010 by Promark.

(3)	Excludes shares owned by the individual’s adult children and shares owned by a family trust, as to each of which the individual disclaims beneficial ownership. Includes 324,769 shares owned directly by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Securities Exchange Act of 1934 or otherwise.
(4)	Includes unvested shares of restricted common stock that the individual has the right to vote.
(5)	Includes shares held in brokerage accounts that may be used as security on a margin basis.
(6)	Includes shares owned indirectly by an individual retirement account as to which the individual is the beneficiary and excludes shares owned indirectly by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Includes 324,769 shares owned directly by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Securities Exchange Act of 1934 or otherwise.
(7)	The address for all our officers and directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors at March 11, 2010. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors:
Jerrold B. Harris	Over $	100,000
William E. Mayer	Over $	100,000
François de Saint Phalle	Over $	100,000
Maureen K. Usifer	Over $	100,000

Interested Director and Executive Officer:
James R. Maher	Over $	100,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price of $9.99 per share of our common stock on March 11, 2010 on the NASDAQ Global Select Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Our investment activities are managed by the Advisor. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 12 dedicated investment professionals, who have extensive experience in commercial banking, investment banking, accounting, corporate law and private equity investing. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar and several senior executives of BlackRock, Inc. and its subsidiaries (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso & Company, L.P. and elsewhere; neither of those organizations provides us with investment advice.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Mr. Lazar and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor. For purposes of this paragraph, the term “control” has the meaning given to it in the 1940 Act.

The Company has entered into an investment management agreement with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Company has agreed to pay the Advisor a management fee based on the Company’s total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our senior management, our Chairman of the Board and certain members of the Advisor’s investment committee have ownership and financial interests in the Advisor and indirectly benefit from any increase in the Company’s total assets. In addition, our executive officers and directors and the employees of the Advisor and its investment committee serve or may serve as officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and BlackRock intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies.

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. The Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of its officers and their respective staffs. Subject to BlackRock’s oversight, PNC Global Investment Servicing Inc. (“PGIS”), a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), serves as our sub-administrator, accounting agent, investor services agent and transfer agent and provides legal and regulatory support services. PFPC Trust Company, another subsidiary of PNC, serves as custodian of our investment assets. PNC is a significant stockholder of BlackRock. Fees and indemnification in respect of BlackRock and the PNC subsidiary entities as providers of such services were approved by our Board of Directors, including the directors who are not “interested persons.”

We will not invest in any private company in which any of our affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with our affiliates, subject to compliance with such affiliates’ applicable allocation procedures, the allocation procedures of the Advisor and the requirements of the 1940 Act.

The principal executive office of each of the Company and the Advisor are located at 40 East 52nd Street, New York, New York 10022. The principal executive office of the Administrator is located at 55 East 52nd Street, New York, New York 10055.

See Note 3 to our financial statements included elsewhere in this prospectus for additional information regarding these relationships and transactions.

From time to time, we may invest in transactions in which our directors and officers or the officers and employees of the Advisor have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company and any other applicable laws. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board of Directors and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board of Directors, the Advisor and its investment committee with respect to the transaction.

Mr. Maher our Chief Executive Officer and Chairman of our Board of Directors, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue Equity Partners, L.P. (“Park Avenue”), a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Mr. Maher and Mr. Mayer own limited partner interests in the fund managed by Park Avenue. During 2006, we purchased $5,250,000 of senior secured loans of DynaVox Systems LLC and $14,400,000 of senior secured loans of Joerns Healthcare, LLC et al., both of which are portfolio companies of the fund managed by Park Avenue. In 2008, we purchased $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates. The transactions were approved by the Advisor, its investment committee and our Board of Directors after disclosure of these facts.

Mr. Maher owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. During 2006, we purchased the loans of DynaVox Systems LLC and of Joerns Healthcare, LLC et al. described above, and $16,000,000 of senior secured loans of Gleason Corporation and $8,000,000 of subordinated debt of MediMedia USA, Inc., each of which are portfolio companies of Vestar. During 2007 and 2008, we purchased approximately $27,100,000 of unsecured loans of BE Foods Investments, Inc., another portfolio company of Vestar. In 2008, we purchased $5,000,000 of subordinated notes and $500,000 of limited liability company interests from PGA Holdings, Inc. and affiliates, and $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates, each portfolio companies of Vestar. The transactions were approved by the Advisor and its investment committee after consideration of the significant relevant factors and disclosed to our Board of Directors.

THE ADVISOR

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 12 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, our Advisor, including our senior management, has evaluated more than 1,500 investment opportunities and completed more than 105 investments on our behalf, aggregating over $1.8 billion in capital provided to middle-market companies through December 31, 2009.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar, several senior executives of BlackRock and several of the Kelso Principals. The investment committee is primarily responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere, including providing access to a broad network of contacts.

James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor.

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At December 31, 2009, BlackRock’s assets under management was $3.346 trillion. BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®.

The Kelso Principals have an average tenure of at least eighteen years at Kelso. Kelso is a leading private equity firm and since 1980 has raised over $10 billion of committed private equity capital, investing primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Kelso was organized in 1971 and has since made investments in over 100 companies with aggregate initial capitalization of over $35 billion. The firm typically makes investments in companies where key managers make significant investments and works in partnership with management teams to create value for investors. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization does not participate in the activities of the Advisor or advise us.

Portfolio managers

Messrs. Maher and Lazar are the persons primarily responsible for the day-to-day management of our portfolio. Both Mr. Maher and Mr. Lazar have been employed by the Advisor since its formation in 2004. Biographical information with respect to Messrs. Maher and Lazar is set forth under “Management of the Company—Biographical information.”

Each investment opportunity requires the consensus of the investment committee in order to be approved, except that investments of less than approximately 3% of our net assets may be made without the prior approval of the investment committee if approved by Messrs. Maher and Lazar and two other members of the investment committee, one of whom must be an individual from BlackRock and the other a Kelso Principal. In addition, follow-on investments in existing portfolio companies generally do not require investment committee approval beyond that obtained when the initial investment in the company was made. Temporary investments, such as those in cash equivalents, U.S. Government Securities and other high quality debt investments that mature in one year or less, do not require approval by the investment committee.

At December 31, 2009, each of Mr. Maher and Mr. Lazar was a full time employee of the Advisor. Each has ownership and financial interests in the Advisor. Neither Mr. Maher nor Mr. Lazar receives any direct compensation from us. See “Certain Relationships and Transactions” for a description of certain relationships and transactions between us and Mr. Maher and Mr. Lazar.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers as of December 31, 2009.

Portfolio Manager	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)(2)
James R. Maher	Over $	1,000,000
Michael B. Lazar	Over $	1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price of $8.52 per share of our common stock on December 31, 2009 on the NASDAQ Global Select Market.

The investment committee

The Advisor’s investment committee is primarily responsible for approving our investments. The members of the investment committee are:

Committee Member	Affiliation	Title at Affiliated Entity
James R. Maher	BlackRock Kelso Capital Advisors LLC	Chairman and Chief Executive Officer

Michael B. Lazar	BlackRock Kelso Capital Advisors LLC	Chief Operating Officer

Laurence D. Fink	BlackRock, Inc.	Chairman and Chief Executive Officer

Robert S. Kapito	BlackRock, Inc.	President

Richard S. Davis	BlackRock, Inc.	Managing Director and Chief Operating Officer of Boston Office

Sacha M. Bacro	BlackRock, Inc.	Managing Director and Head of Capital Markets

Rick M. Rieder*	BlackRock, Inc.	Managing Director and Head of Corporate Credit

James Keenan*	BlackRock, Inc.	Managing Director and Head of Leveraged Finance

Committee Member	Affiliation	Title at Affiliated Entity
Leland T. Hart*	BlackRock, Inc.	Managing Director, Leveraged Finance

Frank T. Nickell	Kelso & Company, L.P.	President and Chief Executive Officer

Michael B. Goldberg	Kelso & Company, L.P.	Managing Director

Frank J. Loverro	Kelso & Company, L.P.	Managing Director

George E. Matelich	Kelso & Company, L.P.	Managing Director

*	Designee for formal appointment at next meeting of the investment committee.

Such persons may not necessarily continue to hold such positions or be involved in the performance by the Advisor of its obligations to us during the entire term of the investment management agreement referred to below.

The investment committee generally meets monthly to review prospective investments identified by the Advisor’s investment team and monitors the performance of our investment portfolio. The investment committee’s role is limited to providing oversight and guidance to compliment and supervise the Advisor’s day-to-day management of our investment portfolio. Each member of the investment committee has a single vote and each member’s vote counts equally.

Investment management agreement

We have entered into an investment management agreement, which we refer to as the management agreement, with the Advisor, under which the Advisor, subject to the overall supervision of our Board of Directors, manages our day-to-day operations and provides us with investment advisory services. For providing these services, the Advisor receives a base management fee from us at an annual rate of 2.0% of our total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears.

On June 22, 2008, the owners of the Advisor amended its limited liability operating agreement to reduce the voting power of certain of its owners, which may have been deemed to cause an “assignment,” as defined in the 1940 Act, of our previous investment management agreement and such an assignment results in termination of the agreement under the 1940 Act. Pursuant to the approval of our Board of Directors at an in-person meeting on March 5, 2008 and of our stockholders at our Annual Meeting of Stockholders on April 24, 2008, we entered into a new investment management agreement, the terms of which are identical to the previous investment management agreement, except for the date of the agreement and the expiration of its initial term. The date of the new agreement is June 22, 2008 and its initial term expires on June 22, 2010.

For the years ended December 31, 2009, 2008 and 2007, the Advisor earned $18,498,189, $22,716,602 and $17,095,983, respectively, in base management fees, net of waiver provisions until June 30, 2007, under the management agreement. The 2007 amount would have been $19,152,889 without the fee waivers.

The management agreement provides that the Advisor or its affiliates may be entitled to an incentive fee (the “Incentive Fee”) under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return during the applicable fee measurement period and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to our stockholders exceed an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

The Advisor will be entitled to receive the Incentive Fee from us if our performance exceeds a “hurdle rate” during different measurement periods: the pre-offering period; the transition period; trailing four quarters’ periods (which applies only to the portion of the Incentive Fee based on income); and annual periods (which applies only to the portion of the Incentive Fee based on capital gains).

•	The “pre-offering period” began on July 25, 2006 and ended on June 30, 2007.

•	The “transition period” began on July 1, 2007 and ended on June 30, 2008.

•

The initial “trailing four quarters’ periods” ended on September 30, 2008. In other words, the income portion of the Incentive Fee payable for the quarterly period ended on September 30, 2008 was determined by reference to the four quarter period ended on September 30, 2008.

•	The term “annual period” means the period beginning on July 1 of each calendar year beginning in 2007 and ending on June 30 of the next calendar year.

The hurdle rate for each quarterly portion of a measurement period is 2.0% multiplied by the net asset value of our common stock at the beginning of each calendar quarter during the measurement period calculated after giving effect to any distribution that occurred during the measurement period. A portion of the Incentive Fee is based on our income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income. For each of the first three measurement periods referred to above (the pre-offering period, the transition period and each trailing four quarters’ period), we paid or will pay the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period exceeds (B) the hurdle rate for the period. The amount of the excess of (A) over (B) described in this paragraph for each period is referred to as the excess income amount.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equal 20% of the period’s income amount distributed or distributable to stockholders as described in clause (A) of the preceding paragraph. Thereafter, the portion of the Incentive Fee based on income for the period equals 20% of the period’s remaining excess income amount.

Periodic Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each annual period, we paid or will pay the Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, to the extent they exceed gross unrealized capital depreciation, if any, occurring during the period exceeds (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess of (A) over (B) described in this paragraph is referred to as the excess gain amount.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s capital gain amount distributed or distributable to our stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period equals an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period equals 20% of the period’s remaining excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the capital gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable under the management agreement with respect to any period, we will account for our assets on a security-by-security basis. In addition, we use the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

The following is a graphical representation of the calculation of the portion of the Incentive Fee based on income.

Annual Incentive Fee

Net income

(expressed as a percentage of the value of net assets)

Percentage of net income comprising Incentive Fee

Example of Calculation of Net Income Portion of Incentive Fee

For each trailing four quarters’ period, beginning with the four quarter period ending September 30, 2008

Formula

The formula for the net income portion of the Incentive Fee for any trailing four quarters’ post-offering period can be expressed as follows:

Incentive Fee with respect to net income—

•

When the annualized rate of return to shareholders exceeds the hurdle but does not exceed 13.33% = 50% x (trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – hurdle amount) – incentive fees with respect to net income paid in the prior three quarters

•

When the annualized rate of return to shareholders exceeds 13.33% = 50% x (13.33% x net asset value – hurdle amount) + 20% x (the excess (if any) of trailing four quarters’ net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – 13.33% x net asset value) – incentive fees with respect to net income paid in the prior three quarters

Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

Assumptions

•	Number of full calendar quarters in period = 4

•	Net Asset Value = $500.0 million

•	Total Assets = $500.0 million

•	Quarter 1 net income(1) = $15.0 million

•	Quarter 1 incentive fee paid = $0.0 million

•	Quarter 2 net income = $10.0 million

•	Quarter 2 incentive fee paid = $0.0 million

•	Quarter 3 net income = $37.5 million

•	Quarter 3 incentive fee paid with respect to net income = $13.5 million

•	Quarter 3 incentive fee paid with respect to net realized capital gains = $0.15 million

•	Net realized capital gains, Quarters 1 through 3 = $1.5 million

•	Net unrealized capital appreciation, Quarters 1 through 3 = $0.5 million

•	Hurdle(2) = 8.00%

•	Base management fee(3) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.25%

Additional Assumptions

•	Quarter 4 net income = Quarter 4 income – base management fee – other expenses = $20.75 million – 0.50% x $500.0 million – 0.25% x $500.0 million = $20.75 million – $3.75 million = $17.0 million

•	Quarter 4 net realized capital gain = $0.5 million

•	Quarter 4 net unrealized capital appreciation = $1.0 million

•

Trailing four quarters’ post–offering net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains = Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 quarterly net income – (excess, if any, of trailing four quarters’ post-offering period net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4 over trailing four quarters’ post-offering period net realized capital gains from beginning of Quarter 1 to end of Quarter 4) = $15.0 million + $10.0 million + $37.5 million + $17.0 million – $0.0 million (as there was no trailing four quarters’ post-offering period net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4) = $79.5 million

•	Hurdle amount = 8.00% x $500.0 million = $40.0 million

Determination of Incentive Fee

Trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains equals $79.5 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to net income in Quarter 4. The net income portion of the Incentive Fee for this quarter equals 50% of the amount by which the trailing four quarters’ post-offering net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains exceeds the Hurdle amount, until the cumulative Incentive Fee payments with respect to net income equal 20% of the trailing four quarters’ net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains (would occur if such amount for the trailing four quarters’ represented an annualized return on net assets of 13.33% or higher, which is the case in this example), less any incentive fees paid with respect to net income in the prior three quarters.

Incentive Fee with respect to net income = 50% x (13.33% /4 x $500.0 million – Hurdle amount) + 20% x (trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – 13.33% /4 x $500.0 million) – incentive fees with respect to net income paid in the prior three quarters

= 50% x ($66.66 million – $40.0 million) + 20% x ($79.5 million – $66.66 million) – $13.5 million

= 50% x $26.66 million + 20% x $12.84 million – $13.5 million

= $2.4 million

Conclusion

The Incentive Fee payable at the end of Quarter 4 with respect to net income for the trailing four quarters’ period equals $2.4 million.

(1)	Net income refers to taxable net income, excluding any realized capital gain and loss and unrealized capital appreciation and depreciation.
(2)	Represents an annual hurdle of 8.00% of the value of net assets.
(3)	Represents quarterly portion of an annual base management fee of 2.00% of the value of total assets.
(4)	Excludes offering expenses and is expressed as a percentage of the value of net assets.

Examples of Calculation of Capital Gains Portion of Incentive Fee

For each annual period beginning on July 1, commencing July 1, 2007, and ending on the day prior to the first anniversary of such date

Formula

The formula for the capital gains portion of the Incentive Fee for each annual period can be expressed as follows:

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

The following Alternative 1 and Alternative 2 assume that with respect to each year, the trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains exceeds the hurdle amount.

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair value of Investment B determined to be $32 million

•	Year 3: fair value of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None

•	Year 4: $200,000 (20% multiplied by $1 million realized capital gains on sale of investment B)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $25 million

•	Year 3: fair value of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: fair value of Investment B determined to be $35 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•	Year 3: $1 million (20% multiplied by $5 million realized capital gains on Investment C)

•	Year 4: None

With respect to each year, if the trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains did not exceed the hurdle amount, the capital gains portion of the Incentive Fee could be reduced because no Incentive Fee is payable unless the sum of (1) the amount of net income used in the determination of the Incentive Fee, if any, based on income and (2) the amount of net realized capital gains in excess of unrealized capital depreciation used in the determination of the Incentive Fee, if any, based on capital gains exceeds the hurdle amount. The following Alternative 3 and Alternative 4 illustrate the calculation of the capital gains portion of the Incentive Fee when the hurdle amount is exceeded only after capital gains are taken into account.

Alternative 3

Assumptions

•	Year 1: Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $8.0 million

Determination of Incentive Fee

Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to net income. However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $8.0 million, when added to net income of $38.0 million, results in a total of $46.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

= 50% x ($46.0 million – $40.0 million), up to a limit of 20% x $8.0 million

= 50% x $6.0 million, up to a limit of $1.6 million

= $1.6 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $1.6 million.

Alternative 4

Assumptions

•	Year 1: Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $3.0 million

Determination of Incentive Fee

Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to net income. However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $3.0 million, when added to net income of $38.0 million, results in a total of $41.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

•	= 50% x ($41.0 million – $40.0 million), up to a limit of 20% x $3.0 million

•	= 50% x $1.0 million, up to a limit of $0.6 million

•	= $0.5 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $0.5 million.

For the years ended December 31, 2009, 2008 and 2007 the Advisor earned $16,818,602, zero and $9,412,097, respectively, in incentive fees from the Company.

Payment of our expenses

All investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	dividends and distributions on our preferred shares, if any, and common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. For the years ended December 31, 2009, 2008 and 2007, we incurred $1,466,563, $1,027,135 and $876,429, respectively, for costs and expenses reimbursable to the Advisor under the management agreement.

From time to time, the Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Advisor for such amounts paid on our behalf. For the years ended December 31, 2009, 2008 and 2007, we reimbursed the Advisor $1,978,629, $1,691,420 and $1,475,237, respectively, for payments made on our behalf to third party providers of goods and services.

Indemnification

The management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, and provides for indemnification by us of its members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to certain limitations and conditions.

Board and stockholder approval of the management agreement

The management agreement was originally approved by our Board of Directors at an in-person meeting of the Board of Directors held on April 14, 2005, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). In addition, the management agreement was approved by our sole stockholder on July 21, 2005. On June 22, 2008, the owners of the Advisor amended its limited liability operating agreement to reduce the voting power of certain of its owners, which may have been deemed to cause an “assignment,” as defined in the 1940 Act, of our previous investment management agreement and such an assignment results in termination of the agreement under the 1940 Act. Pursuant to the approval of our Board of Directors at an in-person meeting on March 5, 2008 and of our stockholders at our Annual Meeting of Stockholders on April 24, 2008, we entered into a new investment management agreement, the terms of which are identical to the previous investment management agreement, except for the date of the agreement and the expiration of its initial term. The date of the new agreement is June 22, 2008 and its initial term expires on June 22, 2010. A discussion regarding the basis for the Board’s approval of the investment management agreement is available in our Proxy Statement for our 2008 Annual Meeting of Stockholders.

Duration and termination

The management agreement will continue in effect until June 22, 2010, and if not sooner terminated, will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of our Board of Directors or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board of Directors who are not parties to the management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. We may terminate the management agreement as a whole at any time, without the payment of any penalty, upon the vote of a majority of our Board of Directors or a majority of our outstanding voting securities or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The management agreement will terminate automatically in the event of its assignment.

Organization of the Advisor

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the SEC under the Advisers Act. Its principal executive offices are located at 40 East 52nd Street, New York, New York. James R. Maher and Michael B. Lazar, the managing members of the Advisor, are the control persons of the Advisor.

Administration agreement

We have entered into an administration agreement with the Administrator, a subsidiary of BlackRock, under which the Administrator provides administrative services to us. In payment for these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

For the years ended December 31, 2009, 2008 and 2007, we incurred $642,993, $847,387 and $947,028, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

License agreements

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Michael B. Lazar, our Chief Operating Officer, and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. We generally obtain market quotations from an independent pricing service or one or more broker-dealers or market makers and utilize the average of the range of bid and ask quotations when determining fair value. However, debt investments with remaining maturities within 60 days are valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for substantially all of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

•

the investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

•	the audit committee of our Board of Directors reviews the preliminary valuations of the independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is valued at cost, which approximates fair value. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

Effective January 1, 2008, the Company adopted changes issued by the Financial Accounting Standards Board (“FASB”) to Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. The adoption of these changes did not have a material impact on the Company’s financial statements. ASC 820-10 defines fair value as the price that a company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

ASC 820-10 establishes a hierarchy that classifies these inputs into the three broad levels listed below:

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2—Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our Board of Directors that is described above and is consistent with ASC 820-10. Consistent with this valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

Determinations in connection with offerings

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors closely approximates the market value of such securities (less any distributing commission or discount).

On February 8, 2010, at a special meeting of stockholders, our stockholders approved a proposal that enables us, in one or more public or private offerings and with approval of our Board of Directors and subject to certain other conditions, to sell or otherwise issue shares of our common stock at a price below its then current net asset value. This authorization is effective for a twelve-month period expiring on February 8, 2011.

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made, subject to certain exceptions discussed above. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of your common shares elects to receive cash by contacting PNC Global Investment Servicing Inc., or PGIS, a Massachusetts corporation, agent for stockholders in administering our amended and restated dividend reinvestment plan, or the plan, all dividends declared for you in common shares of our company will be automatically reinvested by the plan agent in additional common shares of our company. If the registered owner of your common shares elects not to participate in the plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PGIS, as dividend disbursing agent. You may elect not to participate in the plan and to receive all dividends in cash by sending written instructions or by contacting PGIS, as dividend disbursing agent, at the address set forth below. Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the plan agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of our company for you. As this approach may cause you to incur brokerage charges or other transaction costs, we recommend that you consult with your broker or financial adviser. If you wish for all dividends declared on your common shares of our company to be automatically reinvested pursuant to the plan, please contact your broker.

The plan agent will open an account for each common stockholder under the plan in the same name in which such common stockholder’s common shares are registered. Whenever we declare a dividend or other distribution payable in cash, non-participants in the plan will receive cash and participants in the plan will receive the number of common shares referred to below. The common shares will be paid to the plan agent for the participants’ accounts through receipt of additional unissued but authorized common shares or treasury common shares from us. The number of newly issued or treasury common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by 95% of the market price per common share on the payment date for the dividend or other distribution. Under certain circumstances, this feature of the plan may cause us to issue or sell shares of our common stock at a price that is less than our net asset value per share, which could cause our common stockholders to experience dilution.

The plan agent maintains all stockholders’ accounts in the plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common shares in the account of each plan participant will be held by the plan agent on behalf of the plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the plan. The plan agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the plan.

There will be no brokerage charges with respect to common shares issued directly by us. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. For additional details, see “Material U.S. Federal Tax Matters.” Participants that request a sale of shares through the plan agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

We reserve the right to amend or terminate the plan. There is no direct service charge to participants in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants.

All correspondence concerning the plan should be directed to the plan agent at PNC Global Investment Servicing Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our amended certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 56,601,229 shares were outstanding as of March 11, 2010, and 500 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of March 11, 2010.

Set forth below are our outstanding classes of capital stock as of March 11, 2010.

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
BlackRock Kelso Capital Corporation	Common Stock	100,000,000	961,679	56,601,229

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board of Directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future under the Securities Act of 1933 in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our amended certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

•

subject to the rights of any holders of preferred stock, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Chief Executive Officer or Secretary.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3 % of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our Board of Directors to be amended. The affirmative vote of the holders of at least 66   2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws.

Limitations of liability and indemnification

Under our amended certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our Board of Directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. Our Board of Directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board of Directors has determined that provisions with respect to the Board of Directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture”. An indenture is a contract between us and The Bank of New York, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs”. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of securities in registered form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name”. Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of securities in registered form” above.

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Issuance of securities in registered form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of default”.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and paying agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date”. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest”.

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Global securities”.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	we do not pay interest on a debt security of the series within 30 days of its due date.

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give your trustee written notice that an Event of Default has occurred and remains uncured.

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under

“Events of default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture provisions—limitation on liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	we must deliver certain certificates and documents to the trustee.

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how- approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture provisions—subordination” below. In order to achieve covenant defeasance, we must do the following:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture provisions—subordination”.

Form, exchange and transfer of certificated registered securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture provisions—limitation on liens

If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.

Indenture provisions—subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The trustee under the indenture

The Bank of New York will serve as the trustee under the indenture. The Bank of New York is one of a number of banks with which we maintain ordinary banking relationships.

Certain considerations relating to foreign currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-entry securities

DTC will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 2.2 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of

Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts, upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We are a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million;

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital surplus of not less than $2 million.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation—Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet certain diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

Code of ethics

We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy each code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov . You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

As an investment advisor registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

The Advisor, through the Administrator’s operations group, has engaged a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to the Advisor, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by the Advisor’s employees, one of whom must approve the proxy vote in writing and return such written approval to the Administrator’s operations group. The Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of our stockholders. If there is any possibility that a vote may involve a material conflict of interest, prior to approving such vote, the Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Advisor’s employees shall vote the proxy in accordance with the Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer

BlackRock Kelso Capital Corporation

40 East 52nd Street

New York, NY 10022

Other

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status and obtain favorable RIC tax treatment, we must meet certain requirements including source of income, asset diversification and distribution requirements. See “Material U.S. Federal Tax Matters.”

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, reviewed these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designated a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, the Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly on brokerage or research services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL TAX MATTERS

The following discussion is a general summary of the material U.S. Federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, pension plans and trusts, tax-exempt organizations, partnerships or other pass-through entities, U.S. stockholders (as defined below) whose financial currency is not the U.S. dollar, persons who mark-to-market our shares and persons holding our common shares as part of a “hedge”, “straddle”, “conversion” or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that investors hold our common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion . This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. Federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, debt securities, warrants representing rights to purchase shares of our preferred stock, common stock or debt securities, or subscription rights. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a beneficial holder of shares of our common stock that is for U.S. federal income tax purposes (1) a person who is a citizen or individual resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds the shares of our common stock, the tax treatment of the partnership and each partner generally will depend on status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their independent tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company as a RIC

We intend to qualify each year to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year, (b) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (c) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have not yet received SEC Certification, but it is possible that we will receive SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include in the computation of the 50 percent value of our assets (described in (b)(i) above) the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5 percent of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to our stockholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests discussed above. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement (as discussed below), we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax payable by us (the “Excise Tax Avoidance Requirement”). To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to at least the sum of:

(1) 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2) 98 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our fiscal year); and

(3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4 percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not qualify as a RIC or do not satisfy the Annual Distribution Requirement, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a corporation even if we would otherwise qualify as a RIC.

Company investments

We may make certain investments that would subject us to special provisions of the Code that may, among other things, defer the use of certain deductions or losses or affect the holding period of securities held by us or the character of the gains or losses realized by us. These provisions may also require that we recognize income or gain without receiving cash with which to make distributions. In particular, we may recognize original issue discount if we acquire zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount, which could but is not expected to be significant relative to our overall investment activities, generally will be included in income in the taxable year of accrual and before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining favorable RIC treatment and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for favorable RIC treatment and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders

Distributions we pay to you from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to you as ordinary income to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the length of time you have owned our shares, and regardless of whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset).

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A stockholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup Withholding . We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28% (until January 1, 2011 when a higher rate of 31% will apply absent Congressional action), from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the Internal Revenue Service.

Taxation of non-U.S. stockholders

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In this latter case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain such refund the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business carried on by the corporate non-U.S. stockholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty).

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders should consult their independent tax advisor with respect to the particular tax consequences to them of an investment in our shares.

New Legislation. Legislation was enacted on March 18, 2010 which significantly changes the reporting requirements of certain non-U.S. persons. Under this legislation, unless such non-U.S. persons comply with reporting requirements about their direct and indirect U.S. owners, a 30% withholding tax would be imposed on certain payments, including payments of U.S.-source dividends and gross proceeds from the sale of common stock that can produce U.S.-source dividends, that are paid to certain non-U.S. financial institutions, investment funds and other non-U.S. persons. Non-U.S. stockholders are encouraged to consult with their tax advisors regarding the possible implications of the legislation on their investment in our common shares.

Backup Withholding. A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their independent tax advisor with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their independent tax advisor concerning the tax considerations relevant to their particular situation.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

CUSTODIAN, TRANSFER AGENT AND TRUSTEE

PNC Global Investment Servicing Inc., or PGIS, a subsidiary of PNC, provides administrative and accounting services to us under a sub-administration and accounting services agreement. PFPC Trust Company, a subsidiary of PNC, provides custodian services to us pursuant to a custodian services agreement. Also, PGIS provides transfer agency and compliance support services to us under a transfer agency agreement and a compliance support services agreement, respectively. For the services provided to us by PGIS and its affiliates, PGIS is entitled to an annual fee equal to a percentage of our average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. The Bank of New York acts as trustee for offerings of our debt securities.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Attorneys at Skadden, Arps, Slate, Meagher & Flom LLP involved in the representation of the Company beneficially own approximately 17,713 shares of our common stock at March 11, 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of securityholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our securityholders, although certain nonpublic personal information of our securityholders may become available to us. We do not disclose any nonpublic personal information about our securityholders or former securityholders to anyone, except as permitted by law or as is necessary in order to service securityholders accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our securityholders to our investment advisor’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our securityholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

BlackRock Kelso Capital Corporation:

We have audited the accompanying statements of assets and liabilities of BlackRock Kelso Capital Corporation (the “Company”), including the schedules of investments, as of December 31, 2009 and 2008, and the related statements of operations, changes in net assets, and cash flows for each of the three years ended December 31, 2009 and the financial highlights for each of the four years ended December 31, 2009 and for the period from July 25, 2005 (inception) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2009 and 2008, by correspondence with the custodian, loan agent or borrower; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Kelso Capital Corporation as of December 31, 2009 and 2008, and the results of its operations, changes in net assets, and its cash flows for each of the three years ended December 31, 2009 and the financial highlights for each of the four years ended December 31, 2009 and for the period from July 25, 2005 (inception) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2009, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 12, 2010 expressed an unqualified opinion on the Company’s internal control over financial reporting.

/s/ Deloitte & Touche LLP

New York, New York

March 12, 2010

BlackRock Kelso Capital Corporation

Statements of Assets and Liabilities

	December 31, 2009	December 31, 2008

Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $963,463,604 and $1,115,354,825)	$810,035,780	$875,633,291
Non-controlled, affiliated investments (amortized cost of $63,942,195 and $64,268,941)	26,793,989	40,015,080
Controlled investments (amortized cost of $27,414,204 and $56,207,945)	9,912,276	11,196,555

Total investments at fair value (amortized cost of $1,054,820,003 and $1,235,831,711)	846,742,045	926,844,926
Cash and cash equivalents	5,048,136	15,024,972
Cash denominated in foreign currencies (cost of $759,760 and $764,413)	759,765	761,299
Unrealized appreciation on forward foreign currency contracts	203,998	717,972
Interest receivable	18,441,527	16,300,537
Dividends receivable	6,620,903	4,161,246
Prepaid expenses and other assets	1,710,105	2,380,988

Total Assets	$879,526,479	$966,191,940

Liabilities:
Payable for investments purchased	$557,483	$1,005,101
Unrealized depreciation on forward foreign currency contracts	—	1,054,165
Credit facility payable	296,000,000	426,000,000
Interest payable on credit facility	959,458	835,491
Dividend distributions payable	18,072,063	19,463,166
Base management fees payable	4,547,129	5,725,029
Incentive management fees payable	16,818,602	—
Accrued administrative services	201,728	170,445
Other accrued expenses and payables	2,807,254	1,643,042

Total Liabilities	339,963,717	455,896,439

Net Assets:
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 57,436,875 and 55,670,594 issued and 56,475,196 and 55,292,487 outstanding	57,437	55,671
Paid-in capital in excess of par	826,617,395	818,627,914
Undistributed net investment income	19,463,949	3,855,016
Accumulated net realized gain (loss)	(93,279,572)	243,475
Net unrealized depreciation	(207,870,547)	(309,295,567)
Treasury stock at cost, 961,679 and 378,107 shares held	(5,425,900)	(3,191,008)

Total Net Assets	539,562,762	510,295,501

Total Liabilities and Net Assets	$879,526,479	$966,191,940

Net Asset Value Per Share	$9.55	$9.23

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Operations

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007

Investment Income:
From non-controlled, non-affiliated investments:
Interest	$119,051,462	$134,491,870	$118,219,979
Dividends	1,479,116	1,760,131	940,969
Other income	23,571	166,777	55,695
From non-controlled, affiliated investments:
Interest	2,255,171	4,246,547	3,259,182
Dividends	1,110,885	1,262,730	1,191,434
Other income	—	50,000	300,000
From controlled investments:
Interest	913,852	1,217,658	3,808,869
Other income	50,000	—	—

Total investment income	124,884,057	143,195,713	127,776,128

Expenses:
Base management fees	18,498,189	22,716,602	19,152,889
Incentive management fees	16,818,602	—	9,412,097
Interest and credit facility fees	6,416,888	18,667,097	20,272,906
Investment advisor expenses	1,466,563	1,027,135	876,429
Professional fees	1,126,665	1,775,146	1,249,491
Administrative services	807,837	1,037,712	1,144,394
Amortization of debt issuance costs	683,552	654,460	387,706
Insurance	569,201	535,420	341,016
Director fees	360,095	286,834	399,385
Other	1,070,904	955,585	726,914

Expenses before management fee waiver	47,818,496	47,655,991	53,963,227
Base management fee waiver	—	—	(2,056,906)

Net expenses	47,818,496	47,655,991	51,906,321

Net investment income before excise taxes	77,065,561	95,539,722	75,869,807
Excise tax expense	(1,012,791)	(436,733)	(24,035)

Net Investment Income	76,052,770	95,102,989	75,845,772

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-controlled, non-affiliated investments	(63,987,289)	145,474	1,516,109
Non-controlled, affiliated investments	12,240	112,783	107,007
Controlled investments	(42,556,492)	—	—
Foreign currency	(3,706,527)	5,869,599	(2,268,909)

Net realized gain (loss)	(110,238,068)	6,127,856	(645,793)

Net change in unrealized appreciation or depreciation on:
Non-controlled, non-affiliated investments	86,293,709	(208,150,014)	(33,457,861)
Non-controlled, affiliated investments	(22,969,287)	(22,758,886)	(1,494,975)
Controlled investments	37,584,406	(20,963,931)	(24,047,459)
Foreign currency translation	516,193	134,604	19,681

Net change in unrealized appreciation or depreciation	101,425,021	(251,738,227)	(58,980,614)

Net realized and unrealized gain (loss)	(8,813,047)	(245,610,371)	(59,626,407)

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,239,723	$(150,507,382)	$16,219,365

Net Investment Income Per Share	$1.36	$1.76	$1.66

Earnings (Loss) Per Share	$1.20	$(2.78)	$0.35

Basic and Diluted Weighted-Average Shares Outstanding	55,923,757	54,043,069	45,714,141
Dividends Declared Per Share	$0.80	$1.72	$1.69

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007

Net Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$76,052,770	$95,102,989	$75,845,772
Net realized gain (loss)	(110,238,068)	6,127,856	(645,793)
Net change in unrealized appreciation or depreciation	101,425,021	(251,738,227)	(58,980,614)

Net increase (decrease) in net assets resulting from operations	67,239,723	(150,507,382)	16,219,365

Dividend Distributions to Stockholders from:
Net investment income	(44,582,894)	(92,157,734)	(76,491,196)
Net realized gains	(238,525)	(729,635)	(519,782)

Total dividend distributions	(44,821,419)	(92,887,369)	(77,010,978)

Capital Share Transactions:
Proceeds from shares sold	—	—	164,143,683
Less offering costs	—	—	(9,890,023)
Reinvestment of dividends	9,083,849	28,689,391	72,929,900
Purchases of treasury stock	(2,234,892)	(3,191,008)	—

Net increase in net assets resulting from capital share transactions	6,848,957	25,498,383	227,183,560

Total Increase (Decrease) in Net Assets	29,267,261	(217,896,368)	166,391,947
Net assets at beginning of year	510,295,501	728,191,869	561,799,922

Net assets at end of year	$539,562,762	$510,295,501	$728,191,869

Capital Share Activity:
Shares issued from subscriptions	—	—	10,273,904
Shares issued from reinvestment of dividends	1,766,281	2,845,485	4,923,800
Purchases of treasury stock	(583,572)	(378,107)	—

Total increase in shares	1,182,709	2,467,378	15,197,704

Undistributed (distributions in excess of) net investment income at end of year	$19,463,949	$3,855,016	$(5,411,353)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Cash Flows

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007

Operating Activities:
Net increase (decrease) in net assets resulting from operations	$67,239,723	$(150,507,382)	$16,219,365
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(46,757,709)	(197,266,147)	(711,280,828)
Sales (purchases) of foreign currency—net	(5,182,402)	5,942,467	(1,390,874)
Proceeds from sales/repayments of long-term investments	128,224,448	120,312,897	310,435,608
Net change in unrealized depreciation on investments	(100,908,828)	251,872,831	59,000,295
Net change in unrealized appreciation on foreign currency translations	(516,193)	(134,604)	(19,681)
Net realized loss (gain) on investments	106,531,541	(258,257)	(1,623,116)
Net realized loss (gain) on foreign currency	3,706,527	(5,869,599)	2,268,909
Amortization of premium/discount—net	(5,537,815)	(3,275,791)	(1,500,246)
Amortization of debt issuance costs	683,552	654,460	387,706
Increase in interest receivable	(2,140,990)	(2,040,271)	(6,500,802)
Increase in dividends receivable	(2,459,657)	(2,364,631)	(1,753,345)
Increase in prepaid expenses and other assets	(12,669)	(614,883)	(331,980)
Increase (decrease) in payable for investments purchased	(447,618)	1,005,101	(16,260,000)
Increase (decrease) in interest payable on credit facility	123,967	(672,786)	1,355,484
Increase (decrease) in base management fees payable	(1,177,900)	118,816	3,449,131
Increase (decrease) in incentive management fees payable	16,818,602	—	(4,443,298)
Increase (decrease) in accrued administrative services payable	31,283	(190,673)	(5,236)
Increase in other accrued expenses and payables	1,164,212	551,889	289,932

Net cash provided by (used in) operating activities	159,382,074	17,263,437	(351,702,976)

Financing Activities:
Net proceeds from issuance of common stock	—	—	154,253,660
Dividend distributions paid	(37,128,672)	(48,045,418)	(16,573,982)
Borrowings under credit facility	72,400,000	202,700,000	1,459,103,995
Repayments under credit facility	(202,400,000)	(158,000,000)	(1,241,803,995)
Increase in deferred debt issuance costs	—	(25,612)	(1,344,843)
Purchases of treasury stock	(2,234,891)	(3,191,008)	—

Net cash provided by (used in) financing activities	(169,363,563)	(6,562,038)	353,634,835

Effect of exchange rate changes on cash and cash equivalents	3,119	(3,687)	(6,088)

Net increase (decrease) in cash	(9,978,370)	10,697,712	1,925,771
Cash and cash equivalents, beginning of year	15,786,271	5,088,559	3,162,788

Cash and cash equivalents, end of year	$5,807,901	$15,786,271	$5,088,559

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid during period for:
Interest	$5,967,197	$19,093,363	$18,676,650
Taxes	$515,351	$132,484	$85,190
Dividend distributions reinvested	$9,083,849	$28,689,391	$72,929,990

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Senior Secured Notes—9.0%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14	Glass Yarns/ Fibers	$23,500,000	$23,131,937	$19,740,000
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	31,503,017	31,503,017	28,667,746

Total Senior Secured Notes			54,634,954	48,407,746

Unsecured Debt—23.5%
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	57,401,749	57,401,749	56,138,911
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	42,889,344	42,889,344	14,024,815
Marquette Transportation Company Holdings, LLC, 14.75% PIK, 3/21/14	Transportation	52,253,576	52,253,576	51,365,265
Marsico Parent Holdco, LLC et al., 12.50% PIK, 7/15/16, acquired 11/28/07(d)	Financial Services	11,279,758	11,279,758	3,508,005
Marsico Parent Superholdco, LLC et al., 14.50% PIK, 1/15/18, acquired 11/28/07(d)	Financial Services	7,791,207	7,483,674	1,947,802

Total Unsecured Debt			171,308,101	126,984,798

Subordinated Debt—24.7%
A & A Manufacturing Co., Inc., 16.00% (14.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	19,542,243	19,542,243	14,871,647
Conney Safety Products, LLC, 18.00% (16.00% cash, 2.00% PIK), 10/1/14	Safety Products	30,300,750	30,300,750	25,452,630
DynaVox Systems LLC, 15.00%, 6/23/15	Augmentative Communication Products	25,000,000	25,000,000	25,950,000
Mattress Giant Corporation, 11.00% PIK, 12/31/12(e)	Bedding—Retail	5,744,147	2,521,202	3,521,162
MediMedia USA, Inc., 11.38%, 11/15/14, acquired multiple dates(d)	Information Services	8,000,000	8,058,173	6,728,000
The Pay-O-Matic Corp., 14.00% (12.00% cash, 2.00% PIK), 1/15/15	Financial Services	15,366,867	15,366,867	15,643,470
PGA Holdings, Inc., 12.50%, 3/12/16	Healthcare Services	5,000,000	4,923,000	5,100,000
Sentry Security Systems, LLC, 16.00% (14.00% cash, 2.00% PIK), 8/7/12	Security Services	10,834,674	10,834,674	10,607,146

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value(c)
Tri-anim Health Services, Inc. et al., 14.00% (12.00% cash, 2.00% PIK), 6/4/15	Healthcare Products	$15,021,667		$15,021,667	$15,322,100
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(d)	Security Services	7,000,000		7,000,000	7,000,000
Wastequip, Inc., 12.50% (10.00% cash, 2.50% PIK), 2/5/15	Waste Management Equipment	7,947,596		7,947,596	3,035,981

Total Subordinated Debt				146,516,172	133,232,136

Senior Secured Loans—93.3%(f)
Alpha Media Group Inc., First Lien, 12.00% PIK, 7/15/13	Publishing	3,964,202		2,669,800	2,055,532
Al Solutions, Inc., First Lien, 10.00%, 6/28/13(g)	Metals	150,000		147,418	150,000
American Residential Services L.L.C., Second Lien, 12.00% (10.00% cash, 2.00% PIK), 4/17/15	HVAC/Plumbing Services	41,215,100		41,215,100	40,102,293
American Safety Razor Company, LLC, Second Lien, 6.51% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	9,090,000
American SportWorks LLC, Second Lien, 20.00%, 6/27/14(g)(h)	Utility Vehicles	13,403,274		13,403,274	3,262,261
AmQuip Crane Rental LLC, Second Lien, 6.01% (LIBOR + 5.75%), 6/29/14	Construction Equipment	24,089,541		22,267,464	22,403,273
Applied Tech Products Corp. et al., Tranche A, First Lien, 7.75% (Base Rate + 4.50%), 10/24/10(h)	Plastic Packaging	731,669		730,747	275,359
Arclin US Holdings Inc., First Lien, 7.00% (Base Rate + 3.75%), 7/10/14(h)	Chemicals	6,423,655		3,357,410	5,607,851
Arclin US Holdings Inc., Second Lien, 10.75% (Base Rate + 7.50%), 7/10/15(h)	Chemicals	14,500,000		14,500,000	3,335,290
Bankruptcy Management Solutions, Inc., Second Lien, 6.48% (LIBOR + 6.25%), 7/31/13	Financial Services	24,187,500		24,187,500	17,802,000
The Bargain! Shop Holdings Inc., Term Loan A, First Lien, 14.50% (13.50% cash, 1.00% PIK), 6/29/12(i)	Discount Stores	13,602,460	(j)	13,211,257	12,975,113

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value(c)
The Bargain! Shop Holdings Inc., Term Loan B, First Lien, 14.50% (13.50% cash, 1.00% PIK), 7/1/12(i)	Discount Stores	$18,697,540	(j)	$17,511,078	$17,835,208
Berlin Packaging L.L.C., Second Lien, 6.76% (LIBOR + 6.50%), 8/17/15	Rigid Packaging	24,000,000		23,492,840	22,680,000
Champion Energy Corporation et al., First Lien, 14.50%, 5/22/11	Heating and Oil Services	30,000,000		30,000,000	30,210,000
Custom Direct, Inc. et al., Second Lien, 6.31% (LIBOR + 6.00%), 12/31/14	Printing	10,000,000		10,000,000	7,990,000
Deluxe Entertainment Services Group Inc., Second Lien, 11.00% (LIBOR + 9.00%), 11/11/13	Entertainment	12,000,000		12,000,000	11,148,000
Electrical Components International, Inc., First Lien, 9.25% (Base Rate + 6.00%), 5/1/14	Electronics	2,974,210		2,052,126	2,562,460
Electrical Components International, Inc., Second Lien, 11.50% (Base Rate + 8.25%), 5/1/14(h)	Electronics	26,000,000		22,891,103	8,874,840
Event Rentals, Inc., Acquisition Loan, First Lien, 7.75% (LIBOR + 4.25% cash, 2.00% PIK), 12/19/13	Party Rentals	3,217,840		3,217,840	2,622,540
Facet Technologies, LLC, Second Lien, 17.50% PIK, 7/26/12	Medical Devices	34,321,490		34,321,490	10,000,012
Facet Technologies, LLC, Guaranty(k)	Medical Devices	—		—	(225,000)
Fitness Together Franchise Corporation, First Lien, 11.50% (9.50% cash, 2.00% PIK), 11/10/13(g)	Personal Fitness	7,022,559		7,022,559	5,807,656
Heartland Automotive Services II, Inc. et al., Term Loan A, First Lien, 7.25% (Base Rate + 4.00%), 1/30/14	Automobile Repair	3,325,862		3,324,445	3,026,535
Heartland Automotive Services II, Inc. et al., Term Loan B, First Lien, 9.25% (Base Rate + 4.00% cash, 2.00% PIK), 1/30/14	Automobile Repair	2,258,858		2,258,680	1,951,653
HIT Entertainment, Inc., Second Lien, 5.78% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000		1,000,000	550,000
InterMedia Outdoor, Inc., Second Lien, 7.00% (LIBOR + 6.75%), 1/31/14	Printing/Publishing	10,000,000		10,000,000	8,520,000
Isola USA Corp., First Lien, 13.00% (Base Rate + 9.75%), 12/18/12	Electronics	10,901,316		10,002,294	10,138,224
Isola USA Corp., Second Lien, 17.75% (Base Rate + 14.50%), 12/18/13	Electronics	25,000,000		25,000,000	22,050,000

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
LJVH Holdings Inc., Second Lien, 5.75% (LIBOR + 5.50%), 1/19/15(i)	Specialty Coffee	$25,000,000	$25,000,000	$22,700,000
MCCI Group Holdings, LLC, Second Lien, 7.51% (LIBOR + 7.25%), 6/21/13	Healthcare Services	29,000,000	28,961,307	28,710,000
Navilyst Medical, Inc., Second Lien, 12.25%, 8/14/15	Healthcare Services	15,000,000	14,802,935	14,700,000
New Enterprise Stone & Lime Co., Inc., Second Lien, 12.50%, 7/11/14	Mining/ Construction	35,000,000	34,752,695	35,000,000
Oriental Trading Company, Inc., Second Lien, 6.24% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	802,500
Penton Media, Inc. et al., Second Lien, 5.28% (LIBOR + 5.00%), 2/1/14(e)	Information Services	26,000,000	25,680,299	4,290,000
Physiotherapy Associates, Inc. et al., Second Lien, 12.00% (Base Rate + 8.75%), 12/31/13	Rehabilitation Centers	17,000,000	17,000,000	15,759,000
PQ Corporation, Second Lien, 6.74% (LIBOR + 6.50%), 7/30/15	Specialty Chemicals	10,000,000	8,970,517	8,520,000
Premier Yachts, Inc. et al., Term A, First Lien, 3.98% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	5,973,418	5,960,283	5,973,418
Premier Yachts, Inc. et al., Term B, First Lien, 7.23% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,265,983	1,263,002	1,265,983
Sunrise Medical LTC LLC et al., Second Lien, 6.74% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,097,600
Total Safety U.S., Inc., Second Lien, 6.74% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	8,514,000
United Subcontractors, Inc., First Lien, 1.76% (LIBOR + 1.50%), 6/30/15(e)	Building and Construction	1,626,814	1,617,669	1,447,864
Water Pik, Inc., Second Lien, 5.73% (LIBOR + 5.50%), 6/15/14	Consumer Products	30,000,000	30,000,000	30,000,000
WBS Group LLC et al., Second Lien, 6.54% (LIBOR + 6.25%), 6/7/13	Software	20,000,000	20,000,000	17,000,000
Wembley, Inc., Second Lien, 8.50% (Base Rate + 5.25%), 8/22/12(h)	Gaming	1,000,000	1,000,000	67,500
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 4.25% (LIBOR + 4.00%), 3/30/11	Restaurants	6,850,000	6,850,000	4,719,650

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 7.25% (LIBOR + 7.00%), 3/30/11(h)	Restaurants	$8,334,656	$8,334,656	$6,784,379

Total Senior Secured Loans			616,377,788	503,152,994

Preferred Stock—1.1%
Alpha Media Group Holdings Inc., Series A-2(l)	Publishing	5,000	—	—
Facet Holdings Corp., Class A, 12.00% PIK(h)	Medical Devices	900	900,000	—
Fitness Together Holdings, Inc., Series A(g)(l)	Personal Fitness	187,500	173,326	—
Fitness Together Holdings, Inc., Series A-1(g)(l)	Personal Fitness	49,056	49,056	—
Fitness Together Holdings, Inc., Series B Convertible(g)(l)	Personal Fitness	11,343,804	6,500,000	779,000
M & M Tradition Holdings Corp., Series A Convertible, 16.00% PIK(e)	Sheet Metal Fabrication	4,968	4,968,000	5,117,040

Total Preferred Stock			12,590,382	5,896,040

Common Stock—3.5%(l)
Alpha Media Group Holdings Inc., Class B	Publishing	12,500	—	—
BKC ARS Blocker, Inc. (American Residential)(m)	HVAC/ Plumbing Services	1,000	192,418	1,610,000
BKC ASW Blocker, Inc. (American SportWorks)(g)(n)	Utility Vehicles	1,000	250,001	163,289
BKC DVSH Blocker, Inc. (DynaVox Systems)(o)	Augmentative Communication Products	100	1,000,000	2,560,000
BKC MTCH Blocker, Inc. (Marquette Transportation)(p)	Transportation	1,000	5,000,000	2,635,000
Facet Holdings Corp.	Medical Devices	10,000	100,000	—
Fitness Together Holdings, Inc.(g)	Personal Fitness	173,547	118,500	—
M & M Tradition Holdings Corp.(e)	Sheet Metal Fabrication	500,000	5,000,000	5,000,000
MGHC Holding Corporation (Mattress Giant)(e)	Bedding—Retail	2,285,815	2,285,815	—
USI Senior Holdings, Inc.(e)	Building and Construction	79,237	6,926,008	6,902,053

Total Common Stock			20,872,742	18,870,342

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Limited Partnership/Limited Liability Company Interests—2.4%
Big Dumpster Coinvestment, LLC(l)	Waste Management Equipment	$—	$5,333,333	$—
Marsico Parent Superholdco, LLC, 16.75% PIK, acquired 11/28/07(d)(h)	Financial Services	1,750	1,650,005	—
PG Holdco, LLC (Press Ganey), 15.00% PIK	Healthcare Services	333	333,333	346,654
PG Holdco, LLC (Press Ganey), Class A(l)	Healthcare Services	16,667	166,667	250,000
Prism Business Media Holdings LLC (Penton Media)(e)(l)	Information Services	68	14,943,201	515,870
Sentry Security Systems Holdings, LLC(l)	Security Services	147,271	147,271	479
Sentry Security Systems Holdings, LLC, 8.00% PIK	Security Services	602,729	602,729	602,729
VSS-AHC Holdings LLC (Advanstar)(l)	Printing/ Publishing	352,941	4,199,161	4,198,939
WBS Group Holdings, LLC, Class B, 16.00% PIK	Software	8,000	8,000,000	7,167,857

Total Limited Partnership/Limited Liability Company Interests			35,375,700	13,082,528

Equity Warrants/Options—0.2%(l)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	770,160
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	136,373
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	75,141
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	43,073
Marsico Superholdco SPV, LLC, expire 12/14/19, acquired 11/28/07(d)	Financial Services	455	444,450	—

Total Equity Warrants/Options			1,053,450	1,024,747

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			1,058,729,289	850,651,331
UNEARNED INCOME—(0.7)%			(3,909,286)	(3,909,286)

TOTAL INVESTMENTS—156.9%			$1,054,820,003	846,742,045

OTHER ASSETS & LIABILITIES (NET)—(56.9)%				(307,179,283)

NET ASSETS—100.0%				$539,562,762

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

(a)	Unaudited.
(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(c)	Fair value is determined by or under the direction of the Company’s Board of Directors (see Note 2).
(d)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 3.6% of net assets at December 31, 2009.
(e)	“Non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, are as follows:

Non-controlled, Affiliated Investments	Fair Value at December 31, 2008	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2009		Net Realized Gain (Loss)***	Interest Income***	Dividend Income***
American SportWorks LLC
Senior Secured Loan	$5,716,023	$—	$(3,572,448)	$(2,143,575)	$—	†	$—	$27,617	$—
BKC ASW Blocker, Inc.
Common Stock	16,399	—	(5,883)	(10,516)	—	†	—	—	—
M&M Tradition Holdings Corp.:
Preferred Stock	5,537,280	—	(408,000)	(12,240)	5,117,040		12,240	—	1,110,885
Common Stock	6,095,000	—	—	(1,095,000)	5,000,000		—	—	—
Mattress Giant Corporation
Subordinated Debt	—	2,521,202	—	999,960	3,521,162		—	773,581	—
MGHC Holding Corporation
Common Stock	—	2,285,815	—	(2,285,815)	—		—	—	—
Penton Media, Inc.
Senior Secured Loan	18,226,000	78,211	—	(14,014,211)	4,290,000		—	1,437,763	—
Prism Business Media Holdings LLC
Limited Liability Co. Interest	4,730,000	—	—	(4,214,130)	515,870		—	—	—
United Subcontractors, Inc.
Senior Secured Loan	—	1,617,669	—	(169,805)	1,447,864		—	16,210	—
USI Senior Holdings, Inc.
Common Stock	—	6,926,008	—	(23,955)	6,902,053		—	—	—
Less: Unearned Income	(305,622)	305,622	—	—	—		—	—	—

Totals	$40,015,080	$13,734,527	$(3,986,331)	$(22,969,287)	$26,793,989		$12,240	$2,255,171	$1,110,885

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
***	For the year ended December 31, 2009.
†	Investment moved out of the non-controlled, affiliated category into the controlled category during the year.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

The aggregate fair value of non-controlled, affiliated investments (net of unearned income) at December 31, 2009 represents 5.0% of net assets.

(f)	Approximately 66% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, approximately 9% of such senior secured loans have floors of 1.50% to 3.25% on the LIBOR base rate. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2009 of all contracts within the specified loan facility.
(g)	“Controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, are as follows:

Controlled Investments	Fair Value at December 31, 2008		Gross Additions (Cost)*	Net Unrealized Gain (Loss)	Fair Value at December 31, 2009	Net Realized Loss**		Interest/Other Income**
Al Solutions, Inc.:
Senior Secured Loan Subordinated Debt	$	— —	$147,418 71,373	$2,582 (71,373)	$150,000 —	$	— (13,395,134)	$5,821 71,373
American SportWorks LLC
Senior Secured Loan		—	3,572,448	(310,187)	3,262,261		—	78,075
BKC ASW Blocker, Inc.
Common Stock		—	5,883	157,406	163,289		—	—
Fitness Together Franchise Corporation
Senior Secured Loan		6,496,555	140,615	(829,514)	5,807,656		—	808,583
Fitness Together Holdings, Inc.:
Preferred Stock Series A		—	—	—	—		—	—
Preferred Stock Series A-1		—	—	—	—		—	—
Preferred Stock Series B Convertible		4,700,000	—	(3,921,000)	779,000		—	—
Common Stock		—	—	—	—		—	—
Tygem Holdings, Inc.:
Preferred Stock		—	—	—	—		(10,826,867)	—
Preferred Stock Series B Convertible		—	—	—	—		(14,725,535)	—
Common Stock		—	—	—	—		(3,608,956)	—
Less: Unearned Income		—	(249,930)	—	(249,930)		—	—

Totals		$11,196,555	$3,687,807	$(4,972,086)	$9,912,276		$(42,556,492)	$963,852

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	For the year ended December 31, 2009. There was no dividend income from these securities during the year.

The aggregate fair value of controlled investments (net of unearned income) at December 31, 2009 represents 1.8% of net assets.

(h)	Non-accrual status (in default) at December 31, 2009 and therefore non-income producing. At December 31, 2009, the aggregate fair value and amortized cost of debt investments on non-accrual status represents 3.5% and 6.5% of total debt investments at fair value and amortized cost, respectively.
(i)	Non-U.S. company or principal place of business outside the U.S.
(j)	Principal amount is denominated in Canadian dollars.
(k)	Guaranty by the Company on behalf of portfolio company Facet Technologies, LLC. The maximum amount of potential future payments under this guaranty is $6,000,000 at December 31, 2009 with an expiration of December 2011.
(l)	Non-income producing equity securities at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2009

(m)	The Company is the sole stockholder of BKC ARS Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of American Residential Services L.L.C.
(n)	The Company is the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of more than 25% of the voting securities of American SportWorks LLC.
(o)	The Company is the sole stockholder of BKC DVSH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of DynaVox Systems LLC.
(p)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.
PIK	Payment-in-kind.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2008

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value(c)
Senior Secured Notes—10.3%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14	Glass Yarns/ Fibers	$23,500,000		$23,079,223	$22,818,500
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	30,882,283		30,882,283	29,523,463

Total Senior Secured Notes				53,961,506	52,341,963

Unsecured Debt—27.4%
AMC Entertainment Holdings, Inc., 7.00% PIK (LIBOR + 5.00%), 6/13/12	Entertainment	13,764,638		13,557,906	9,291,131
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	50,918,276		50,918,276	39,716,255
BE Foods Investments, Inc., 7.39% (LIBOR + 5.00% cash or 5.75% PIK), 7/11/12	Food	24,950,709		24,326,664	19,561,356
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	37,488,669		37,488,669	13,870,808
Lucite International Luxembourg Finance S.àr.l., 13.97% PIK (EURIBOR + 9.00%), 7/14/14(d)	Chemicals	12,589,294	(e)	16,066,347	15,784,742
Marquette Transportation Company Holdings, LLC, 14.75% PIK, 3/21/14	Transportation	45,423,354		45,423,354	39,245,778
Marsico Parent Holdco, LLC et al., 12.50% PIK, 7/15/16, acquired 11/28/07(f)	Financial Services	9,973,416		9,973,416	1,585,773
Marsico Parent Superholdco, LLC et al., 14.50% PIK, 1/15/18, acquired 11/28/07(f)	Financial Services	6,756,886		6,431,358	891,909

Total Unsecured Debt				204,185,990	139,947,752

Subordinated Debt—25.8%
A & A Manufacturing Co., Inc., 14.00% (12.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	19,156,235		19,156,235	17,757,830
Advanstar, Inc., 8.46% PIK (LIBOR + 7.00%), 11/30/15	Printing/ Publishing	7,164,027		7,164,027	2,752,688
Al Solutions, Inc., 16.00% PIK, 12/29/13(g)(h)	Metals	13,680,233		13,323,761	—
Conney Safety Products, LLC, 16.00%, 10/1/14	Safety Products	30,000,000		30,000,000	28,500,000

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
DynaVox Systems LLC, 15.00%, 6/23/15	Augmentative Communication Products	$25,000,000	$25,000,000	$25,000,000
Mattress Giant Corporation, 16.25% PIK, 8/1/12(h)	Bedding—Retail	15,185,673	15,104,082	—
MediMedia USA, Inc., 11.38%, 11/15/14, acquired multiple dates(f)	Information Services	8,000,000	8,066,847	4,800,000
The Pay-O-Matic Corp., 14.00% (12.00% cash, 2.00% PIK), 1/15/15	Financial Services	15,290,415	15,290,415	14,663,508
PGA Holdings, Inc., 12.50%, 3/12/16	Healthcare Services	5,000,000	4,910,576	4,750,000
Sentry Security Systems, LLC, 15.00% (12.00% cash, 3.00% PIK), 8/7/12	Security Services	10,591,381	10,591,381	9,998,264
Tri-anim Health Services, Inc. et al., 14.00% (12.00% cash, 2.00% PIK), 6/4/15	Healthcare Products	15,021,667	15,021,667	14,100,000
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(f)	Security Services	7,000,000	7,000,000	5,250,000
Wastequip, Inc., 12.00% (10.00% cash, 2.00% PIK), 2/5/15	Waste Management Equipment	7,715,353	7,715,353	4,158,575

Total Subordinated Debt			178,344,344	131,730,865

Senior Secured Loans—112.9%(i)
Advanstar Communications Inc., Second Lien, 6.46% (LIBOR + 5.00%), 11/30/14	Printing/ Publishing	14,000,000	14,000,000	5,379,325
Alpha Media Group Inc., Second Lien, 8.97% (LIBOR + 7.50%), 2/11/15(h)	Publishing	20,000,000	19,344,012	2,000,000
American Residential Services L.L.C., Second Lien, 12.00% (10.00% cash, 2.00% PIK), 4/17/15	HVAC/ Plumbing Services	40,401,000	40,401,000	35,027,667
American Safety Razor Company, LLC, Second Lien, 6.72% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000	10,000,000	7,510,000
American SportWorks LLC, Second Lien, 20.00%, 6/27/14(h)(j)	Utility Vehicles	13,403,274	13,403,274	5,716,023
AmQuip Crane Rental LLC, Second Lien, 6.25% (LIBOR + 5.75%), 6/29/14	Construction Equipment	25,660,446	23,432,847	23,171,383

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value(c)
Applied Tech Products Corp. et al., Tranche A, First Lien, 7.75% (Base Rate + 4.50%), 10/24/10	Plastic Packaging	$1,230,907		$1,227,441	$847,900
Applied Tech Products Corp. et al., Tranche B, Second Lien, 11.75% (Base Rate + 8.50%), 4/24/11(h)	Plastic Packaging	2,308,004		2,299,537	—
Applied Tech Products Corp. et al., Tranche C, Third Lien, 15.25% PIK (Base Rate + 12.00%), 10/24/11(h)	Plastic Packaging	916,240		868,547	—
Arclin US Holdings Inc., Second Lien, 8.79% (LIBOR + 6.50%), 7/10/15	Chemicals	14,500,000		14,500,000	8,569,500
Bankruptcy Management Solutions, Inc., Second Lien, 8.13% (LIBOR + 6.25%), 7/31/13	Financial Services	24,437,500		24,437,500	18,059,313
The Bargain! Shop Holdings Inc., Term Loan A, First Lien, 14.50% (13.50% cash, 1.00% PIK), 6/29/12(d)	Discount Stores	13,981,476	(k)	13,518,079	11,167,060
The Bargain! Shop Holdings Inc., Term Loan B, First Lien, 14.50% (13.50% cash, 1.00% PIK), 7/1/12(d)	Discount Stores	19,218,524	(k)	17,965,225	15,349,911
Berlin Packaging L.L.C., Second Lien, 8.55% (LIBOR + 6.50%), 8/17/15	Rigid Packaging	24,000,000		23,402,716	19,968,000
Champion Energy Corporation et al., First Lien, 14.50%, 5/22/11	Heating and Oil Services	34,000,000		34,000,000	33,082,000
Custom Direct, Inc. et al., Second Lien, 7.46% (LIBOR + 6.00%), 12/31/14	Printing	10,000,000		10,000,000	6,590,000
Deluxe Entertainment Services Group Inc., Second Lien, 7.46% (LIBOR + 6.00%), 11/11/13	Entertainment	12,000,000		12,000,000	8,976,000
Electrical Components International, Inc., Second Lien, 11.50% (Base Rate + 8.25%), 5/1/14	Electronics	22,000,000		21,098,897	13,530,000
Event Rentals, Inc., Acquisition Loan, First Lien, 6.99% (LIBOR + 4.00%), 12/19/13	Party Rentals	15,000,000		15,000,000	13,050,000
Facet Technologies, LLC, Second Lien, 16.00% (LIBOR + 2.00% cash, 10.00% PIK), 1/26/12	Medical Devices	28,547,347		28,547,347	26,263,559
Fairway Group Holdings Corp. et al., Term B Loan, First Lien, 9.50% (Base Rate + 4.25%), 1/18/13	Retail Grocery	1,470,000		1,467,522	1,470,000

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Fairway Group Holdings Corp. et al., Term C Loan, Second Lien, 14.00% (13.00% cash, 1.00% PIK), 1/18/14	Retail Grocery	$11,720,175	$11,678,730	$11,720,175
Fitness Together Franchise Corporation, First Lien, 11.50% (9.50% cash, 2.00% PIK), 11/10/13(g)	Personal Fitness	6,881,944	6,881,944	6,496,555
Heartland Automotive Services II, Inc. et al., Term Loan A, First Lien, 7.75% (LIBOR + 3.75%), 2/27/12	Automobile Repair	3,678,231	3,676,226	3,034,540
Heartland Automotive Services II, Inc. et al., Acquisition Loan, First Lien, 8.00% (LIBOR + 4.00%), 2/27/12	Automobile Repair	1,799,837	1,799,837	1,497,464
HIT Entertainment, Inc., Second Lien, 8.21% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	350,000
InterMedia Outdoor, Inc., Second Lien, 8.21% (LIBOR + 6.75%), 1/31/14	Printing/ Publishing	10,000,000	10,000,000	7,240,000
Isola USA Corp., First Lien, 9.21% (LIBOR + 7.75%), 12/18/12	Electronics	8,901,316	8,812,731	7,726,342
Isola USA Corp., Second Lien, 15.67% (LIBOR + 12.25%), 12/18/13	Electronics	25,000,000	25,000,000	21,600,000
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	33,022,141	32,730,352	32,526,809
LJVH Holdings Inc., Second Lien, 6.96% (LIBOR + 5.50%), 1/19/15(d)	Specialty Coffee	25,000,000	25,000,000	20,225,000
MCCI Group Holdings, LLC, Second Lien, 9.43% (LIBOR + 7.25%), 6/21/13	Healthcare Services	29,000,000	28,950,160	26,651,000
NAMIC/VA, Inc., Second Lien, 12.25%, 8/14/15	Healthcare Services	15,000,000	14,767,862	14,430,000
New Enterprise Stone & Lime Co., Inc., Second Lien, 12.50%, 7/11/14	Mining/ Construction	35,000,000	34,698,054	32,410,000
Oriental Trading Company, Inc., Second Lien, 6.47% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	772,500
Penton Media, Inc. et al., Second Lien, 8.42% (LIBOR + 5.00%), 2/1/14(j)	Information Services	26,000,000	25,602,087	18,226,000
Physiotherapy Associates, Inc. et al., Second Lien, 12.00% (Base Rate + 8.75%), 12/31/13	Rehabilitation Centers	17,000,000	17,000,000	12,206,000
PQ Corporation, Second Lien, 9.97% (LIBOR + 6.50%), 7/30/15	Specialty Chemicals	10,000,000	8,785,959	7,860,000
Precision Parts International Services Corp. et al., First Lien, 8.00% (Base Rate + 4.75%), 9/30/11(h)	Automotive Parts	2,847,627	2,847,627	1,922,148

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Premier Yachts, Inc. et al., Term A, First Lien, 5.63% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	$7,088,755	$7,067,266	$6,734,317
Premier Yachts, Inc. et al., Term B, First Lien, 8.88% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,758,235	1,752,951	1,658,016
Sunrise Medical LTC LLC et al., Second Lien, 6.97% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	11,750,400
Texas Competitive Electric Holdings Company LLC, Tranche B-2, First Lien, 5.58% (LIBOR + 3.50%), 10/10/14	Utilities	4,987,374	3,949,074	3,480,770
Total Safety U.S., Inc., Second Lien, 6.96% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	4,950,000
United Subcontractors, Inc., Tranche B, First Lien, 6.92% (LIBOR + 3.00% cash, 2.00% PIK), 12/27/12	Building and Construction	6,484,524	1,005,101	4,312,208
United Subcontractors, Inc., Second Lien, 11.69% (LIBOR + 7.25% cash, 2.00% PIK), 6/27/13	Building and Construction	10,109,782	10,109,782	6,743,225
Water Pik, Inc., Second Lien, 6.46% (LIBOR + 5.50%), 6/15/14	Consumer Products	30,000,000	30,000,000	26,400,000
WBS Group LLC et al., Second Lien, 8.81% (LIBOR + 6.25%), 6/7/13	Software	20,000,000	20,000,000	15,600,000
Wembley, Inc., Second Lien, 4.70% (LIBOR + 4.25%), 8/23/12(h)	Gaming	1,000,000	1,000,000	108,333
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 5.46% (LIBOR + 4.00%), 3/30/11	Restaurants	6,850,000	6,850,000	5,199,150
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 8.46% (LIBOR + 7.00%), 3/30/11(h)	Restaurants	8,334,656	8,334,656	6,446,407

Total Senior Secured Loans			716,614,343	576,005,000

Preferred Stock—2.0%
Facet Holdings Corp., Class A, 12.00% PIK(h)	Medical Devices	900	900,000	—
Fitness Together Holdings, Inc., Series A(g)(l)	Personal Fitness	187,500	173,326	—
Fitness Together Holdings, Inc., Series A-1(g)(l)	Personal Fitness	49,056	49,056	—

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Fitness Together Holdings, Inc., Series B Convertible(g)(l)	Personal Fitness	$11,343,804	$6,500,000	$4,700,000
M & M Tradition Holdings Corp., Series A Convertible, 16.00% PIK(j)	Sheet Metal Fabrication	5,376	5,376,000	5,537,280
Tygem Holdings, Inc., 8.00% PIK(g)(h)	Metals	10,789,367	10,826,867	—
Tygem Holdings, Inc., Series B Convertible(g)(l)	Metals	54,574,501	14,725,535	—

Total Preferred Stock			38,550,784	10,237,280

Common Stock—1.8%(l)
BKC ASW Blocker, Inc. (American SportWorks)(j)(m)	Utility Vehicles	1,000	250,000	16,399
BKC DVSH Blocker, Inc. (DynaVox Systems)(n)	Augmentative Communication Products	100	1,000,000	1,000,000
BKC MTCH Blocker, Inc. (Marquette Transportation)(o)	Transportation	1,000	5,000,000	2,200,000
Facet Holdings Corp.	Medical Devices	10,000	100,000	—
Fitness Together Holdings, Inc.(g)	Personal Fitness	173,547	118,500	—
M & M Tradition Holdings Corp.(j)	Sheet Metal Fabrication	500,000	5,000,000	6,095,000
MGHC Holding Corporation (Mattress Giant)	Bedding—Retail	205,000	2,050,000	—
Tygem Holdings, Inc.(g)	Metals	3,596,456	3,608,956	—

Total Common Stock			17,127,456	9,311,399

Limited Partnership/Limited Liability Company Interests—2.5%
ARS Investment Holdings, LLC (American Residential)(l)	HVAC/Plumbing Services	66,902	—	360,000
Big Dumpster Coinvestment, LLC(l)	Waste Management Equipment	—	5,333,333	—
Marsico Parent Superholdco, LLC, 16.75% PIK, acquired 11/28/07(f)	Financial Services	1,750	1,650,005	—
PG Holdco, LLC (Press Ganey), 15.00% PIK	Healthcare Services	333	333,333	282,169
PG Holdco, LLC (Press Ganey), Class A(l)	Healthcare Services	16,667	166,667	166,667
Prism Business Media Holdings LLC (Penton Media)(j)(l)	Information Services	68	14,943,200	4,730,000
Sentry Common Investors, LLC(l)	Security Services	147,271	147,271	—

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/ Units	Cost(b)	Fair Value(c)
Sentry Security Systems Holdings, LLC, 8.00% PIK	Security Services	$602,729	$602,729	$117,546
WBS Group Holdings, LLC, Class B, 16.00% PIK	Software	8,000	8,000,000	6,878,899

Total Limited Partnership/Limited Liability Company Interests			31,176,538	12,535,281

Equity Warrants/Options—0.0%(l)
ATEP Holdings, Inc. (Applied Tech), expire 10/24/15	Plastic Packaging	470	—	—
ATH Holdings, Inc. (Applied Tech), expire 10/24/15	Plastic Packaging	470	—	—
ATPP Holdings, Inc. (Applied Tech), expire 10/24/15	Plastic Packaging	470	90,112	—
ATPR Holdings, Inc. (Applied Tech), expire 10/24/15	Plastic Packaging	470	—	—
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	7,417
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	560
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	164
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	57
Marsico Superholdco SPV, LLC, expire 12/14/19, acquired 11/28/07(f)	Financial Services	455	444,450	—

Total Equity Warrants/Options			1,143,562	8,198

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			$1,241,104,523	$932,117,738
UNEARNED INCOME—(1.0)%			(5,272,812)	(5,272,812)

TOTAL INVESTMENTS—181.6%			$1,235,831,711	926,844,926

OTHER ASSETS & LIABILITIES (NET)—(81.6)%				(416,549,425)

NET ASSETS—100.0%				$510,295,501

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

(a)	Unaudited.
(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(c)	Fair value is determined by or under the direction of the Company’s Board of Directors (see Note 2).
(d)	Non-U.S. company or principal place of business outside the U.S.
(e)	Principal amount is denominated in Euros.
(f)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 2.5% of net assets at December 31, 2008.
(g)	“Controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, are as follows:

Controlled Investments	Fair Value at December 31, 2007	Gross Additions (Cost)*	Net Unrealized Gain (Loss)		Fair Value at December 31, 2008	Interest Income**
Al Solutions, Inc.
Subordinated Debt	$12,648,145	$675,616	$(13,323,761)		$—	$1,103,658
Fitness Together Franchise Corporation
Senior Secured Loan	—	6,881,944	(385,389)		6,496,555	114,000
Fitness Together Holdings, Inc.:
Preferred Stock Series A Preferred Stock Series A-1 Preferred Stock Series B Convertible Common Stock	— — — —	173,326 49,056 6,500,000 118,500	(173,326 (49,056 (1,800,000 (118,500	) ) ) )	— — 4,700,000 —	— — — —
Tygem Holdings, Inc.:
Preferred Stock	—	—	—		—	—
Preferred Stock Series B Convertible	2,613,900	2,500,000	(5,113,900)		—	—
Common Stock	—	—	—		—	—
Less: Unearned Income	(427,650)	427,650	—		—	—

Totals	$14,834,395	$17,326,092	$(20,963,932)		$11,196,555	$1,217,658

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	For the year ended December 31, 2008. There were no realized gains (losses) or dividend income from these securities during the year.

The aggregate fair value of controlled investments (net of unearned income) at December 31, 2008 represents 2.2% of net assets.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

(h)	Non-accrual status (in default) at December 31, 2008 and therefore non-income producing. At December 31, 2008, the aggregate fair value and amortized cost of debt investments on non-accrual status represents 1.8% and 6.6% of total debt investments at fair value and amortized cost, respectively.
(i)	Approximately 66% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank Offered Rate (EURIBOR), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, approximately 12% of such senior secured loans have floors of 3.00% to 4.00% on the LIBOR base rate. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2008 of all contracts within the specified loan facility.
(j)	“Non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, are as follows:

Non-controlled, Affiliated Investments	Fair Value at December 31, 2007	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2008	Net Realized Gain (Loss)***	Interest/Other Income***	Dividend Income***
American SportWorks LLC
Senior Secured Loan	$13,202,280	$200,994	$—	$(7,687,251)	$5,716,023	$—	$2,070,263	$—
BKC ASW Blocker, Inc.
Common Stock	406,689	—	—	(390,290)	16,399	—	—	—
M&M Tradition Holdings Corp.:
Preferred Stock	9,415,180	—	(3,832,000)	(45,900)	5,537,280	112,783	—	1,262,730
Common Stock	5,000,000	—	—	1,095,000	6,095,000	—	—	—
Penton Media, Inc.
Senior Secured Loan	21,250,000	936,445	—	(3,960,445)	18,226,000	—	2,226,284	—
Prism Business Media Holdings LLC
Limited Liability Co. Interest	16,500,000	—	—	(11,770,000)	4,730,000	—	—	—
Less: Unearned Income	(361,467)	55,845	—	—	(305,622)	—	—	—

Totals	$65,412,682	$1,193,284	$(3,832,000)	$(22,758,886)	$40,015,080	$112,783	$4,296,547	$1,262,730

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
***	For the year ended December 31, 2008.

The aggregate fair value of non-controlled, affiliated investments (net of unearned income) at December 31, 2008 represents 7.8% of net assets.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2008

(k)	Principal amount is denominated in Canadian dollars.
(l)	Non-income producing equity securities at December 31, 2008.
(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of American SportWorks LLC.
(n)	The Company is the sole stockholder of BKC DVSH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of DynaVox Systems LLC.
(o)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.
PIK	Payment-in-kind.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Notes to Financial Statements

1. Organization

BlackRock Kelso Capital Corporation (the “Company”) was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

On July 25, 2005, the Company completed a private placement of 35,366,589 shares of its common stock at a price of $15.00 per share receiving net proceeds of approximately $529 million. On July 2, 2007, the Company completed an initial public offering through which it sold an additional 10,000,000 shares of its common stock at a price of $16.00 per share and listed its shares on The NASDAQ Global Select Market. The Company received net proceeds of approximately $150 million from this offering. Offering costs were charged against paid-in capital.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Certain prior year amounts have been reclassified to conform to the current year presentation. The statements of cash flows for the years ended December 31, 2008 and 2007 have been revised to include activity related to foreign currency balances and to present reinvested dividends as a supplemental non-cash disclosure. Reinvested dividends were previously presented within financing activities, with a corresponding amount presented within financing activities as dividends paid.

2. Significant accounting policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The significant accounting policies consistently followed by the Company are:

(a)

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. The Company generally obtains market quotations from an independent pricing service or one or more broker-dealers or market makers and utilizes mid-market pricing as a practical expedient for fair value. However, debt investments with remaining maturities within 60 days are valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors. Because the Company expects that there will not be a readily available market value for substantially all of the investments in its portfolio, the Company expects to value substantially all of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value,

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of the Company’s investments than on the fair values of the Company’s investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”), believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(i)	The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

(ii)	The investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii)	The audit committee of the Board of Directors reviews the preliminary valuations of the independent valuation firms; and

(iv)	The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the Company’s principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is valued at cost, which approximates fair value. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

Effective January 1, 2008, the Company adopted changes issued by the Financial Accounting Standards Board (“FASB”) to Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. The adoption of these changes did not materially impact the Company’s financial statements. See Note 10.

(b)	Cash equivalents include short-term liquid investments in a money market fund.

(c)	Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase.

(d)	Gains or losses on the sale of investments are calculated using the specific identification method.

(e)	Interest income, adjusted for amortization of premium and accretion of discount, and dividend income is recorded on an accrual basis to the extent that the Company expects to collect such amounts. For loans and securities with payment-in-kind (“PIK”) income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, PIK income may not be accrued if the portfolio company valuation indicates that the PIK income is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as interest income. Expenses are recorded on an accrual basis.

(f)	The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of its income (both ordinary income and net capital gains). The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated excess taxable income as required.

In accordance with GAAP, book and tax basis differences relating to distributions to stockholders and other permanent book and tax differences are reclassified to capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(g)	Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors. Net realized capital gains, if any, generally are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Common Stock, rather than receiving the cash dividends.

(h)	Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

(i)	Debt issuance costs are being amortized over the life of the credit facility using the straight line method.

(j)	The Company records registration expenses related to its shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946.

(k)	Loans are placed on non-accrual status, as a general matter, when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

(l)	Recently Issued Accounting Pronouncements:

In March 2008, the FASB issued new guidance within ASC 815-10, Derivatives and Hedging (“ASC 815-10”). ASC 815-10 expands the disclosure requirements for derivative instruments and hedging activities. ASC 815-10 specifically requires enhanced disclosures addressing: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for under ASC 815 and its related interpretations and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. ASC 815-10 is effective for fiscal years and interim periods beginning after November 15, 2008. The adoption on January 1, 2009 of the additional disclosure requirements of ASC 815-10 did not materially impact the Company’s financial statements.

In May 2009, the FASB issued ASC 855-10, Subsequent Events (“ASC 855-10”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC 855-10 is effective for interim or fiscal periods ending after June 15, 2009. The Company adopted ASC 855-10 on June 30, 2009. The adoption of ASC 855-10 did not materially impact the Company’s financial statements.

In June 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-1, Amendments Based on SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162 (“ASU 2009-1”). ASU 2009-1 established the FASB ASC as the single source of authoritative GAAP to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. All other accounting literature not included in the ASC will become nonauthoritative. ASU 2009-1 is effective for financial statements for interim or annual reporting periods ending after September 15, 2009. The Company adopted ASU 2009-1 on September 30, 2009. As ASU 2009-1 does not change GAAP, its adoption did not impact amounts recorded or disclosures required as part of the Company’s financial statements.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

In January, 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”). ASU 2010-06 amends ASC 820-10 to require new disclosures with regards to transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements within the Level 3 fair value rollforward. ASU 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the additional disclosure requirements of ASU 2010-06 is not expected to materially impact the Company’s financial statements.

3. Agreements and related party transactions

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Advisor receives a base management fee (the “Management Fee”) from the Company quarterly in arrears at an annual rate of 2.0% of the Company’s total assets, including any assets acquired with the proceeds of leverage.

Through June 30, 2007, the Advisor agreed to waive certain portions of the base management fee the Advisor would otherwise have been entitled to receive from the Company. All of the fee waivers terminated on that date.

For the years ended December 31, 2009, 2008 and 2007, the Advisor earned $18,498,189, $22,716,602 and $17,095,983, respectively, in base management fees, net of waiver provisions, under the management agreement. The 2007 amount would have been $19,152,889 without the fee waivers.

The Management Agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee (the “Incentive Fee”) under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to Company stockholders do not meet an 8.0% annualized rate of return during the applicable fee measurement period and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to the Company’s net asset value and does not take into account changes in the market price of the Company’s common stock.

The Advisor will be entitled to receive the Incentive Fee if the Company’s performance exceeds a “hurdle rate” during different measurement periods: the pre-offering period; the transition period; trailing four quarters’ periods (which applies only to the portion of the Incentive Fee based on income); and annual periods (which applies only to the portion of the Incentive Fee based on capital gains).

•	The “pre-offering period” began on July 25, 2006 and ended on June 30, 2007.

•	The “transition period” began on July 1, 2007 and ended on June 30, 2008.

•

The initial “trailing four quarters’ periods” ended on September 30, 2008. In other words, the income portion of the Incentive Fee payable for the quarterly period ended on September 30, 2008 was determined by reference to the four quarter period ended on September 30, 2008.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

•	The term “annual period” means the period beginning on July 1 of each calendar year beginning in 2007 and ending on June 30 of the next calendar year.

The hurdle rate for each measurement period is 2.0% multiplied by the net asset values of the Company’s common stock at the beginning of each calendar quarter during the measurement period, calculated after giving effect to any distributions that occurred during the measurement period. A portion of the Incentive Fee is based on the Company’s income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income. For each of the first three measurement periods referred to above (the pre-offering period, the transition period and each rolling four quarters’ period), the Company pays the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period exceeds (B) the hurdle rate for the period. The amount of the excess of (A) over (B) described in this paragraph for each period is referred to as the excess income amount.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equal 20% of the period’s income amount distributed or distributable to stockholders as described in clause (A) of the preceding paragraph. Thereafter, the portion of the Incentive Fee based on income for the period will equal 20% of the period’s remaining excess income amount.

Periodic Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated separately for each of two periods: the pre-offering period (on a quarterly basis) and after the pre-offering period (on an annual basis). For each period, the Company pays the Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, to the extent they exceed gross unrealized capital depreciation, if any, occurring during the period exceeds (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess described in this paragraph is referred to as the excess gain amount.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s capital gain amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period equals an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period equals 20% of the period’s remaining excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the capital gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, the Company accounts for its assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

For the years ended December 31, 2009, 2008 and 2007 the Advisor earned $16,818,602, zero and $9,412,097, respectively, in Incentive Fees from the Company.

The Management Agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to the Company. For the years ended December 31, 2009, 2008 and 2007, the Company incurred $1,466,563, $1,027,135 and $876,429, respectively, for costs and expenses reimbursable to the Advisor under the Management Agreement.

From time to time, the Advisor may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Advisor for such amounts paid on its behalf. Reimbursements to the Advisor for the years ended December 31, 2009, 2008 and 2007 were $1,978,629, $1,691,420 and $1,475,237, respectively.

No person who is an officer, director or employee of the Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

The Company also has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. For the years ended December 31, 2009, 2008 and 2007, the Company incurred $642,993, $847,387 and $947,028, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

The PNC Financial Services Group, Inc. (“PNC”) is a significant stockholder of the ultimate parent of the Administrator. PNC Global Investment Servicing Inc. (“PGIS”), a subsidiary of PNC, provides administrative and accounting services to the Company pursuant to a Sub-Administration and Accounting Services Agreement. PFPC Trust Company, another subsidiary of PNC, provides custodian services to the Company pursuant to a Custodian Services Agreement. Also, PGIS provides transfer agency and compliance support services to the Company pursuant to a Transfer Agency Agreement and a Compliance Support Services Agreement, respectively. For the services provided to the Company by PGIS and its affiliates, PGIS is entitled to an annual fee of 0.02% of the Company’s average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. PFPC Trust Company may charge the Company additional fees for cash overdraft balances or for sweeping excess cash balances.

For the years ended December 31, 2009, 2008 and 2007, the Company incurred $195,123, $234,332 and $262,079, respectively, for administrative, accounting, custodian and transfer agency services fees payable to PGIS and its affiliates under the related agreements.

In 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of up to $2,500,000 in aggregate net asset value of shares of the Company’s common stock to certain existing and future officers and employees of the Advisor at a price equal to the greater of $15.00 per share or the Company’s most recently determined net asset value per share at the time of sale. Pursuant to this authorization, during the year ended December 31, 2007, the Company issued and sold to certain officers and employees of the Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,353,019.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

In 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of the Company’s common stock to the Advisor at a price per share equal to the Company’s most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, during the year ended December 31, 2007, the Company issued and sold to the Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,790,665.

In November 2007, the Company’s Board of Directors authorized the purchase by the Advisor from time to time in the open market of an indeterminate number of shares of the Company’s common stock, in the Advisor’s discretion, subject to compliance with the Company’s and the Advisor’s applicable policies and requirements of law. Pursuant to this authorization, during the years ended December 31, 2009, 2008 and 2007, the Advisor purchased 80,867, 225,185 and 71,703 shares of the Company’s common stock in the open market for $312,322, $2,267,330 and $994,663, respectively, including brokerage commissions.

At December 31, 2009 and 2008, the Advisor owned directly approximately 555,000 and 504,000 shares, respectively, of the Company’s common stock, representing 1.0% and 0.9% of the total shares outstanding. At December 31, 2009 and 2008, other entities affiliated with the Administrator and PGIS beneficially owned indirectly approximately 2,611,000 and 3,195,000 shares, respectively, of the Company’s common stock, representing approximately 4.6% and 5.8% of the total shares outstanding. At December 31, 2009 and 2008, an entity affiliated with the Administrator and PGIS owned 32.0% of the members’ interests of the Advisor.

4. Earnings (loss) per share

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets per share (earnings (loss) per share) resulting from operations for the years ended December 31, 2009, 2008 and 2007.

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007
Numerator for basic and diluted net increase (decrease) in net assets per share	$67,239,723	$(150,507,382)	$16,219,365
Denominator for basic and diluted weighted average shares	55,923,757	54,043,069	45,714,141
Basic/diluted net increase (decrease) in net assets per share resulting from operations	$1.20	$(2.78)	$0.35

Diluted net increase (decrease) in net assets per share resulting from operations equals basic net increase (decrease) in net assets per share resulting from operations for each year because there were no common stock equivalents outstanding during the above years.

5. Investments

Purchases of long term investments for the years ended December 31, 2009, 2008 and 2007 totaled $46,757,709, $197,266,147 and $711,280,828, respectively. Sales/repayments of long-term investments for the years ended December 31, 2009, 2008 and 2007 totaled $128,224,448, $120,312,897 and $310,435,608, respectively.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

At December 31, 2009 investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$54,634,954	$48,407,746
Unsecured debt	171,308,101	126,984,798
Subordinated debt	146,516,172	133,232,136
Senior secured loans:
First lien	119,531,264	115,409,425
Second/other priority lien	496,846,524	387,743,569

Total senior secured loans	616,377,788	503,152,994

Preferred stock	12,590,382	5,896,040
Common stock	20,872,742	18,870,342
Limited partnership/limited liability company interests	35,375,700	13,082,528
Equity warrants/options	1,053,450	1,024,747

Total investments including unearned income	1,058,729,289	850,651,331
Unearned income	(3,909,286)	(3,909,286)

Total investments	$1,054,820,003	$846,742,045

At December 31, 2008, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$53,961,506	$52,341,963
Unsecured debt	204,185,990	139,947,752
Subordinated debt	178,344,344	131,730,865
Senior secured loans:
First lien	168,886,032	156,001,597
Second/other priority lien	547,728,311	420,003,403

Total senior secured loans	716,614,343	576,005,000

Preferred stock	38,550,784	10,237,280
Common stock	17,127,456	9,311,399
Limited partnership/limited liability company interests	31,176,538	12,535,281
Equity warrants/options	1,143,562	8,198

Total investments including unearned income	1,241,104,523	932,117,738
Unearned income	(5,272,812)	(5,272,812)

Total investments	$1,235,831,711	$926,844,926

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

The industry composition of the portfolio at fair value at December 31, 2009 and 2008 was as follows, excluding unearned income:

	December 31,
Industry	2009	2008
Business Services	12.6%	8.9%
Healthcare	10.0	8.1
Other Services	9.4	9.6
Electronics	8.5	7.4
Manufacturing	7.6	7.8
Transportation	6.3	4.4
Consumer Products	6.0	10.0
Distribution	4.8	4.6
Financial Services	4.6	3.8
Retail	4.6	4.7
Chemicals	4.4	5.9
Metals	4.1	3.5
Beverage, Food and Tobacco	4.0	5.5
Utilities	3.6	3.9
Printing, Publishing and Media	3.2	5.0
Containers and Packaging	2.7	2.2
Entertainment and Leisure	2.6	3.5
Building and Real Estate	1.0	1.2

Total	100.0%	100.0%

The geographic composition of the portfolio at fair value at December 31, 2009 was United States 93.7%, Canada 6.3% and United Kingdom and other less than 0.1%, and at December 31, 2008 was United States 93.3%, Canada 5.0% and United Kingdom and other 1.7%. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

In the ordinary course of its business, the Company manages a variety of risks relating to its investments, including market risk and credit risk. Market risk is the risk of potential adverse changes to the values of investments because of changes in market conditions such as interest rate movements and volatility in investment prices. Credit risk is the risk of default or non-performance by portfolio companies equivalent to the investment’s carrying amount. The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents at a major financial institution.

The Company has investments in lower rated and comparable quality unrated senior and junior secured, unsecured and subordinated debt securities and loans, which are subject to a greater degree of credit risk than more highly rated investments. The risk of loss due to default by the issuer is significantly greater for holders of such securities and loans, particularly in cases where the investment is unsecured or subordinated to other creditors of the issuer.

6. Foreign currency transactions

The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled. The Company’s forward foreign currency contracts generally have terms of approximately three months. The volume of open contracts at the end of each year is reflective of the typical volume of transactions during the year. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit this risk by dealing with creditworthy counterparties.

At December 31, 2009, details of open forward foreign currency contracts were as follows:

Foreign Currency	Settlement Date	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Canadian dollar	January 27, 2010	795,444	Purchased	$(759,501)	$(760,561)	$1,060
Canadian dollar	January 27, 2010	31,500,000	Sold	30,316,883	30,118,610	198,273
Canadian dollar	January 27, 2010	800,000	Sold	769,582	764,917	4,665

Total				$30,326,964	$30,122,966	$203,998

At December 31, 2008, details of open forward foreign currency contracts were as follows:

Foreign Currency	Settlement Date	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Euro	January 21, 2009	8,500,000	Sold	$10,795,085	$11,849,250	$(1,054,165)
Canadian dollar	January 21, 2009	33,200,000	Sold	28,034,621	27,316,649	717,972

Total				$38,829,706	$39,165,899	$(336,193)

All realized and unrealized gains and losses on forward foreign currency contracts are included in earnings (changes in net assets) and are reported as separate line items within the Company’s statements of operations. Unrealized gains and losses on forward foreign currency contracts are also reported as separate line items within the Company’s statements of assets and liabilities.

7. Credit facility and borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only permitted to borrow such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. At December 31, 2009, the Company’s asset coverage for borrowed amounts was 282%. On December 28, 2007, the Company amended and restated its Senior Secured, Multi-Currency Credit Agreement (the “Credit Facility”). Under the amended Credit Facility, the lenders agreed to extend credit to the Company in an aggregate principal amount not to exceed $600,000,000 outstanding, at any one time, consisting of $455,000,000 in revolving loan commitments and $145,000,000 in term loan commitments. Total availability and revolving loan commitments reverted to $545,000,000 and $400,000,000, respectively, on April 14, 2008. The Credit Facility has a stated maturity date of December 6, 2010 and is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The term loans under the facility mature on the termination date of the Credit Facility, have been fully drawn and, once repaid, may not be reborrowed. Subject to certain exceptions, the interest rate payable under the facility is LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The Company has made certain representations and warranties and is required

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining minimum stockholders’ equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. In addition to the asset coverage ratio described above, borrowings under the Credit Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. The Credit Facility also includes an “accordion” feature that allows the Company to increase the size of the credit facility under certain circumstances to a maximum of $1 billion with respect to the revolving loans, and $395 million with respect to the term loans. The Credit Facility is used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes.

At December 31, 2009, the Company had $296,000,000 drawn on the credit facility versus $426,000,000 at December 31, 2008. The weighted average annual interest cost for the years ended December 31, 2009, 2008 and 2007 was 1.53%, 4.06% and 6.38%, respectively, exclusive of 0.175% in commitment fees and of other prepaid expenses related to establishing the credit facility.

The average debt outstanding on the credit facility during the years ended December 31, 2009, 2008 and 2007 was $397,464,757, $453,241,284 and $313,057,645, respectively. The maximum amounts borrowed during the years ended December 31, 2009, 2008 and 2007 were $434,000,000, $491,000,000 and $430,803,995, respectively. The remaining amount available under the facility was $249,000,000 at December 31, 2009.

At December 31, 2009, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

The Company expects to be able to renew and extend the Credit Facility prior to its stated maturity date of December 6, 2010, although the Company anticipates having to pay higher interest rates than it paid previously. If the Company is unable to renew, extend or replace the Credit Facility upon its maturity, the Company expects to have sufficient funds to repay the outstanding balance in full from its net investment income and sales of, and repayments of principal from, its portfolio company investments, as well as from anticipated debt and equity capital raises, among other sources. The Company’s ability to consummate debt and equity capital raises will be constrained by economic conditions affecting the credit markets.

8. Capital stock

As a closed-end investment company regulated as a BDC under the 1940 Act, the Company is prohibited from selling shares of its common stock at a price below the current net asset value of the stock, or NAV, unless the Company’s stockholders approve such a sale and its Board of Directors makes certain determinations. On February 8, 2010, subject to certain Board of Director determinations, the Company’s stockholders approved the ability to sell or otherwise issue shares of the Company’s common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In any such case, the price at which the Company’s common stock would be issued and sold may not be less than a price, that in the determination of the Company’s Board of Directors, closely approximates the market value of such common stock. Any sale of the Company’s common stock at a price below NAV would have a dilutive effect on NAV.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

In August 2008, the Company’s Board of Directors approved a share repurchase plan under which the Company may repurchase up to 2.5 percent of its outstanding shares of common stock from time to time in open market or privately negotiated transactions. In May 2009, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock. The repurchase plan is expected to be in effect through the earlier of June 30, 2010 or until the approved number of shares has been repurchased. During the year ended December 31, 2009, the Company purchased a total of 583,572 shares of its common stock on the open market for $2,234,892, including brokerage commissions. During the year ended December 31, 2008, the Company purchased a total of 378,107 shares of its common stock on the open market for $3,191,008, including brokerage commissions. At December 31, 2009, the total number of remaining shares authorized for repurchase was 1,794,971. The Company currently holds the shares it repurchased in treasury.

Under the terms of the Company’s amended and restated dividend reinvestment plan adopted on March 4, 2009, dividends may be paid in newly issued or treasury shares of the Company’s common stock at a price equal to 95 percent of the market price on the dividend payment date. This feature of the plan means that, under certain circumstances, the Company may issue shares of its common stock at a price below NAV per share, which could cause the Company’s stockholders to experience dilution. With respect to the Company’s dividends and distributions paid to stockholders during the year ended December 31, 2009, reinvestment at such prices resulted in dilution of our net asset value of approximately $0.13 per share.

For the years ended December 31, 2009, 2008 and 2007, dividends and distributions paid to common stockholders were $44,821,419, $92,887,369 and $77,010,978, respectively. For the years ended December 31, 2009, 2008 and 2007, dividends and distributions reinvested pursuant to the Company’s dividend reinvestment plan were $9,083,849, $28,689,391 and $72,929,900, respectively.

9. Guarantees and contingencies

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments under such guarantees was $6,000,000 at December 31, 2009 with an expiration of December 2011. There were no guarantees outstanding at December 31, 2008. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company’s investments. The potential liability under such guarantees is reflected at fair value in the Company’s schedules of investments.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

From time to time, the Company may be a party to certain legal proceedings incidental to the normal course of its business, including the enforcement of the Company’s rights under contracts with its portfolio companies. While the Company cannot predict the outcome of these legal proceedings with certainty, it does not expect that these proceedings will have a material effect on its financial statements.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

10. Fair value of financial instruments

The carrying values of the Company’s financial instruments approximate fair value. The carrying values of receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturities. The carrying and fair values of the Company’s credit facility payable were $296,000,000 and $287,120,000 at December 31, 2009 and $426,000,000 and $234,000,000 at December 31, 2008, respectively.

Effective January 1, 2008, the Company adopted changes issued by the FASB to ASC 820-10. ASC 820-10 defines fair value as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

ASC 820-10 establishes a hierarchy that classifies these inputs into the three broad levels listed below:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by its Board of Directors that is consistent with ASC 820-10 (see Note 2). Consistent with this valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

The following tables summarize the fair values of the Company’s cash and cash equivalents, investments and forward foreign currency transactions based on the inputs used at December 31, 2009 and 2008 in determining such fair values:

Valuation Inputs	Cash and Cash Equivalents	Debt Investments	Equity Investments	Forward Foreign Currency Contracts
Level 1 - Price quotations	$5,807,901	$—	$—	$—
Level 2 - Significant other observable inputs	—	—	—	203,998
Level 3 - Significant unobservable inputs	—	807,868,388	38,873,657	—

Total fair value at December 31, 2009	$5,807,901	$807,868,388	$38,873,657	$203,998

Valuation Inputs	Cash and Cash Equivalents	Debt Investments	Equity Investments	Forward Foreign Currency Contracts
Level 1 - Price quotations	$15,786,271	$—	$—	$—
Level 2 - Significant other observable inputs	—	—	—	(336,193)
Level 3 - Significant unobservable inputs	—	894,752,768	32,092,158	—

Total fair value at December 31, 2008	$15,786,271	$894,752,768	$32,092,158	$(336,193)

Debt investments include the Company’s investments in senior secured notes, unsecured debt, subordinated debt and senior secured loans. Equity investments include the Company’s investments in preferred stock, common stock, limited partnership/limited liability company interests and equity warrants/options.

The following table summarizes the valuation techniques used as of December 31, 2009 and 2008 in determining the fair values of the Company’s investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Debt Investments	Equity Investments	Total Investments
Market approach, income approach or both, utilizing one or more third-party valuation firms	$803,825,848	$38,873,657	$842,699,505
Broker quote(s)	4,042,540	—	4,042,540

Fair value at December 31, 2009	$807,868,388	$38,873,657	$846,742,045

	Debt Investments	Equity Investments	Total Investments
Market approach, income approach or both, utilizing one or more third-party valuation firms	$873,119,017	$32,092,158	$905,211,175
Broker quote(s)	21,633,751	—	21,633,751

Fair value at December 31, 2008	$894,752,768	$32,092,158	$926,844,926

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

The following are reconciliations for the years ended December 31, 2009 and 2008 of investments for which Level 3 inputs were used in determining fair value:

	Debt Investments	Equity Investments	Total Investments
Fair value at December 31, 2008	$894,752,768	$32,092,158	$926,844,926
Amortization of premium/discount—net	5,537,815	—	5,537,815
Net realized loss	(75,246,929)	(31,284,612)	(106,531,541)
Net change in unrealized appreciation or depreciation	76,021,263	24,887,565	100,908,828
Net purchases, sales or redemptions	(93,196,529)	13,178,546	(80,017,983)
Net transfers in or out of Level 3	—	—	—

Fair value at December 31, 2009	$807,868,388	$38,873,657	$846,742,045

	Debt Investments	Equity Investments	Total Investments
Fair value at December 31, 2007	$505,276,147	$54,527,848	$559,803,995
Amortization of premium/discount—net	3,275,791	—	3,275,791
Net realized gain	145,474	112,783	258,257
Net change in unrealized appreciation or depreciation	(220,629,728)	(31,243,103)	(251,872,831)
Net purchases, sales or redemptions	70,292,825	6,590,098	76,882,923
Net transfers in or out of Level 3	536,392,259	2,104,532	538,496,791

Fair value at December 31, 2008	$894,752,768	$32,092,158	$926,844,926

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported as separate line items within the Company’s statements of operations. Transfers in or out of Level 3 represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the year.

The following table contains information with respect to net unrealized appreciation or depreciation on investments for which Level 3 inputs were used in determining fair value that are still held by the Company at December 31, 2009 and 2008.

	Debt Investments	Equity Investments	Total Investments
Net change in unrealized appreciation or depreciation on investments held at end of year, year ended:
December 31, 2009	$1,367,682	$(6,401,663)	$(5,033,981)
December 31, 2008	(219,695,772)	(31,130,320)	(250,826,092)
Net unrealized depreciation on investments held at end of year:
December 31, 2009	$(177,059,341)	$(31,018,617)	$(208,077,958)
December 31, 2008	(253,080,603)	(55,906,182)	(308,986,785)

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

11. Financial highlights

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for a common share outstanding for each of the four years in the period ended December 31, 2009 and for the period from July 25, 2005 (inception of operations) to December 31, 2005.

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Per Share Data:
Net asset value, beginning of period	$9.23	$13.78	$14.93	$14.95	$—
Gross proceeds from initial private offering	—	—	—	—	15.00
Offering costs	—	—	—	—	(0.03)

Net proceeds from initial private offering	—	—	—	—	14.97

Net investment income	1.36	1.76	1.66	1.09	0.17
Net realized and unrealized gain (loss)	(0.16)	(4.54)	(1.31)	0.04	0.01

Total from investment operations	1.20	(2.78)	0.35	1.13	0.18
Dividend distributions to stockholders from:
Net investment income	(0.80)	(1.71)	(1.68)	(1.14)	(0.20)
Net realized gains	(0.00)	(0.01)	(0.01)	(0.01)	—

Total dividend distributions	(0.80)	(1.72)	(1.69)	(1.15)	(0.20)
Net increase in net assets as a result of initial public offering	—	—	0.38	—	—
Offering costs	—	—	(0.19)	—	—
Issuance of stock under dividend reinvestment plan at prices below net asset value	(0.13)	(0.11)	—	—	—
Purchases of treasury stock at prices below net asset value	0.05	0.06	—	—	—

Net increase in net assets	0.32	(4.55)	(1.15)	(0.02)	(0.02)

Net asset value, end of period	$9.55	$9.23	$13.78	$14.93	$14.95

Market price, end of period(1)	$8.52	$9.86	$15.28	$—	$—

Total return(2)(3)	(5.86)%	(23.88)%	3.41%	7.76%	1.00%
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(4)(5)	7.94%	4.41%	4.60%	2.48%	1.63%
Ratio of credit facility related expenses to average net assets(4)	1.35%	2.96%	3.04%	0.05%	—

Ratio of total expenses to average net assets(4)(5)	9.29%	7.37%	7.64%	2.53%	1.63%
Ratio of net investment income to average net assets(4)	14.47%	14.56%	11.16%	7.21%	2.67%
Net assets, end of period	$539,562,762	$510,295,501	$728,191,869	$561,799,922	$528,704,849
Average debt outstanding	$397,464,757	$453,241,284	$313,057,645	$81,157,895	$—
Weighted average shares outstanding	55,923,757	54,043,069	45,714,141	36,632,218	35,366,589
Average debt per share(6)	$7.11	$8.39	$6.85	$2.22	$—
Portfolio turnover(3)	14%	11%	31%	36%	2%

*	Inception of operations.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

(1)	The Company’s common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.
(2)	For the years ended December 31, 2009 and 2008, total return is based on the change in market price during the respective years. For the periods prior to December 31, 2008, total return is based on the change in net asset value per common share during the respective periods. The total return for the period June 26, 2007 through December 31, 2007 based on the change in market price per common share during such periods was 1.18%. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.
(3)	Not annualized.
(4)	Annualized.
(5)	Through June 30, 2007, certain base management fee waivers were in effect. For the years ended December 31, 2007 and 2006 and for the period from July 25, 2005 (inception of operations) to December 31, 2005, the ratio of operating expenses before management fee waiver to average net assets is 4.90%, 3.26% and 2.64%, respectively, and the ratio of total expenses before management fee waiver to average net assets is 7.94%, 3.31% and 2.64%, respectively.
(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

12. Federal tax information

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following temporary and permanent differences at December 31, 2009 and 2008 primarily attributable to differences in the tax treatment of certain loans, foreign currency transactions, non-deductible expenses and differences in accounting for upfront fees (which are treated as taxable income when received and accreted/amortized over the life of the respective investment for financial reporting purposes), were reclassified for tax purposes as follows:

	December 31, 2009	December 31, 2008
Decrease in paid-in capital in excess of par	$(1,092,603)	$(436,733)
Increase (decrease) in undistributed net investment income	$(15,860,943)	$6,321,114
Increase (decrease) in accumulated net realized gain (loss)	$16,953,546	$(5,884,381)

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

The following reconciles net increase (decrease) in net assets resulting from operations to taxable income for the years ended December 31, 2009 and 2008:

	Year ended December 31, 2009	Year ended December 31, 2008
Net increase (decrease) in net assets resulting from operations	$67,239,723	$(150,507,382)
Net unrealized depreciation (appreciation) not taxable	(101,425,021)	251,738,227
Deferral of post-October capital loss	28,594,710	—
Deferral of post-October currency loss	1,008,793	793,563
Reversal of prior year post-October currency loss	(793,563)	—
Section 1256 currency contracts mark-to-market	203,998	(336,193)
Reversal of prior year Section 1256 currency contracts mark-to-market	336,193	451,944
Capital loss carryforward	9,065,897	—
Taxable interest income on non-accrual loans	1,046,547	—
Upfront fees received, net of book amortization	(1,884,376)	205,921
Losses not currently deductible	55,483,408	—
Other income not currently taxable	—	(12,496)
Other taxable income (loss)	(2,246,428)	117,510
Non-deductible excise and other taxes	1,014,240	473,711
Amortization of organizational costs	(3,804)	(3,804)

Taxable income before deductions for distributions	$57,640,317	$102,921,001

Taxable income generally differs from the change in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

At December 31, 2009, the cost of investments for tax purposes was $1,114,390,618, resulting in net unrealized depreciation of $(267,648,573), which was comprised of gross unrealized appreciation and depreciation of $12,086,887 and $(279,735,460), respectively. At December 31, 2008, the cost of investments for tax purposes was $1,244,268,842, resulting in net unrealized depreciation of $(317,423,914), which was comprised of gross unrealized appreciation and depreciation of $6,865,074 and $(324,288,988), respectively.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

At December 31, 2009 and 2008, the components of accumulated net losses on a tax basis and reconciliation to accumulated net losses on a book basis were as follows:

	Year ended December 31, 2009	Year ended December 31, 2008
Undistributed ordinary income—net	$25,714,876	$12,929,263
Undistributed capital gain—net	—	107,473
Unrealized loss—net	(207,870,547)	(309,295,567)
Post-October capital loss	(28,594,710)	—
Section 1256 currency contracts mark-to-market	(203,998)	336,193
Post-October currency loss	(1,008,793)	(793,563)
Differences between book and tax loss on investments	(55,623,914)	—
Taxable interest income on non-accrual loans	(1,046,547)	—
Capital loss carryforward	(9,065,897)	—
Upfront fees adjustments	(5,862,812)	(8,412,114)
Non-deductible taxes	(36,978)	(36,978)
Expenses not currently deductible	(39,939)	(43,743)
Net income from limited liability companies	1,953,089	11,960

Total accumulated losses—net, book basis	$(281,686,170)	$(305,197,076)

For the tax year ended December 31, 2009, the Company had a net capital loss of $9,065,897, which will be carried forward to offset future net capital gains to the extent provided by federal tax law. The net capital loss carryforward will expire in the tax year ending December 31, 2017.

As a RIC, the Company is subject to a non-deductible federal excise tax of 4% if it does not distribute at least 98% of its ordinary income, excluding net short-term capital gains, in any calendar year; 98% of its capital gains in excess of capital losses for each one-year period ended October 31; and any ordinary income and net capital gains for preceding years that were not distributed during such years. For the calendar years ended December 31, 2009 and 2008 and the one-year periods ended October 31, 2009 and 2008, the Company did not distribute at least 98% of its ordinary income and capital gains and paid or will pay the 4% excise tax. Accordingly, for the years ended December 31, 2009 and 2008, a provision was recorded for federal excise taxes of $1,012,791 and $436,733, respectively.

For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. The tax character of distributions paid or declared during the years ended December 31, 2009, 2008 and 2007, respectively, was as follows:

Year ended	Ordinary income	Amount per share*	Long-term capital gain	Amount per share*	Total distributions	Total amount per share*
December 31, 2009	$44,714,904	$0.80	$106,515	$0.00	$44,821,419	$0.80
December 31, 2008	$92,556,785	$1.71	$330,584	$0.01	$92,887,369	$1.72
December 31, 2007	$76,491,196	$1.68	$519,782	$0.01	$77,010,978	$1.69

*	Rounded to the nearest $0.01.

The Company adopted ASC 740-10, Income Taxes (“ASC 740-10”) on January 1, 2007. ASC 740-10 clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

financial statements. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10.

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

The statute of limitations on the Company’s U.S. federal income tax returns remains open for each of the four years ended December 31, 2009. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

13. Subsequent events

The Company has reviewed subsequent events occurring through the date that these financial statements were issued, and determined that no subsequent events occurred requiring accrual or disclosure, except as disclosed below and elsewhere in these Notes to Financial Statements.

On March 3, 2010, the Company’s Board of Directors declared a dividend of $0.32 per share, payable on April 5, 2010 to stockholders of record at the close of business on March 22, 2010.

Through March 11, 2010, sales and repayments of principal in the Company’s investment portfolio have totaled $79 million since year-end and borrowings under the Credit Facility are $251 million as of that date.

7,500,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

June 16, 2010

Joint Book-Running Managers

Citi	BofA Merrill Lynch	Credit Suisse	UBS Investment Bank

Lead Manager

BMO Capital Markets

Co-Manager

Lazard Capital Markets